UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06110

Western Asset Funds, Inc.

(Exact name of registrant as specified in charter)

55 Water Street, New York, N.Y. 10041

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: December 31

Date of reporting period: December 31, 2011

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

December 31, 2011

Annual Repor t

Western Asset

Core Plus Bond

Portfolio

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

II	Western Asset Core Plus Bond Portfolio

Fund objective

The Fund seeks to maximize total return, consistent with prudent investment management and liquidity needs, by investing to obtain an average duration which is expected to range within 30% of the average duration of the domestic bond market as a whole.

Letter from the president

Dear Shareholder,

We are pleased to provide the annual report of Western Asset Core Plus Bond Portfolio for the twelve-month reporting period ended December 31, 2011. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/individualinvestors. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

President

January 27, 2012

Western Asset Core Plus Bond Portfolio	III

Investment commentary

Economic review

Economic growth in the U.S. accelerated over the twelve months ended December 31, 2011. However, the pace of the expansion was less robust than during most other periods exiting a severe recession. U.S. gross domestic product (“GDP”)i growth, as reported by the U.S. Department of Commerce, was 0.4% and 1.3% in the first and second quarters of 2011, respectively. Third quarter GDP growth then rose to 1.8%. The economy then gathered further momentum late in the year, as the Commerce Department’s initial estimate for fourth quarter GDP growth was 2.8% — the fastest pace since the second quarter of 2010. This was attributed, in part, to higher consumer spending, which rose 2.0% in the fourth quarter, versus 1.7% and 0.7% gains in the third and second quarters, respectively.

Two factors holding back the economy were the weak job market and continued strains in the housing market. While there was some improvement in early 2011 and late in the reporting period, unemployment remained elevated. When 2011 began, unemployment, as reported by the U.S. Department of Labor, was 9.4%. After dipping below 9.0% in March 2011 (to 8.9%), unemployment moved back to 9.0% in April. Unemployment stayed above 9.0% over the next five months before declining to 8.9% in October. Unemployment then fell to 8.6% in November and 8.5% in December, the latter being the lowest rate since February 2009. The housing market showed some encouraging signs, although home prices still appear to be searching for a bottom. Looking back, existing-home sales moved somewhat higher in January 2011, according to the National Association of Realtors (“NAR”). Existing-home sales then fluctuated over the next eight months before rising during each of the last three months of the year. In addition, the year ended with the lowest inventory of unsold homes since April 2006. However, existing-home prices remained weak versus a year ago, with the NAR reporting that the median existing-home price for all housing types was $164,500 in December 2011, down 2.5% from December 2010.

While the manufacturing sector continued to expand, it experienced a soft patch during a portion of the reporting period. Based on the Institute for Supply Management’s PMI (“PMI”)ii, in February 2011, the manufacturing sector expanded at its fastest pace since May 2004, with a reading of 61.4 (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). The PMI then generally moderated over the next several months and was 50.6 in August 2011, its lowest reading in two years. However, the manufacturing sector gained some momentum late in the period and ended December at 53.9, its highest reading in the last six months.

The Federal Reserve Board (“Fed”)iii took a number of actions as it sought to meet its dual mandate of fostering maximum employment and price stability. As has been the case since December 2008, the Fed kept the federal funds rateiv at a historically low range between zero and 0.25%. In addition, in August 2011, the Fed declared its intention to keep the federal funds rate steady until mid-2013. Then, in September 2011, the Fed announced its intention to purchase $400 billion of longer-term Treasury securities and to sell an equal amount of shorter-term Treasury securities by June 2012 (often referred to as “Operation Twist”). At its meeting in December, the Fed potentially opened the door to another round of quantitative easing in 2012, saying it is “prepared to employ its tools to promote a stronger economic recovery in a context of price stability.” Finally, in January 2012 (after the reporting period ended), the Fed extended the period it expects to keep rates on hold,

IV	Western Asset Core Plus Bond Portfolio

Investment commentary (cont’d)

saying “economic conditions — including low rates of resource utilization and a subdued outlook for inflation over the medium run — are likely to warrant exceptionally low levels for the federal funds rate at least through late 2014.”

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

R. Jay Gerken, CFA

President

January 27, 2012

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

Western Asset Core Plus Bond Portfolio 2011 Annual Report	1

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks to maximize total return, consistent with prudent investment management and liquidity needs, by investing to obtain the average durationi specified below. The Fund invests in a portfolio of fixed-income securities of various maturities and, under normal market conditions, will invest at least 80% of its net assets in debt and fixed-income securities. Although the Fund may invest in debt and fixed-income securities of any maturity, under normal market conditions, the target dollar weighted average effective durationii for the Fund is expected to range within 30% of the average duration of the domestic bond market as a whole as measured by Western Asset Management Company (“Western Asset”), the Fund’s adviser. (Generally, this range is 2.5 to seven years.)

The Fund may invest up to 20% of its total assets in non-U.S. dollar-denominated securities. Up to 20% of the Fund’s net assets may be invested in debt securities that are not rated Baa or BBB or above at the time of purchase by one or more nationally recognized statistical rating organizations but are rated at least B-/B3 or, if unrated, securities that we determine to be of comparable quality at the time of purchase. These securities are known as “high-yield securities” or “junk bonds.” The Fund may invest up to 25% of its total assets in the securities of non-U.S. issuers.

The Fund may also enter into various derivative transactions for both hedging and non-hedging purposes, including for purposes of enhancing returns. These derivative transactions include, but are not limited to, futures, options, swaps and forwards.

At Western Asset, we utilize a fixed-income team approach, with decisions derived from interaction among various investment management sector specialists. The sector teams are comprised of Western Asset’s senior portfolio managers, research analysts and an in-house economist. Under this team approach, management of client fixed-income portfolios will reflect a consensus of interdisciplinary views within the Western Asset organization.

Q. What were the overall market conditions during the Fund’s reporting period?

A. Given changing perceptions for the economy and a number of macro issues, the performance of the spread sectors (non-Treasuries) fluctuated during the reporting period. Most spread sectors rallied during the first four months of the period as expectations for the economy were generally positive. While the spread sectors generally posted positive results in May, they underperformed equal-duration Treasuries. Risk aversion then increased from June through September given a host of disappointing economic data, a further escalation of the European sovereign debt crisis and the Standard & Poor’s rating downgrade of U.S. sovereign debt. However, most spread sectors rallied in October given hopes of progress in Europe and some better-than-expected economic data. While risk aversion returned in November given an escalation of the European sovereign debt crisis, risk appetite returned in December as the economy appeared to gather some momentum heading into 2012.

Both short- and long-term Treasury yields fluctuated but, overall, moved lower during the reporting period. When the period began, two- and ten-year Treasury yields were 0.61% and 3.30%, respectively. Yields initially moved higher given expectations for stronger growth in 2011 and the potential for rising inflation. Two- and ten-year Treasury yields peaked at 0.87% and 3.75%, respectively, in February 2011. Yields then declined during much of the next seven months due to disappointing economic data and several flights to quality. Two-year

2	Western Asset Core Plus Bond Portfolio 2011 Annual Report

Fund overview (cont’d)

Treasuries hit their low for the reporting period of 0.16% on September 19, 2011. Ten-year Treasuries reached their reporting period trough of 1.72% on September 22, 2011. Yields then moved higher in October as investor risk appetite increased. Two-year Treasury yields were then relatively stable during the last two months of the year, whereas ten-year Treasury yields declined in November and December. When the reporting period ended on December 31, 2011, two-year Treasury yields were 0.25% and ten-year Treasury yields were 1.89%.

All told, the Barclays Capital U.S. Aggregate Indexiii (the “Index”) returned 7.84% for the twelve months ended December 31, 2011. Comparatively, riskier fixed-income securities, including high-yield bonds and emerging market debt, produced mixed results. Over the fiscal year, the Barclays Capital U.S. High Yield – 2% Issuer Cap Indexiv gained 4.96%. In contrast, the emerging market debt asset class, as measured by the JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)v, returned 8.46%.

Q. How did we respond to these changing market conditions?

A. A number of adjustments were made to the Fund during the reporting period. We increased our allocation to cash and slightly pared our allocation to U.S. Treasuries. The Fund’s allocation to high-yield bonds was reduced, whereas we increased its exposure to bank loans. Elsewhere, we pared the Fund’s allocations to agency mortgage-backed securities (“MBS”) and non-agency MBS.

The Fund used U.S. Treasury futures and options, Eurodollar futures and options, and interest rate swaps and swaptions to manage our duration and yield curvevi exposure. The use of these instruments contributed to performance. Total return swaps, which were used to gain exposure to specific portions of the fixed-income market, did not meaningfully impact results. Euro-bund and Euro-bobl futures were utilized to manage our exposure to the German yield curve. They were modestly additive for performance. Euriborvii futures, which are used to manage short-term interest rates, modestly contributed to results. Credit default swaps, used to manage and hedge our credit exposure, did not significantly impact performance. Index credit default swaps were used to manage our exposure to commercial mortgage-backed securities. They contributed to results during the period. Finally, we used currency forwards to manage our foreign currency exposure. They added to performance during the fiscal year.

Performance review

For the twelve months ended December 31, 2011, Class I shares of Western Asset Core Plus Bond Portfolio returned 6.72%. The Fund’s unmanaged benchmark, the Barclays Capital U.S. Aggregate Index, returned 7.84% for the same period. The Lipper Intermediate Investment Grade Debt Funds Category Average1 returned 6.22% over the same time frame.

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the twelve-month period ended December 31, 2011, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 597 funds in the Fund’s Lipper category.

Western Asset Core Plus Bond Portfolio 2011 Annual Report	3

Performance Snapshot as of December 31, 2011 (unaudited)
	6 months	12 months
Western Asset Core Plus Bond Portfolio:
Class IS	3.20%	6.65%
Class I	3.19%	6.72%
Class FI	2.97%	6.37%
Barclays Capital U.S. Aggregate Index	4.98%	7.84%
Lipper Intermediate Investment Grade Debt Funds Category Average[1]	3.32%	6.22%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value, investment returns and yields will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.

All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include the deduction of taxes that a shareholder would pay on Fund distributions. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

The 30-Day SEC Yields for the period ended December 31, 2011 for Class IS, Class I and Class FI shares were 2.86%, 2.87% and 2.61%, respectively. Absent fee waivers and/or expense reimbursements, the 30-Day SEC Yield for Class FI shares would have been 2.51%. The 30-Day SEC Yield is subject to change and is based on the yield to maturity of the Fund’s investments over a 30-day period and not on the dividends paid by the Fund, which may differ.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated May 1, 2011, the gross total annual operating expense ratios for Class IS, Class I and Class FI shares were 0.43%, 0.45% and 0.76%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of expense limitation arrangements, the ratio of expenses, other than brokerage, interest, taxes, deferred organizational expenses and extraordinary expenses, to average net assets is not expected to exceed 0.45% for Class IS shares and 0.70% for Class FI shares. These expense limitation arrangements cannot be terminated prior to April 30, 2012 without the Board of Directors’ consent.

The manager is permitted to recapture amounts waived or reimbursed to a class within three years after the day on which the manager earned the fee or incurred the expense if the class’ total annual operating expenses have fallen to a level below the lower of the limit described above or the limit then in effect.

Q. What were the leading contributors to performance?

A. The largest contributor to the Fund’s relative performance during the reporting period was yield curve positioning. Given our expectation for a flattening yield curve, we had an overweight exposure to the thirty-year portion of the curve. This was beneficial for performance, as the yield curve did flatten and longer-term securities outperformed short-term securities. Our non-dollar exposure was a positive for results. Adding the most value was our short position in the euro, as it performed poorly given the European sovereign debt crisis. Elsewhere, the Fund’s overweight to agency MBS was additive for performance.

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended December 31, 2011, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 609 funds for the six-month period and among the 597 funds for the twelve-month period in the Fund’s Lipper category.

4	Western Asset Core Plus Bond Portfolio 2011 Annual Report

Fund overview (cont’d)

This high-quality sector generated solid results and held up relatively well during periods of heightened investor risk aversion.

Finally, a number of our investment grade corporate bonds and high-yield bond holdings contributed to results. In the investment grade corporate bond sector, overweight positions in General Electric Capital Corp., Comcast Corp. and Verizon New York Inc. produced the best results. Among the Fund’s strongest high-yield holdings were overweight exposures to Intelsat Jackson, El Paso Corp. and Calpine Construction Finance Co.

Q. What were the leading detractors from performance?

A. The largest detractor from the Fund’s relative performance for the period was its overweight to investment grade corporate bonds. While the sector generated strong results at times during the fiscal year, overall it lagged the Index during the twelve months ended December 31, 2011. In particular, a number of individual holdings detracted from performance, including our overweights in Credit Agricole, Morgan Stanley and Nordea Bank.

An overweight to non-agency MBS was not rewarded. They generated weak results as liquidity was often challenged given tepid investor demand amid continued concerns about the housing market. Additionally, there were fears that European financial institutions may need to sell their non-agency MBS holdings as they deleverage their balance sheets and shed non-core assets.

Our out-of-benchmark allocation to emerging market debt was also a detractor during the period. A number of our emerging market currency exposures were not rewarded, especially during the third quarter of 2011, given an extreme flight to quality.

Finally, an overweight exposure and security selection in the high-yield market were negative for performance. Holdings that generated weak results included Frac Tech International, Royal Bank of Scotland and GMAC Mortgage Corp.

Thank you for your investment in Western Asset Core Plus Bond Portfolio. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Western Asset Management Company

January 17, 2012

RISKS: Bonds are subject to a variety of risks, including interest rate, credit and inflation risks. As interest rates rise, bond prices fall, reducing the value of the Fund’s share price. The Fund may invest in high-yield bonds, which are rated below investment grade and carry more risk than higher-rated securities. Investments in asset-backed and mortgage-backed securities involve additional risks, including prepayment and extension risks. Non-U.S. investments are subject to currency fluctuations and social, economic and political risks. These risks are magnified in emerging markets. The Fund may use derivatives, such as options, futures and swaps, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for a more complete discussion of these and other risks, and the Fund’s investment strategies.

Portfolio holdings and breakdowns are as of December 31, 2011 and are subject to change and may not be representative of the portfolio managers’ current or future investments. Please refer to pages 13 through 50 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in

Western Asset Core Plus Bond Portfolio 2011 Annual Report	5

any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of December 31, 2011 were: Corporate Bonds & Notes (31.9%), Mortgage-Backed Securities (30.6%), Collateralized Mortgage Obligations (13.1%), U.S. Government & Agency Obligations (5.7%) and Asset-Backed Securities (3.7%). The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

ii

Effective duration measures the expected sensitivity of market price to changes in interest rates, taking into account the effects of structural complexities. (For example, some bonds can be prepaid by the issuer.)

iii

The Barclays Capital U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

iv

The Barclays Capital U.S. High Yield – 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Barclays Capital U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

[v]

The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments.

vi	The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

vii	The Euro Interbank Offered Rate (“Euribor”) is the benchmark rate at which euro interbank term deposits within the Eurozone are offered by one prime bank to another prime bank.

6	Western Asset Core Plus Bond Portfolio 2011 Annual Report

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of December 31, 2011 and December 31, 2010 and does not include derivatives such as futures contracts, written options, forward foreign currency contracts and swap contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

Western Asset Core Plus Bond Portfolio 2011 Annual Report	7

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on July 1, 2011 and held for the six months ended December 31, 2011.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class IS	3.20%	$1,000.00	$1,032.00	0.43%	$2.20	Class IS	5.00%	$1,000.00	$1,023.04	0.43%	$2.19
Class I	3.19	1,000.00	1,031.90	0.45	2.30	Class I	5.00	1,000.00	1,022.94	0.45	2.29
Class FI	2.97	1,000.00	1,029.70	0.70	3.58	Class FI	5.00	1,000.00	1,021.68	0.70	3.57

[1]	For the six months ended December 31, 2011.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365.

8	Western Asset Core Plus Bond Portfolio 2011 Annual Report

Portfolio performance (unaudited)

Average annual total returns[1]
	Class IS	Class I	Class FI
Twelve Months Ended 12/31/11	6.65%	6.72%	6.37%
Five Years Ended 12/31/11	N/A	6.90	6.61
Ten Years Ended 12/31/11	N/A	6.91	N/A
Inception* through 12/31/11	11.27	6.90	6.57

Cumulative total returns[1]
Class IS (Inception date of 8/4/08 through 12/31/11)	43.93%
Class I (12/31/01 through 12/31/11)	95.02
Class FI (Inception date of 1/8/02 through 12/31/11)	88.67

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

[1]	Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value.

*	Inception dates for Class IS, I and FI are August 4, 2008, July 8, 1998 and January 8, 2002, respectively.

Western Asset Core Plus Bond Portfolio 2011 Annual Report	9

Historical performance

Value of $1,000,000 invested in

Class IS Shares of Western Asset Core Plus Bond Portfolio vs. Barclays Capital U.S. Aggregate Index† —

August 4, 2008 - December 2011

Value of $1,000,000 invested in

Class I Shares of Western Asset Core Plus Bond Portfolio vs. Barclays Capital U.S. Aggregate Index† —

December 2001 - December 2011

10	Western Asset Core Plus Bond Portfolio 2011 Annual Report

Portfolio performance (unaudited) (cont’d)

Value of $1,000,000 invested in

Class FI Shares of Western Asset Core Plus Bond Portfolio vs. Barclays Capital U.S. Aggregate Index† —

January 8, 2002 - December 2011

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†	Hypothetical illustration of $1,000,000 invested in Class IS, I and FI shares of Western Asset Core Plus Bond Portfolio on August 4, 2008 (commencement of operations), December 31, 2001 and January 8, 2002 (commencement of operations), respectively, assuming the reinvestment of all distributions, including returns of capital, if any, at net asset value through December 31, 2011. The hypothetical illustration also assumes a $1,000,000 investment in the Barclays Capital U.S. Aggregate Index. The Barclays Capital U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity. The Index is unmanaged and not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index.

Western Asset Core Plus Bond Portfolio 2011 Annual Report	11

Spread duration (unaudited)

Economic exposure — December 31, 2011

Spread duration measures the sensitivity to changes in spreads. The spread over Treasuries is the annual risk premium demanded by investors to hold non-Treasury securities. Spread duration is quantified as the % change in price resulting from a 100 basis points change in spreads. For a security with positive spread duration, an increase in spreads would result in a price decline and a decline in spreads would result in a price increase. This chart highlights the market sector exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

ABS	— Asset Backed Securities
BCAI	— Barclays Capital U.S. Aggregate Index
EM	— Emerging Markets
HY	— High Yield
IG Credit	— Investment Grade Credit
MBS	— Mortgage Backed Securities
Muni	— Municipal
WA Core Plus	— Western Asset Core Plus Bond Portfolio

12	Western Asset Core Plus Bond Portfolio 2011 Annual Report

Effective duration (unaudited)

Interest rate exposure — December 31, 2011

Effective duration measures the sensitivity to changes in relevant interest rates. Effective duration is quantified as the % change in price resulting from a 100 basis points change in interest rates. For a security with positive effective duration, an increase in interest rates would result in a price decline and a decline in interest rates would result in a price increase. This chart highlights the interest rate exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

ABS	— Asset Backed Securities
BCAI	— Barclays Capital U.S. Aggregate Index
EM	— Emerging Markets
HY	— High Yield
IG Credit	— Investment Grade Credit
MBS	— Mortgage Backed Securities
Muni	— Municipal
WA Core Plus	— Western Asset Core Plus Bond Portfolio

Western Asset Core Plus Bond Portfolio 2011 Annual Report	13

Schedule of investments

December 31, 2011

Western Asset Core Plus Bond Portfolio

Security	Rate	Maturity Date	Face Amount†	Value
Corporate Bonds & Notes — 31.9%
Consumer Discretionary — 3.1%
Automobiles — 0.2%
Daimler Finance NA LLC, Senior Notes	2.625%	9/15/16	10,190,000	$10,130,450	(a)
DaimlerChrysler North America Holding Corp., Notes	7.300%	1/15/12	3,315,000	3,321,172
DaimlerChrysler North America Holding Corp., Notes	6.500%	11/15/13	1,390,000	1,513,984
Ford Motor Credit Co., LLC, Notes	7.000%	10/1/13	5,000,000	5,301,660
Total Automobiles				20,267,266
Diversified Consumer Services — 0.1%
Service Corp. International, Senior Notes	7.500%	4/1/27	5,385,000	5,169,600
Hotels, Restaurants & Leisure — 0.2%
CityCenter Holdings LLC/CityCenter Finance Corp., Senior Secured Notes	7.625%	1/15/16	4,420,000	4,530,500	(a)
Inn of the Mountain Gods Resort & Casino, Senior Secured Notes	8.750%	11/30/20	294,000	283,710	(a)
Marriott International Inc.	5.810%	11/10/15	7,950,000	8,932,270
McDonald’s Corp., Medium Term Notes	5.350%	3/1/18	310,000	370,419
MGM Resorts International, Senior Notes	7.625%	1/15/17	1,270,000	1,209,675
MGM Resorts International, Senior Secured Notes	11.125%	11/15/17	1,645,000	1,875,300
Mohegan Tribal Gaming Authority, Senior Subordinated Notes	8.000%	4/1/12	245,000	164,150
Total Hotels, Restaurants & Leisure				17,366,024
Media — 2.2%
CBS Corp.	7.625%	1/15/16	5,500,000	6,424,957
CCO Holdings LLC / CCO Holdings Capital Corp., Senior Notes	7.000%	1/15/19	16,640,000	17,347,200
Comcast Cable Communications LLC, Notes	8.875%	5/1/17	40,000	51,625
Comcast Corp., Notes	6.500%	1/15/15	3,760,000	4,262,471
Comcast Corp., Notes	5.875%	2/15/18	10,000	11,563
Comcast Corp., Notes	6.450%	3/15/37	11,139,000	13,503,175
Comcast Corp., Senior Notes	6.500%	1/15/17	3,140,000	3,693,196
Comcast Corp., Senior Notes	6.300%	11/15/17	1,210,000	1,431,186
Comcast Corp., Senior Notes	6.950%	8/15/37	8,460,000	10,763,726
Comcast Corp., Senior Notes	6.400%	3/1/40	4,950,000	6,153,157
COX Communications Inc., Senior Notes	5.450%	12/15/14	4,750,000	5,272,628
CSC Holdings LLC, Senior Notes	8.625%	2/15/19	1,105,000	1,273,513
DISH DBS Corp., Senior Notes	7.000%	10/1/13	6,340,000	6,767,950
DISH DBS Corp., Senior Notes	6.625%	10/1/14	255,000	272,213
DISH DBS Corp., Senior Notes	7.750%	5/31/15	1,610,000	1,771,000
DISH DBS Corp., Senior Notes	6.750%	6/1/21	4,610,000	4,967,275

See Notes to Financial Statements.

14	Western Asset Core Plus Bond Portfolio 2011 Annual Report

Schedule of investments (cont’d)

December 31, 2011

Western Asset Core Plus Bond Portfolio

Security	Rate	Maturity Date	Face Amount†	Value
Media — continued
EchoStar DBS Corp., Senior Notes	7.125%	2/1/16	2,065,000	$2,225,037
Gannett Co. Inc.	6.375%	4/1/12	4,560,000	4,582,800
News America Inc.	6.750%	1/9/38	200,000	226,408
News America Inc., Senior Notes	4.500%	2/15/21	1,140,000	1,195,300
News America Inc., Senior Notes	6.200%	12/15/34	260,000	279,511
News America Inc., Senior Notes	6.650%	11/15/37	1,330,000	1,506,801
Reed Elsevier Capital Inc., Notes	8.625%	1/15/19	12,205,000	15,232,877
Time Warner Cable Inc., Senior Notes	8.750%	2/14/19	15,640,000	19,971,170
Time Warner Cable Inc., Senior Notes	8.250%	4/1/19	14,010,000	17,596,728
Time Warner Cable Inc., Senior Notes	4.125%	2/15/21	1,650,000	1,694,385
Time Warner Cable Inc., Senior Notes	4.000%	9/1/21	5,080,000	5,139,578
Time Warner Cable Inc., Senior Notes	6.750%	6/15/39	4,955,000	5,855,413
Time Warner Cable Inc., Senior Notes	5.875%	11/15/40	11,690,000	12,651,631
Time Warner Cable Inc., Senior Notes	5.500%	9/1/41	660,000	695,508
Time Warner Entertainment Co., LP, Senior Notes	8.375%	7/15/33	20,000	26,214
Time Warner Inc., Senior Notes	4.750%	3/29/21	9,220,000	9,998,859
Time Warner Inc., Senior Notes	6.250%	3/29/41	950,000	1,139,003
United Business Media Ltd., Notes	5.750%	11/3/20	5,920,000	5,971,244	(a)
UPCB Finance III Ltd., Senior Secured Notes	6.625%	7/1/20	7,980,000	7,860,300	(a)
Total Media				197,815,602
Multiline Retail — 0.1%
Target Corp.	4.000%	6/15/13	5,340,000	5,597,959
Specialty Retail — 0.3%
Autozone Inc.	6.950%	6/15/16	10,890,000	12,649,464
Home Depot Inc.	5.250%	12/16/13	5,510,000	5,983,342
Home Depot Inc.	5.400%	3/1/16	8,230,000	9,505,387
Total Specialty Retail				28,138,193
Total Consumer Discretionary				274,354,644
Consumer Staples — 2.3%
Beverages — 0.6%
Anheuser-Busch InBev Worldwide Inc., Senior Notes	5.375%	1/15/20	12,290,000	14,413,761
Anheuser-Busch InBev Worldwide Inc., Senior Notes	5.000%	4/15/20	4,620,000	5,295,398
Diageo Finance BV	3.250%	1/15/15	11,360,000	12,009,894
PepsiCo Inc., Senior Notes	7.900%	11/1/18	45,000	60,753
Pernod-Ricard SA, Senior Notes	4.450%	1/15/22	17,855,000	18,704,630	(a)
Total Beverages				50,484,436
Food & Staples Retailing — 0.6%
CVS Caremark Corp., Senior Notes	6.600%	3/15/19	12,451,000	15,176,623

See Notes to Financial Statements.

Western Asset Core Plus Bond Portfolio 2011 Annual Report	15

Western Asset Core Plus Bond Portfolio

Security	Rate	Maturity Date	Face Amount†	Value
Food & Staples Retailing — continued
CVS Corp., Pass-Through Trust	9.350%	1/10/23	3,020,000	$3,194,556	(a)
CVS Corp., Pass-Through Trust, Secured Bonds	5.789%	1/10/26	99,771	105,259	(a)
CVS Corp., Pass-Through Trust, Secured Notes	6.943%	1/10/30	2,648,953	2,936,047
CVS Pass-Through Trust, Secured Notes	5.298%	1/11/27	462,712	458,085	(a)
CVS Pass-Through Trust, Secured Notes	5.880%	1/10/28	5,144,290	5,305,924
CVS Pass-Through Trust, Secured Notes	6.036%	12/10/28	13,279,625	13,819,973
Delhaize Group, Senior Notes	6.500%	6/15/17	120,000	141,039
Kroger Co., Senior Notes	6.400%	8/15/17	1,270,000	1,510,443
Safeway Inc., Senior Notes	6.350%	8/15/17	310,000	351,486
Safeway Inc., Senior Notes	3.950%	8/15/20	4,120,000	4,068,615
Safeway Inc., Senior Notes	4.750%	12/1/21	8,480,000	8,686,590
Wal-Mart Stores Inc., Notes	5.800%	2/15/18	180,000	220,650
Wal-Mart Stores Inc., Notes	6.200%	4/15/38	2,260,000	3,035,031
Total Food & Staples Retailing				59,010,321
Food Products — 0.4%
Ahold Lease USA Inc., Pass-Through Certificates	8.620%	1/2/25	7,604,620	8,647,974	(b)
Kraft Foods Inc., Senior Notes	5.375%	2/10/20	21,220,000	24,484,718
Total Food Products				33,132,692
Household Products — 0.1%
Reynolds Group DL Escrow Inc./Reynolds Group Escrow LLC, Senior Secured Notes	8.750%	10/15/16	6,835,000	7,193,838	(a)
Tobacco — 0.6%
Altria Group Inc., Senior Notes	9.250%	8/6/19	11,630,000	15,616,252
Altria Group Inc., Senior Notes	4.750%	5/5/21	13,100,000	14,423,598
Philip Morris International Inc., Senior Notes	2.900%	11/15/21	15,330,000	15,629,686
Reynolds American Inc., Senior Notes	7.250%	6/1/12	1,720,000	1,761,746
Reynolds American Inc., Senior Notes	6.750%	6/15/17	8,430,000	9,581,774
Reynolds American Inc., Senior Secured Notes	7.625%	6/1/16	100,000	119,244
Total Tobacco				57,132,300
Total Consumer Staples				206,953,587
Energy — 5.2%
Energy Equipment & Services — 0.4%
Baker Hughes Inc., Senior Notes	7.500%	11/15/18	230,000	303,422
Baker Hughes Inc., Senior Notes	3.200%	8/15/21	10,730,000	11,086,611	(a)
Compagnie Generale de Geophysique-Veritas, Senior Notes	6.500%	6/1/21	1,420,000	1,377,400
Complete Production Services Inc., Senior Notes	8.000%	12/15/16	5,355,000	5,569,200
Key Energy Services Inc., Senior Notes	6.750%	3/1/21	5,520,000	5,520,000

See Notes to Financial Statements.

16	Western Asset Core Plus Bond Portfolio 2011 Annual Report

Schedule of investments (cont’d)

December 31, 2011

Western Asset Core Plus Bond Portfolio

Security	Rate	Maturity Date	Face Amount†	Value
Energy Equipment & Services — continued
SESI LLC, Senior Notes	7.125%	12/15/21	2,400,000	$2,520,000	(a)
Transocean Inc., Senior Notes	5.250%	3/15/13	360,000	370,079
Transocean Ltd.	6.000%	3/15/18	6,015,000	6,147,456
Total Energy Equipment & Services				32,894,168
Oil, Gas & Consumable Fuels — 4.8%
Anadarko Finance Co., Senior Notes	7.500%	5/1/31	11,507,000	13,922,101
Anadarko Petroleum Corp., Senior Notes	6.375%	9/15/17	10,709,000	12,413,166
Apache Corp., Senior Notes	6.000%	1/15/37	240,000	309,427
Apache Corp., Senior Notes	5.100%	9/1/40	15,000,000	17,531,220
Arch Coal Inc., Senior Notes	7.000%	6/15/19	11,600,000	11,832,000	(a)
BP Capital Markets PLC, Senior Notes	5.250%	11/7/13	19,410,000	20,818,467
BP Capital Markets PLC, Senior Notes	3.875%	3/10/15	6,440,000	6,876,677
BP Capital Markets PLC, Senior Notes	3.561%	11/1/21	1,270,000	1,322,177
Chesapeake Energy Corp., Senior Notes	6.875%	8/15/18	270,000	288,900
Chesapeake Energy Corp., Senior Notes	7.250%	12/15/18	5,685,000	6,281,925
Chesapeake Energy Corp., Senior Notes	6.625%	8/15/20	5,220,000	5,598,450
Compagnie Generale de Geophysique-Veritas, Senior Notes	7.750%	5/15/17	8,594,000	8,701,425
Concho Resources Inc., Senior Notes	6.500%	1/15/22	4,699,000	4,910,455
Conoco Funding Co.	7.250%	10/15/31	810,000	1,124,213
ConocoPhillips	5.900%	10/15/32	10,000	12,318
ConocoPhillips Holding Co., Senior Notes	6.950%	4/15/29	638,000	869,783
CONSOL Energy Inc., Senior Notes	8.250%	4/1/20	5,910,000	6,530,550
Devon Energy Corp.	6.300%	1/15/19	14,500,000	17,735,863
Devon Energy Corp., Debentures	7.950%	4/15/32	970,000	1,388,258
El Paso Corp., Medium-Term Notes	7.800%	8/1/31	3,267,000	3,765,217
El Paso Corp., Senior Subordinated Notes	7.000%	6/15/17	19,000,000	20,817,388
Energy Transfer Partners LP	6.125%	2/15/17	5,305,000	5,824,513
Enterprise Products Operating LLC, Senior Notes	4.050%	2/15/22	17,930,000	18,268,232
Enterprise Products Operating LLC, Senior Notes	5.700%	2/15/42	8,960,000	9,761,804
Enterprise Products Operating LLP, Senior Bonds	6.300%	9/15/17	14,300,000	16,747,130
Gazprom, Loan Participation Notes	6.212%	11/22/16	1,996,000	2,065,860	(a)
Hess Corp., Notes	8.125%	2/15/19	19,670,000	25,249,651
Kerr-McGee Corp., Notes	6.950%	7/1/24	4,730,000	5,641,159
Kerr-McGee Corp., Notes	7.875%	9/15/31	8,240,000	10,327,925
Kinder Morgan Energy Partners LP, Senior Notes	7.125%	3/15/12	4,930,000	4,986,340
Kinder Morgan Energy Partners LP, Senior Notes	5.850%	9/15/12	20,000	20,645
Kinder Morgan Energy Partners LP, Senior Notes	5.000%	12/15/13	1,879,000	1,991,633

See Notes to Financial Statements.

Western Asset Core Plus Bond Portfolio 2011 Annual Report	17

Western Asset Core Plus Bond Portfolio

Security	Rate	Maturity Date	Face Amount†	Value
Oil, Gas & Consumable Fuels — continued
Kinder Morgan Energy Partners LP, Senior Notes	6.000%	2/1/17	5,190,000	$5,873,917
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., Senior Notes	6.250%	6/15/22	2,630,000	2,748,350
Noble Energy Inc., Senior Notes	8.250%	3/1/19	14,600,000	18,985,738
Occidental Petroleum Corp., Senior Notes	3.125%	2/15/22	9,940,000	10,196,909
Peabody Energy Corp., Senior Notes	6.500%	9/15/20	7,345,000	7,712,250
Pemex Project Funding Master Trust, Senior Bonds	6.625%	6/15/35	21,623,000	24,515,076
Pemex Project Funding Master Trust, Senior Notes	1.127%	12/3/12	104,000	103,272	(a)(c)
Petrobras International Finance Co., Senior Notes	3.875%	1/27/16	7,930,000	8,169,573
Petrobras International Finance Co., Senior Notes	6.125%	10/6/16	6,250,000	6,928,519
Petrobras International Finance Co., Senior Notes	5.750%	1/20/20	5,457,000	5,839,645
Petrobras International Finance Co., Senior Notes	5.375%	1/27/21	18,560,000	19,499,155
QEP Resources Inc., Senior Notes	6.875%	3/1/21	8,800,000	9,482,000
Range Resources Corp., Senior Subordinated Notes	6.750%	8/1/20	6,330,000	7,026,300
Regency Energy Partners LP/Regency Energy Finance Corp., Senior Notes	6.500%	7/15/21	6,713,000	6,981,520
Seariver Maritime Financial Holdings	0.000%	9/1/12	70,000	69,502
Shell International Finance BV, Senior Notes	4.375%	3/25/20	1,910,000	2,229,858
Shell International Finance BV, Senior Notes	6.375%	12/15/38	6,665,000	9,173,113
Statoil ASA, Senior Notes	3.125%	8/17/17	4,000,000	4,218,804
Williams Cos. Inc., Debentures	7.500%	1/15/31	453,000	552,110
Williams Cos. Inc., Notes	7.875%	9/1/21	7,877,000	9,694,429
Williams Cos. Inc., Senior Notes	7.750%	6/15/31	242,000	301,034
Williams Partners LP, Senior Notes	5.250%	3/15/20	3,340,000	3,697,273
WPX Energy Inc., Senior Notes	6.000%	1/15/22	4,530,000	4,637,587	(a)
Total Oil, Gas & Consumable Fuels				432,570,806
Total Energy				465,464,974
Financials — 11.7%
Capital Markets — 1.9%
Bear Stearns Co. Inc., Senior Notes	6.400%	10/2/17	925,000	1,033,437
Credit Suisse AG/Guernsey, Junior Subordinated Notes	5.860%	5/15/17	150,000	121,875	(c)(d)
Goldman Sachs Capital II, Junior Subordinated Bonds	5.793%	6/1/12	1,810,000	1,113,150	(c)
Goldman Sachs Group Inc., Senior Notes	6.600%	1/15/12	4,385,000	4,390,788
Goldman Sachs Group Inc., Senior Notes	5.300%	2/14/12	584,000	585,962
Goldman Sachs Group Inc., Senior Notes	3.625%	8/1/12	2,429,000	2,443,632
Goldman Sachs Group Inc., Senior Notes	5.450%	11/1/12	3,892,000	3,958,082
Goldman Sachs Group Inc., Senior Notes	4.750%	7/15/13	584,000	591,724

See Notes to Financial Statements.

18	Western Asset Core Plus Bond Portfolio 2011 Annual Report

Schedule of investments (cont’d)

December 31, 2011

Western Asset Core Plus Bond Portfolio

Security	Rate	Maturity Date	Face Amount†	Value
Capital Markets — continued
Goldman Sachs Group Inc., Senior Notes	5.250%	10/15/13	3,599,000	$3,672,182
Goldman Sachs Group Inc., Senior Notes	5.375%	3/15/20	37,530,000	37,043,011
Goldman Sachs Group Inc., Senior Notes	5.250%	7/27/21	3,070,000	2,994,908
Goldman Sachs Group Inc., Senior Notes	6.250%	2/1/41	29,060,000	28,508,703
Goldman Sachs Group Inc., Subordinated Notes	5.625%	1/15/17	1,420,000	1,392,441
Kaupthing Bank HF, Senior Notes	5.750%	10/4/11	5,550,000	1,373,625	(a)(e)(f)(g)
Kaupthing Bank HF, Senior Notes	7.625%	2/28/15	80,340,000	19,884,150	(a)(e)(g)
Lehman Brothers Holdings Capital Trust VII, Medium-Term Notes	5.857%	5/31/12	5,530,000	553	(c)(d)(g)
Lehman Brothers Holdings Inc., Subordinated Notes	6.500%	7/19/17	5,280,000	528	(g)
Merrill Lynch and Co. Inc.	6.050%	5/16/16	390,000	367,598
Morgan Stanley, Medium-Term Notes	0.855%	10/18/16	7,380,000	5,921,904	(c)
Morgan Stanley, Medium-Term Notes	5.550%	4/27/17	16,755,000	16,165,442
Morgan Stanley, Subordinated Notes	4.750%	4/1/14	7,230,000	7,122,179
State Street Corp., Junior Subordinated Notes	4.956%	3/15/18	14,885,000	15,471,781
UBS AG, Senior Notes	2.250%	1/28/14	7,760,000	7,551,396
UBS AG Stamford CT, Senior Notes	3.875%	1/15/15	6,040,000	6,023,390
UBS AG Stamford CT, Senior Notes	4.875%	8/4/20	4,870,000	4,836,782
Total Capital Markets				172,569,223
Commercial Banks — 3.5%
Bank of Tokyo-Mitsubishi UFJ Ltd., Senior Notes	3.850%	1/22/15	9,340,000	9,909,133	(a)
BankAmerica Institutional Capital A, Junior Subordinated Bonds	8.070%	12/31/26	5,139,000	4,625,100	(a)
Barclays Bank PLC, Senior Notes	5.200%	7/10/14	815,000	840,118
Barclays Bank PLC, Subordinated Notes	6.050%	12/4/17	11,715,000	10,593,383	(a)
BBVA US Senior SAU, Senior Notes	3.250%	5/16/14	20,795,000	19,697,544
Commonwealth Bank of Australia, Senior Notes	3.750%	10/15/14	10,260,000	10,570,878	(a)
Commonwealth Bank of Australia, Senior Notes	5.000%	10/15/19	4,390,000	4,655,766	(a)
Credit Agricole SA, Senior Notes	2.625%	1/21/14	7,870,000	7,406,693	(a)
Credit Agricole SA, Subordinated Notes	8.375%	10/13/19	22,940,000	17,205,000	(a)(c)(d)
Glitnir Banki HF, Notes	6.330%	7/28/11	10,670,000	2,774,200	(a)(e)(f)
Glitnir Banki HF, Notes	6.375%	9/25/12	18,040,000	4,690,400	(a)(e)(g)
HBOS Capital Funding LP, Tier 1 Notes, Perpetual Bonds	6.071%	6/30/14	60,000	37,200	(a)(c)(d)
HBOS Treasury Services PLC	5.250%	2/21/17	4,570,000	4,785,645	(a)
HSBC Capital Funding LP, Subordinated Notes	4.610%	6/27/13	2,090,000	1,921,738	(a)(c)(d)
Intesa Sanpaolo SpA, Senior Notes	3.625%	8/12/15	7,280,000	6,030,606	(a)
Landsbanki Islands HF, Senior Notes	6.100%	8/25/11	28,520,000	998,200	(a)(e)(f)

See Notes to Financial Statements.

Western Asset Core Plus Bond Portfolio 2011 Annual Report	19

Western Asset Core Plus Bond Portfolio

Security	Rate	Maturity Date	Face Amount†	Value
Commercial Banks — continued
Lloyds TSB Bank PLC, Notes	5.800%	1/13/20	440,000	$417,726	(a)
Lloyds TSB Bank PLC, Senior Notes	6.375%	1/21/21	14,640,000	14,671,257
Nordea Bank AB, Senior Notes	3.700%	11/13/14	9,790,000	9,945,994	(a)
Nordea Bank AB, Senior Notes	4.875%	1/27/20	240,000	246,464	(a)
Nordea Bank AB, Senior Notes	4.875%	1/14/21	8,690,000	8,882,214	(a)
Nordea Bank AB, Subordinated Notes	4.875%	5/13/21	14,240,000	12,035,762	(a)
Rabobank Nederland NV, Junior Subordinated Notes	11.000%	6/30/19	13,172,000	15,411,240	(a)(c)(d)
Resona Preferred Global Securities Cayman Ltd., Junior Subordinated Bonds	7.191%	7/30/15	12,200,000	12,063,872	(a)(c)(d)
Royal Bank of Scotland Group PLC, Junior Subordinated Bonds	7.648%	9/30/31	2,060,000	1,403,375	(c)(d)
Royal Bank of Scotland Group PLC, Junior Subordinated Notes, Medium-Term Notes	7.640%	9/29/17	6,100,000	3,271,125	(d)(g)
Royal Bank of Scotland Group PLC, Senior Notes	6.400%	10/21/19	13,230,000	12,385,767
Royal Bank of Scotland Group PLC, Subordinated Notes	5.000%	10/1/14	170,000	140,328
Royal Bank of Scotland Group PLC, Subordinated Notes	5.050%	1/8/15	440,000	358,796
Royal Bank of Scotland PLC, Senior Notes	4.875%	3/16/15	4,720,000	4,513,179
Royal Bank of Scotland PLC, Senior Notes	3.950%	9/21/15	16,530,000	15,500,247
Santander US Debt SA Unipersonal, Senior Notes	3.724%	1/20/15	15,000,000	13,620,225	(a)
Santander US Debt SA Unipersonal, Senior Notes	3.781%	10/7/15	2,200,000	1,993,761	(a)
Sumitomo Mitsui Banking Corp., Senior Notes	3.150%	7/22/15	13,440,000	14,024,371	(a)
Sumitomo Mitsui Banking Corp., Senior Notes	3.100%	1/14/16	4,290,000	4,465,302	(a)
Wachovia Capital Trust III, Junior Subordinated Bonds	5.570%	2/6/12	16,100,000	13,483,750	(c)(d)
Wachovia Corp., Senior Notes	5.750%	2/1/18	13,275,000	15,080,692
Wachovia Corp., Subordinated Notes	5.250%	8/1/14	720,000	759,437
Wells Fargo & Co.	4.600%	4/1/21	13,910,000	15,254,847
Wells Fargo & Co., Senior Notes	3.676%	6/15/16	7,930,000	8,286,834
Wells Fargo & Co., Subordinated Notes	5.000%	11/15/14	130,000	139,103
Wells Fargo Capital X, Capital Securities	5.950%	12/15/36	6,995,000	7,003,744
Total Commercial Banks				312,101,016
Consumer Finance — 0.9%
Ally Financial Inc., Senior Notes	8.000%	3/15/20	5,070,000	5,196,750
American Express Co., Subordinated Debentures	6.800%	9/1/66	12,195,000	12,134,025	(c)
American Express Credit Corp., Senior Notes	5.125%	8/25/14	21,660,000	23,269,749
Caterpillar Financial Services Corp., Senior Notes	6.200%	9/30/13	290,000	316,132

See Notes to Financial Statements.

20	Western Asset Core Plus Bond Portfolio 2011 Annual Report

Schedule of investments (cont’d)

December 31, 2011

Western Asset Core Plus Bond Portfolio

Security	Rate	Maturity Date	Face Amount†	Value
Consumer Finance — continued
HSBC Finance Corp.	7.000%	5/15/12	160,000	$162,983
HSBC Finance Corp., Senior Notes	6.676%	1/15/21	26,780,000	27,701,152
HSBC Finance Corp., Subordinated Notes	6.375%	11/27/12	520,000	534,841
SLM Corp.	5.000%	4/15/15	740,000	712,069
SLM Corp., Medium-Term Notes, Senior Notes	5.050%	11/14/14	4,690,000	4,625,747
SLM Corp., Medium-Term Notes, Senior Notes	5.625%	8/1/33	3,510,000	2,618,179
Springleaf Finance Corp., Senior Notes	6.900%	12/15/17	1,590,000	1,144,800
Total Consumer Finance				78,416,427
Diversified Financial Services — 4.5%
Air 2 US, Notes	8.027%	10/1/19	7,092,156	6,524,784	(a)
Bank of America Corp.	5.750%	12/1/17	480,000	453,370
Bank of America Corp., Senior Notes	4.875%	9/15/12	230,000	231,476
Bank of America Corp., Senior Notes	4.500%	4/1/15	25,520,000	24,626,443
Bank of America Corp., Senior Notes	6.500%	8/1/16	6,980,000	7,029,349
Bank of America Corp., Senior Notes	5.625%	7/1/20	5,350,000	4,941,977
Bank of America Corp., Senior Notes	5.875%	1/5/21	28,000,000	26,651,156
Bank of America Corp., Senior Notes	5.000%	5/13/21	12,450,000	11,339,896
Bank of America Corp., Subordinated Notes	5.420%	3/15/17	2,030,000	1,831,486
Boeing Capital Corp., Senior Notes	4.700%	10/27/19	5,760,000	6,556,447
Citigroup Inc., Notes	6.500%	8/19/13	150,000	156,144
Citigroup Inc., Senior Notes	6.000%	12/13/13	20,500,000	21,212,560
Citigroup Inc., Senior Notes	6.375%	8/12/14	5,040,000	5,289,586
Citigroup Inc., Senior Notes	6.010%	1/15/15	9,320,000	9,736,651
Citigroup Inc., Senior Notes	3.953%	6/15/16	11,150,000	11,111,566
Citigroup Inc., Senior Notes	5.375%	8/9/20	20,010,000	20,575,703
Citigroup Inc., Senior Notes	5.875%	5/29/37	6,040,000	6,032,480
Citigroup Inc., Senior Notes	6.875%	3/5/38	24,800,000	27,245,602
Citigroup Inc., Subordinated Notes	5.000%	9/15/14	1,370,000	1,355,900
Citigroup Inc., Subordinated Notes	6.125%	8/25/36	180,000	155,702
European Investment Bank, Senior Bonds	4.625%	3/21/12	50,000	50,416
General Electric Capital Corp., Medium-Term Notes	5.450%	1/15/13	1,175,000	1,229,358
General Electric Capital Corp., Notes	5.300%	2/11/21	13,740,000	14,687,400
General Electric Capital Corp., Senior Notes	6.875%	1/10/39	41,330,000	49,514,663
General Electric Capital Corp., Subordinated Debentures	6.375%	11/15/67	39,295,000	38,705,575	(c)
ILFC E-Capital Trust I	4.470%	12/21/65	14,410,000	8,501,612	(a)(c)
ILFC E-Capital Trust II, Bonds	6.250%	12/21/65	2,760,000	1,863,000	(a)(c)

See Notes to Financial Statements.

Western Asset Core Plus Bond Portfolio 2011 Annual Report	21

Western Asset Core Plus Bond Portfolio

Security	Rate	Maturity Date	Face Amount†	Value
Diversified Financial Services — continued
International Lease Finance Corp., Senior Secured Notes	6.500%	9/1/14	5,440,000	$5,562,400	(a)
International Lease Finance Corp., Senior Secured Notes	6.750%	9/1/16	27,110,000	27,787,750	(a)
JPMorgan Chase & Co.	4.400%	7/22/20	10,770,000	10,998,496
JPMorgan Chase & Co., Senior Notes	6.300%	4/23/19	9,630,000	10,907,285
JPMorgan Chase & Co., Senior Notes	4.250%	10/15/20	13,010,000	13,101,369
JPMorgan Chase & Co., Senior Notes	4.350%	8/15/21	1,740,000	1,757,238
JPMorgan Chase & Co., Subordinated Notes	5.750%	1/2/13	4,430,000	4,595,416
JPMorgan Chase & Co., Subordinated Notes	5.150%	10/1/15	490,000	520,076
JPMorgan Chase & Co., Subordinated Notes	6.125%	6/27/17	60,000	65,946
MUFG Capital Finance 1 Ltd., Preferred Securities	6.346%	7/25/16	7,400,000	7,515,743	(c)(d)
Patrons’ Legacy	5.775%	12/23/63	8,674,401	8,498,310	(a)(b)
PHH Corp.	7.125%	3/1/13	5,940,000	5,717,250
TNK-BP Finance SA, Senior Notes	6.625%	3/20/17	3,575,000	3,628,625	(a)
Total Diversified Financial Services				408,266,206
Insurance — 0.7%
American International Group Inc., Junior Subordinated Debentures	6.250%	3/15/37	360,000	260,550
American International Group Inc., Senior Notes	3.750%	11/30/13	6,500,000	6,378,288	(a)
American International Group Inc., Senior Notes	6.400%	12/15/20	26,734,000	26,980,755
ASIF Global Financing XIX	4.900%	1/17/13	2,180,000	2,198,207	(a)
Berkshire Hathaway Inc., Senior Notes	3.200%	2/11/15	6,560,000	6,954,663
ING Capital Funding Trust III, Junior Subordinated Bonds	3.969%	3/31/12	530,000	416,915	(c)(d)
MetLife Capital Trust IV, Junior Subordinated Notes	7.875%	12/15/37	8,900,000	9,233,750	(a)
MetLife Inc., Junior Subordinated Debentures	6.400%	12/15/66	2,905,000	2,748,862
MetLife Inc., Senior Notes	4.750%	2/8/21	6,300,000	6,815,296
Total Insurance				61,987,286
Real Estate Investment Trusts (REITs) — 0.1%
Health Care Property Investors Inc.	6.450%	6/25/12	6,240,000	6,355,003
Thrifts & Mortgage Finance — 0.1%
Countrywide Financial Corp., Medium-Term Notes	5.800%	6/7/12	70,000	70,147
Countrywide Financial Corp., Subordinated Notes	6.250%	5/15/16	6,441,000	6,068,285
Total Thrifts & Mortgage Finance				6,138,432
Total Financials				1,045,833,593
Health Care — 2.2%
Biotechnology — 0.0%
Grifols Inc., Senior Notes	8.250%	2/1/18	2,190,000	2,299,500

See Notes to Financial Statements.

22	Western Asset Core Plus Bond Portfolio 2011 Annual Report

Schedule of investments (cont’d)

December 31, 2011

Western Asset Core Plus Bond Portfolio

Security	Rate	Maturity Date	Face Amount†	Value
Health Care Equipment & Supplies — 0.1%
Medtronic Inc., Senior Notes	4.450%	3/15/20	6,810,000	$7,684,601
Health Care Providers & Services — 1.0%
AmerisourceBergen Corp.	5.625%	9/15/12	6,445,000	6,649,597
AmerisourceBergen Corp.	5.875%	9/15/15	5,350,000	6,097,828
Community Health Systems Inc., Senior Notes	8.875%	7/15/15	5,820,000	6,009,150
HCA Inc., Debentures	7.500%	11/15/95	15,410,000	11,865,700
HCA Inc., Notes	7.690%	6/15/25	723,000	639,855
HCA Inc., Notes	7.500%	11/6/33	1,105,000	955,825
HCA Inc., Senior Notes	6.250%	2/15/13	1,243,000	1,267,860
HCA Inc., Senior Notes	5.750%	3/15/14	311,000	317,220
HCA Inc., Senior Secured Notes	6.500%	2/15/20	3,230,000	3,351,125
Tenet Healthcare Corp., Senior Notes	9.250%	2/1/15	11,570,000	12,162,962
Tenet Healthcare Corp., Senior Secured Notes	8.875%	7/1/19	2,470,000	2,772,575
UnitedHealth Group Inc.	4.875%	4/1/13	18,130,000	18,942,568
UnitedHealth Group Inc., Senior Notes	4.875%	2/15/13	180,000	187,437
WellPoint Inc., Notes	5.875%	6/15/17	3,040,000	3,502,880
WellPoint Inc., Notes	7.000%	2/15/19	5,500,000	6,636,146
WellPoint Inc., Senior Notes	3.700%	8/15/21	7,390,000	7,594,629
Total Health Care Providers & Services				88,953,357
Life Sciences Tools & Services — 0.1%
Thermo Fisher Scientific Inc., Senior Notes	3.600%	8/15/21	4,430,000	4,626,710
Pharmaceuticals — 1.0%
Abbott Laboratories, Senior Notes	5.125%	4/1/19	16,150,000	18,752,395
Aristotle Holding Inc., Senior Notes	3.500%	11/15/16	32,150,000	32,743,328	(a)
Merck and Co. Inc.	6.000%	9/15/17	340,000	416,819
Pfizer Inc., Senior Notes	6.200%	3/15/19	8,435,000	10,408,006
Roche Holdings Inc., Senior Notes	6.000%	3/1/19	9,990,000	12,141,976	(a)
Teva Pharmaceutical Finance Co. BV, Senior Notes	3.650%	11/10/21	7,000,000	7,119,945
Teva Pharmaceutical Finance IV BV, Senior Notes	3.650%	11/10/21	1,830,000	1,861,357
Wyeth, Notes	5.950%	4/1/37	7,135,000	9,139,742
Total Pharmaceuticals				92,583,568
Total Health Care				196,147,736
Industrials — 1.3%
Aerospace & Defense — 0.2%
Boeing Co., Senior Notes	6.000%	3/15/19	8,200,000	9,945,149
Boeing Co., Senior Notes	4.875%	2/15/20	3,100,000	3,619,492
Raytheon Co., Senior Notes	3.125%	10/15/20	4,410,000	4,444,336
Total Aerospace & Defense				18,008,977

See Notes to Financial Statements.

Western Asset Core Plus Bond Portfolio 2011 Annual Report	23

Western Asset Core Plus Bond Portfolio

Security	Rate	Maturity Date	Face Amount†	Value
Airlines — 0.5%
Continental Airlines Inc., Pass-Through Certificates	6.545%	2/2/19	7,029,682	$7,319,305
Continental Airlines Inc., Pass-Through Certificates	6.900%	7/2/19	47,175	49,119
Continental Airlines Inc., Pass-Through Certificates	5.983%	4/19/22	8,746,381	9,106,731
Continental Airlines Inc., Pass-Through Certificates	6.703%	12/15/22	183,142	185,889
DAE Aviation Holdings Inc., Senior Notes	11.250%	8/1/15	1,070,000	1,112,800	(a)
Delta Air Lines Inc., Pass-Through Certificates	6.821%	8/10/22	13,505,971	14,096,182
Northwest Airlines Corp., Pass-Through Certificates	7.575%	9/1/20	8,053,329	8,395,596
Northwest Airlines Inc.	0.766%	2/6/15	914,284	861,712	(b)(c)
Southwest Airlines Co., Notes	5.125%	3/1/17	5,320,000	5,606,833
United Airlines, Pass-Through Trust, Pass-Through Certificates, Secured Notes	9.750%	1/15/17	2,383,437	2,574,112
Total Airlines				49,308,279
Building Products — 0.2%
Masco Corp.	7.125%	8/15/13	5,830,000	6,069,799
Masco Corp.	6.125%	10/3/16	8,270,000	8,486,699
Total Building Products				14,556,498
Commercial Services & Supplies — 0.1%
Allied Waste North America Inc., Senior Notes	6.875%	6/1/17	2,660,000	2,812,950
Waste Management Inc.	5.000%	3/15/14	6,938,000	7,435,475
Waste Management Inc.	7.125%	12/15/17	500,000	602,858
Waste Management Inc.	7.375%	5/15/29	1,230,000	1,563,957
Total Commercial Services & Supplies				12,415,240
Industrial Conglomerates — 0.1%
General Electric Co., Notes	5.000%	2/1/13	5,195,000	5,413,684
Machinery — 0.1%
Caterpillar Inc., Senior Notes	3.900%	5/27/21	6,930,000	7,608,156
Road & Rail — 0.1%
Kansas City Southern de Mexico, Senior Notes	12.500%	4/1/16	4,092,000	4,746,720
Kansas City Southern de Mexico SA de CV, Senior Notes	6.125%	6/15/21	1,410,000	1,448,775
RailAmerica Inc., Senior Secured Notes	9.250%	7/1/17	6,133,000	6,700,302
Total Road & Rail				12,895,797
Total Industrials				120,206,631
Information Technology — 0.0%
IT Services — 0.0%
Electronic Data Systems Corp.	6.000%	8/1/13	775,000	821,557
International Business Machines Corp	4.750%	11/29/12	40,000	41,363
International Business Machines Corp., Senior Notes	5.600%	11/30/39	1,500,000	1,927,020
Total IT Services				2,789,940

See Notes to Financial Statements.

24	Western Asset Core Plus Bond Portfolio 2011 Annual Report

Schedule of investments (cont’d)

December 31, 2011

Western Asset Core Plus Bond Portfolio

Security	Rate	Maturity Date	Face Amount†	Value
Semiconductors & Semiconductor Equipment — 0.0%
National Semiconductor Corp., Senior Notes	6.600%	6/15/17	1,320,000	$1,621,317
Total Information Technology				4,411,257
Materials — 2.1%
Chemicals — 0.1%
CF Industries Inc., Senior Notes	7.125%	5/1/20	955,000	1,129,288
Ecolab Inc., Senior Notes	4.350%	12/8/21	4,720,000	5,040,436
Potash Corp. of Saskatchewan Inc., Senior Notes	4.875%	3/30/20	320,000	367,448
Total Chemicals				6,537,172
Containers & Packaging — 0.3%
Ball Corp., Senior Notes	6.750%	9/15/20	8,384,000	9,117,600
Ball Corp., Senior Notes	5.750%	5/15/21	9,920,000	10,391,200
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC, Senior Secured Notes	7.125%	4/15/19	4,450,000	4,527,875	(a)
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC, Senior Secured Notes	6.875%	2/15/21	4,450,000	4,427,750	(a)
Total Containers & Packaging				28,464,425
Metals & Mining — 1.7%
Barrick Gold Corp., Senior Notes	6.950%	4/1/19	7,165,000	8,799,036
Barrick North America Finance LLC, Senior Notes	4.400%	5/30/21	9,559,000	10,352,359
BHP Billiton Finance USA Ltd., Senior Notes	6.500%	4/1/19	20,020,000	24,735,831
BHP Billiton Finance USA Ltd., Senior Notes	3.250%	11/21/21	2,980,000	3,068,208
Cliffs Natural Resources Inc., Senior Notes	6.250%	10/1/40	10,990,000	10,824,315
Corporacion Nacional del Cobre, Senior Notes	4.750%	10/15/14	2,590,000	2,777,920	(a)
FMG Resources (August 2006), Senior Notes	6.375%	2/1/16	1,480,000	1,435,600	(a)
Freeport-McMoRan Copper & Gold Inc., Senior Notes	8.375%	4/1/17	14,195,000	15,082,187
Novelis Inc., Senior Notes	8.750%	12/15/20	5,760,000	6,177,600
Rio Tinto Finance USA Ltd., Notes	6.500%	7/15/18	9,138,000	11,014,095
Rio Tinto Finance USA Ltd., Senior Notes	1.875%	11/2/15	1,480,000	1,492,401
Rio Tinto Finance USA Ltd., Senior Notes	2.500%	5/20/16	5,460,000	5,569,675
Rio Tinto Finance USA Ltd., Senior Notes	3.500%	11/2/20	14,380,000	14,697,870
Rio Tinto Finance USA Ltd., Senior Notes	4.125%	5/20/21	3,860,000	4,149,450
Rio Tinto Finance USA Ltd., Senior Notes	3.750%	9/20/21	5,700,000	5,972,813
Steel Dynamics Inc., Senior Notes	6.750%	4/1/15	5,890,000	6,022,525
Steel Dynamics Inc., Senior Notes	7.750%	4/15/16	2,910,000	3,033,675
Steel Dynamics Inc., Senior Notes	7.625%	3/15/20	530,000	559,150
Teck Resources Ltd., Senior Secured Notes	9.750%	5/15/14	297,000	349,025
Teck Resources Ltd., Senior Secured Notes	10.250%	5/15/16	367,000	422,050

See Notes to Financial Statements.

Western Asset Core Plus Bond Portfolio 2011 Annual Report	25

Western Asset Core Plus Bond Portfolio

Security	Rate	Maturity Date	Face Amount†	Value
Metals & Mining — continued
Vale Overseas Ltd., Notes	6.875%	11/21/36	14,306,000	$16,288,111
Total Metals & Mining				152,823,896
Total Materials				187,825,493
Telecommunication Services — 2.0%
Diversified Telecommunication Services — 1.5%
AT&T Inc.	6.300%	1/15/38	950,000	1,166,350
AT&T Inc., Global Notes	5.600%	5/15/18	15,700,000	18,242,662
AT&T Inc., Senior Notes	3.875%	8/15/21	4,020,000	4,252,159
AT&T Inc., Senior Notes	6.400%	5/15/38	3,257,000	4,023,626
AT&T Inc., Senior Notes	5.550%	8/15/41	5,720,000	6,734,825
BellSouth Corp.	5.200%	9/15/14	8,250,000	9,120,317
BellSouth Corp., Notes	4.750%	11/15/12	640,000	661,427
British Telecommunications PLC, Bonds	9.875%	12/15/30	5,310,000	7,483,383
CenturyTel Inc.	6.000%	4/1/17	8,270,000	8,384,680
Deutsche Telekom International Finance BV, Senior Notes	5.750%	3/23/16	9,730,000	10,828,293
Intelsat Jackson Holdings Ltd., Senior Notes	9.500%	6/15/16	1,367,000	1,428,515
Intelsat Jackson Holdings Ltd., Senior Notes	8.500%	11/1/19	2,460,000	2,607,600
Intelsat Jackson Holdings SA, Senior Notes	7.250%	10/15/20	5,150,000	5,227,250
Qwest Communications International Inc., Senior Notes	7.500%	2/15/14	2,754,000	2,764,396
Qwest Corp., Debentures	6.875%	9/15/33	5,600,000	5,562,424
Qwest Corp., Senior Notes	7.500%	10/1/14	2,680,000	2,951,811
SBC Communications Inc., Notes	5.100%	9/15/14	8,640,000	9,516,476
Telefonica Emisiones SAU, Senior Notes	5.877%	7/15/19	1,345,000	1,329,222
Telefonica Emisiones SAU, Senior Notes	5.134%	4/27/20	10,380,000	9,750,121
Telefonica Emisiones SAU, Senior Notes	5.462%	2/16/21	370,000	353,079
Verizon Communications Inc., Senior Notes	3.500%	11/1/21	6,200,000	6,454,956
Verizon Communications Inc., Senior Notes	6.000%	4/1/41	7,080,000	8,778,287
Total Diversified Telecommunication Services				127,621,859
Wireless Telecommunication Services — 0.5%
America Movil SAB de CV, Senior Notes	5.625%	11/15/17	6,290,000	7,230,607
America Movil SAB de CV, Senior Notes	5.000%	3/30/20	4,980,000	5,501,765
Cellco Partnership/Verizon Wireless Capital LLC, Senior Notes	8.500%	11/15/18	18,795,000	25,367,611
Rogers Cable Inc., Senior Secured Second Priority Notes	6.750%	3/15/15	130,000	149,516
Rogers Wireless Inc., Secured Notes	6.375%	3/1/14	1,850,000	2,039,869
Sprint Capital Corp., Global Notes	6.900%	5/1/19	720,000	592,200

See Notes to Financial Statements.

26	Western Asset Core Plus Bond Portfolio 2011 Annual Report

Schedule of investments (cont’d)

December 31, 2011

Western Asset Core Plus Bond Portfolio

Security	Rate	Maturity Date	Face Amount†	Value
Wireless Telecommunication Services — continued
Sprint Capital Corp., Senior Notes	6.875%	11/15/28	1,350,000	$963,563
Sprint Capital Corp., Senior Notes	8.750%	3/15/32	2,380,000	1,924,825
Sprint Nextel Corp., Senior Notes	9.000%	11/15/18	3,000,000	3,150,000	(a)
Total Wireless Telecommunication Services				46,919,956
Total Telecommunication Services				174,541,815
Utilities — 2.0%
Electric Utilities — 0.7%
Detroit Edison Co.	5.200%	10/15/12	10,000	10,342
Duke Energy Carolinas LLC, Secured Bonds	5.300%	2/15/40	3,000,000	3,646,554
Duke Energy Corp., Senior Notes	5.625%	11/30/12	1,010,000	1,052,454
FirstEnergy Corp., Notes	7.375%	11/15/31	22,835,000	28,081,958
Pacific Gas & Electric Co., Senior Notes	8.250%	10/15/18	40,000	52,729
Pacific Gas & Electric Co., Senior Notes	5.800%	3/1/37	11,790,000	14,359,300
Progress Energy Inc., Senior Notes	4.400%	1/15/21	5,200,000	5,731,882
Progress Energy Inc., Senior Notes	6.000%	12/1/39	7,000,000	8,771,147
Total Electric Utilities				61,706,366
Gas Utilities — 0.1%
Southern Natural Gas Co., Senior Notes	5.900%	4/1/17	50,000	57,143	(a)
Southern Natural Gas Co., Senior Notes	8.000%	3/1/32	9,410,000	11,638,693
Total Gas Utilities				11,695,836
Independent Power Producers & Energy Traders — 0.9%
AES Corp., Senior Notes	7.750%	3/1/14	15,000	16,200
AES Corp., Senior Notes	7.750%	10/15/15	4,905,000	5,334,188
AES Corp., Senior Notes	8.000%	6/1/20	3,299,000	3,628,900
Calpine Construction Finance Co. LP and CCFC Finance Corp., Senior Secured Notes	8.000%	6/1/16	5,481,000	5,919,480	(a)
Calpine Corp., Senior Secured Notes	7.500%	2/15/21	8,890,000	9,512,300	(a)
Calpine Corp., Senior Secured Notes	7.875%	1/15/23	5,390,000	5,794,250	(a)
Energy Future Intermediate Holding Co. LLC/EFIH Finance Inc., Senior Secured Notes	10.000%	12/1/20	45,406,000	47,903,330
Total Independent Power Producers & Energy Traders				78,108,648
Multi-Utilities — 0.3%
Dominion Resources Inc., Senior Notes	5.700%	9/17/12	5,495,000	5,679,242
Dominion Resources Inc., Senior Notes	5.600%	11/15/16	11,983,000	13,919,488
Dominion Resources Inc., Senior Notes	8.875%	1/15/19	90,000	119,434
Dominion Resources Inc., Senior Notes	7.000%	6/15/38	3,600,000	4,870,271
Total Multi-Utilities				24,588,435
Total Utilities				176,099,285
Total Corporate Bonds & Notes (Cost — $2,817,869,204)				2,851,839,015

See Notes to Financial Statements.

Western Asset Core Plus Bond Portfolio 2011 Annual Report	27

Western Asset Core Plus Bond Portfolio

Security	Rate	Maturity Date	Face Amount†	Value
Asset-Backed Securities — 3.8%
ACE Securities Corp., 2006-GP1 A	0.424%	2/25/31	177,011	$135,775	(c)
ACE Securities Corp., 2006-SL3 A1	0.394%	6/25/36	820,179	157,313	(c)
AESOP Funding II LLC, 2010-3A A	4.640%	5/20/16	3,630,000	3,862,279	(a)
AESOP Funding II LLC, 2010-5A A	3.150%	3/20/17	7,310,000	7,392,783	(a)
AFC Home Equity Loan Trust, 2002-2 2A	0.594%	6/25/30	332,326	177,547	(c)
Ameriquest Mortgage Securities Inc., 2003-1 M1	1.644%	2/25/33	1,268,723	944,146	(c)
Asset-Backed Securities Corp., Home Equity Loan Trust, 2001-HE3 A1	0.818%	11/15/31	186,997	151,848	(c)
Bear Stearns Asset Backed Securities Trust, 2005-CL1 A1	0.794%	9/25/34	5,852,665	4,351,269	(c)
Bear Stearns Asset-Backed Securities Trust, 2006-1 A	0.574%	2/25/36	791,946	739,544	(c)
Bear Stearns Second Lien Trust, 2007-SV1A A1	0.514%	12/25/36	1,331,226	1,277,946	(a)(c)
Brazos Higher Education Authority Inc., 2011-1 A3	1.556%	11/25/33	11,050,000	10,308,499	(c)
Brazos Student Loan Finance Corp., 2009-1 AS	3.074%	12/27/39	6,700,000	6,903,798	(c)
CDC Mortgage Capital Trust, 2002-HE1 A	0.914%	1/25/33	319,815	237,550	(c)
Citigroup Mortgage Loan Trust Inc., 2004-RES1 M1	1.269%	11/25/34	7,463,421	5,629,845	(c)
Contimortgage Home Equity Trust, 1997-4 B1F	7.330%	10/15/28	671,185	708,010
Countrywide Asset-Backed Certificates, 2002-BC1	0.954%	4/25/32	102,318	53,661	(c)
Countrywide Asset-Backed Certificates, 2003-1	0.974%	6/25/33	207,964	147,342	(c)
Countrywide Asset-Backed Certificates, 2003-BC3 A2	0.914%	9/25/33	487,637	393,752	(c)
Countrywide Asset-Backed Certificates, 2004-15	4.614%	12/25/32	2,259,945	2,150,561	(c)
Countrywide Asset-Backed Certificates, 2006-SD4 A1	0.634%	12/25/36	177,401	66,332	(a)(c)
Countrywide Home Equity Loan Trust, 2002-F A	0.628%	11/15/28	112,938	107,330	(c)
Countrywide Home Equity Loan Trust, 2004-I A	0.568%	2/15/34	263,157	171,648	(c)
Countrywide Home Equity Loan Trust, 2006-E 2A	0.418%	7/15/36	219,177	131,684	(c)
Countrywide Home Equity Loan Trust, 2006-HW 2A1B	0.393%	11/15/36	1,545,039	1,100,709	(c)
Credit-Based Asset Servicing and Securitization LLC, 2006-MH1 AF2	5.650%	10/25/36	76,738	76,683	(a)
Education Funding Capital Trust, 2004-1 A4	1.755%	6/15/43	4,600,000	4,122,750	(c)
EMC Mortgage Loan Trust, 2002-B A1	0.944%	2/25/41	323,853	264,858	(a)(c)
Fairbanks Capital Mortgage Loan Trust, 1999-1 A	1.494%	5/25/28	494,978	428,459	(a)(c)
First Franklin Mortgage Loan Asset-Backed Certificates, 2004-FF3 M1	1.119%	5/25/34	11,963,511	9,117,799	(c)
GMAC Mortgage Corp. Loan Trust, 2004-HE3 A2VN	0.534%	10/25/34	32,014,041	22,496,283	(c)
Green Tree Financial Corp., 1992-2 B	9.150%	1/15/18	34,969	13,256
Green Tree Financial Corp., 1993-2	8.000%	7/15/18	132,910	133,802
Green Tree Financial Corp., 1996-5 B1	8.100%	7/15/27	1,058,744	101,065	(c)
Green Tree Home Improvement Loan Trust, 1996-A	7.400%	2/15/26	79,978	73,573
Greenpoint Manufactured Housing, 1999-2 A2	3.086%	3/18/29	7,525,000	5,841,977	(c)

See Notes to Financial Statements.

28	Western Asset Core Plus Bond Portfolio 2011 Annual Report

Schedule of investments (cont’d)

December 31, 2011

Western Asset Core Plus Bond Portfolio

Security	Rate	Maturity Date	Face Amount†	Value
Asset-Backed Securities — continued
Greenpoint Manufactured Housing, 1999-3 2A2	3.745%	6/19/29	3,800,000	$2,934,060	(c)
Greenpoint Manufactured Housing, 1999-4 A2	3.745%	2/20/30	3,750,000	2,911,735	(c)
Greenpoint Manufactured Housing, 2000-4 A3	2.257%	8/21/31	30,475,000	23,675,781	(c)
Greenpoint Manufactured Housing, 2000-6 A3	2.245%	11/22/31	5,950,000	4,941,144	(c)
Greenpoint Manufactured Housing, 2001-2 IA2	3.748%	2/20/32	5,975,000	4,524,078	(c)
Greenpoint Manufactured Housing, 2001-2 IIA2	3.748%	3/13/32	8,450,000	6,368,277	(c)
Greenpoint Mortgage Funding Trust, 2005-HE1	0.857%	9/25/34	1,524,863	1,317,398	(c)
GSAA Home Equity Trust, 2005-6 A3	0.664%	6/25/35	5,000,000	3,138,145	(c)
GSAA Home Equity Trust, 2007-6 A4	0.594%	5/25/47	24,440,000	13,184,964	(c)
GSAMP Trust, 2006-S4 A1	0.384%	5/25/36	136,806	15,247	(c)
Hertz Vehicle Financing LLC, 2009-2A A2	5.290%	3/25/16	11,800,000	12,774,764	(a)
Indymac Home Equity Loan Asset-Backed Trust, 2001-A	0.517%	3/25/31	61,524	40,180	(c)
Indymac Seconds Asset Backed Trust, 2006-A A	0.387%	6/25/36	486,344	61,831	(c)
Keycorp Student Loan Trust, 2003-A 1A2	0.678%	10/25/32	3,478,808	3,245,741	(c)
Lehman XS Trust, 2005-5N 1A1	0.557%	11/25/35	11,161,090	7,736,131	(c)
Lehman XS Trust, 2005-5N 3A1A	0.594%	11/25/35	3,288,656	2,179,866	(c)
Lehman XS Trust, 2006-4N A2A	0.477%	4/25/46	4,652,925	2,157,138	(c)
Long Beach Mortgage Loan Trust, 2006-8 2A4	0.497%	9/25/36	6,465,097	1,872,337	(c)
Long Beach Mortgage Loan Trust, 2006-9 2A3	0.417%	10/25/36	5,572,403	1,555,531	(c)
Merrill Lynch Mortgage Investors Inc., 2005-SD1 A2	5.666%	5/25/46	373,289	369,120	(c)
Merrill Lynch Mortgage Investors Trust, 2007-SD1 A1	0.707%	2/25/47	18,220,372	7,935,682	(c)
Morgan Stanley ABS Capital I, 2003-HE3 M1	1.277%	10/25/33	1,189,123	864,129	(c)
Morgan Stanley Mortgage Loan Trust, 2006-4SL A1	0.407%	3/25/36	225,826	47,817	(c)
MSCC HELOC Trust, 2005-1 A	0.447%	7/25/17	1,119,986	941,629	(c)
Northstar Education Finance Inc., 2007-1 A6	1.626%	1/29/46	16,150,000	12,597,000	(b)(c)
Northstar Education Finance Inc., DE, Student Loan Asset Backed Note	1.620%	1/29/46	7,900,000	6,162,000	(b)(c)
Option One Mortgage Loan Trust, 2002-6 A2	1.057%	11/25/32	1,220,944	945,707	(c)
Option One Mortgage Loan Trust, 2003-1 A2	1.097%	2/25/33	9,310	7,359	(c)
Origen Manufactured Housing, 2006-A A2	3.743%	10/15/37	32,000,000	17,280,000	(c)
Origen Manufactured Housing Contract Trust, 2005-B	5.990%	1/15/37	1,485,334	1,555,066
Origen Manufactured Housing Contract Trust, 2005-B	6.480%	1/15/37	1,920,445	2,036,331
Ownit Mortgage Loan Asset-Backed Certificates, 2004-1 M2	2.057%	7/25/35	3,020,698	1,909,885	(c)
Pegasus Aviation Lease Securitization, 2000-1 A2	8.370%	3/25/30	4,475,000	1,722,875	(a)
Provident Bank Home Equity Loan Trust, 2002-2 A2	0.797%	8/25/31	181,442	89,279	(c)
RAAC, 2007-RP2 M1	0.907%	2/25/46	600,000	42,304	(a)(c)
RAAC Series, 2006-RP2 A	0.507%	2/25/37	223,746	160,630	(a)(c)

See Notes to Financial Statements.

Western Asset Core Plus Bond Portfolio 2011 Annual Report	29

Western Asset Core Plus Bond Portfolio

Security	Rate	Maturity Date	Face Amount†	Value
Asset-Backed Securities — continued
RAAC Series, 2006-RP3 A	0.527%	5/25/36	26,030	$15,608	(a)(c)
RAAC Series, 2006-RP4 A	0.547%	1/25/46	16,444,091	11,734,947	(a)(c)
RAAC Series, 2007-SP3 A1	1.457%	9/25/47	508,339	387,853	(c)
Renaissance Home Equity Loan Trust, 2003-4 A3	0.877%	3/25/34	11,613,120	9,824,699	(c)
Renaissance Home Equity Loan Trust, 2005-1	0.587%	5/25/35	1,750,503	1,322,810	(c)
Residential Asset Mortgage Products Inc., 2003-RS4 AIIB	0.917%	5/25/33	552,639	336,811	(c)
Residential Asset Mortgage Products Inc., 2003-RS7 MII1	1.382%	8/25/33	3,573,256	2,063,033	(c)
Residential Funding Mortgage Securities II, 2003-HS3	0.547%	8/25/33	80,789	60,369	(c)
Residential Funding Securities Corp., 2002-RP2 A1	1.757%	10/25/32	4,064,395	2,382,752	(a)(c)
SACO I Trust, 2006-3 A3	0.717%	4/25/36	1,545,977	591,036	(c)
SACO I Trust, 2006-5 1A	0.557%	4/25/36	141,102	51,202	(c)
SACO I Trust, 2006-6 A	0.517%	6/25/36	201,374	80,756	(c)
Saxon Asset Securities Trust, 2002-3 M1	1.382%	12/25/32	2,729,007	2,118,195	(c)
Saxon Asset Securities Trust, 2003-3 M1	1.232%	12/25/33	10,068,545	7,155,684	(c)
SLM Student Loan Trust, 2003-11 A6	0.836%	12/15/25	4,200,000	3,908,789	(a)(c)
SLM Student Loan Trust, 2004-3 A5	0.588%	7/25/23	22,550,000	21,891,499	(c)
SLM Student Loan Trust, 2006-5 A5	0.528%	1/25/27	14,430,000	13,661,148	(c)
Southern Pacific Secured Assets Corp., 1998-2 A1	0.597%	7/25/29	11,521	8,666	(c)
Structured Asset Securities Corp., 2005-SC1 1A2	8.334%	5/25/31	507,969	371,286	(a)(c)
Structured Asset Securities Corp., 2006-ARS1 A1	0.367%	2/25/36	622,493	25,504	(a)(c)
Terwin Mortgage Trust, 2006-10SLC A1	1.853%	10/25/37	22,859,712	6,873,184	(a)(c)
Truman Capital Mortgage Loan Trust, 2006-1 A	0.517%	3/25/36	14,288,548	9,820,190	(a)(c)
UCFC Home Equity Loan, 1998-C	5.935%	1/15/30	1,523	1,439
Vanderbilt Mortgage Finance, 1999-D IIB4	3.524%	1/7/30	3,762,991	3,105,068	(c)
Total Asset-Backed Securities (Cost — $404,646,511)				337,065,365
Collateralized Mortgage Obligations — 13.0%
American Home Mortgage Assets, 2006-3 3A12	0.484%	10/25/46	12,844,316	5,974,033	(c)
American Home Mortgage Investment Trust, 2005-4 1A1	0.584%	11/25/45	10,518,214	5,995,992	(c)
Banc of America Commercial Mortgage Inc., 2007-5 A3	5.620%	2/10/51	2,430,000	2,557,949
Banc of America Funding Corp., 2003-1 A1	6.000%	5/20/33	118,357	124,365
Banc of America Funding Corp., 2005-F 2A1	2.794%	9/20/35	14,576,094	7,102,989	(c)
Bayview Commercial Asset Trust, 2006-2A A1	0.524%	7/25/36	1,177,357	868,355	(a)(c)
Bayview Commercial Asset Trust, 2006-SP1 A1	0.564%	4/25/36	585,647	563,611	(a)(c)
Bear Stearns ARM Trust, 2005-12 11A1	2.786%	2/25/36	444,282	293,436	(c)
Bear Stearns Commercial Mortgage Securities, 2007-PW17 A3	5.736%	6/11/50	6,250,000	6,563,494

See Notes to Financial Statements.

30	Western Asset Core Plus Bond Portfolio 2011 Annual Report

Schedule of investments (cont’d)

December 31, 2011

Western Asset Core Plus Bond Portfolio

Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations — continued
Chevy Chase Mortgage Funding Corp., 2005-4A A1	0.494%	10/25/36	1,143,362	$634,167	(a)(c)
Citigroup Mortgage Loan Trust Inc., 2005-05	2.394%	8/25/35	156,283	75,524	(c)
Citigroup Mortgage Loan Trust Inc., 2005-10 1A1A	2.890%	12/25/35	246,878	105,475	(c)
Citigroup Mortgage Loan Trust Inc., 2005-HE2 A	0.694%	5/25/35	3,310,502	3,121,664	(a)(c)
Citigroup Mortgage Loan Trust Inc., 2006-AR9 1A3	0.497%	11/25/36	37,346,000	18,797,175	(c)
Citigroup Mortgage Loan Trust Inc., 2006-AR9 1A4	0.497%	11/25/36	11,878,716	5,185,701	(c)
Countrywide Alternative Loan Trust, 2003-20CB 1A1	5.500%	10/25/33	14,166,877	14,868,464
Countrywide Alternative Loan Trust, 2004-33 2A1	2.977%	12/25/34	32,090	23,996	(c)
Countrywide Alternative Loan Trust, 2005-38 A3	0.644%	9/25/35	12,935,460	6,133,930	(c)
Countrywide Alternative Loan Trust, 2005-44 1A1	0.624%	10/25/35	16,351,082	7,658,651	(c)
Countrywide Alternative Loan Trust, 2005-44 2A1	0.604%	10/25/35	7,907,950	4,090,403	(c)
Countrywide Alternative Loan Trust, 2005-56 3A1	0.584%	11/25/35	10,137,191	4,514,426	(c)
Countrywide Alternative Loan Trust, 2005-72 A1	0.564%	1/25/36	3,255,504	1,914,262	(c)
Countrywide Alternative Loan Trust, 2006-0A1 2A1	0.495%	3/20/46	130,765	64,075	(c)
Countrywide Alternative Loan Trust, 2006-0A2 A1	0.949%	5/20/46	12,198,926	5,542,277	(c)
Countrywide Alternative Loan Trust, 2006-OA02 A5	0.515%	5/20/46	6,227,914	2,272,908	(c)
Countrywide Alternative Loan Trust, 2006-OA10 4A1	0.484%	8/25/46	544,570	245,531	(c)
Countrywide Alternative Loan Trust, 2006-OA18 A2	0.534%	12/25/36	230,024	60,636	(c)
Countrywide Alternative Loan Trust, 2006-OA9 2A1B	0.485%	7/20/46	611,071	211,444	(c)
Countrywide Alternative Loan Trust, 2006-OC2 2A3	0.584%	2/25/36	9,381,783	2,060,540	(c)
Countrywide Home Loan Mortgage Pass Through Trust, 2006-HYB1 2A1	2.662%	3/20/36	167,643	98,428	(c)
Countrywide Home Loans, 2005-R3 AF	0.694%	9/25/35	4,787,970	3,931,532	(a)(c)
Countrywide Home Loans, 2006-OA5 1A1	0.494%	4/25/46	3,654,994	1,872,486	(c)
Countrywide Home Loans Pass-Through Certificates, 2006-HYB3 2A1A	2.728%	5/20/36	644,965	384,668	(c)
Credit Suisse Mortgage Capital Certificates, 2006-C1 A4	5.419%	2/15/39	11,030,000	12,206,780	(c)
Credit Suisse Mortgage Capital Certificates, 2007-C4 A3	5.795%	9/15/39	8,600,000	8,962,034	(c)
Credit Suisse Mortgage Capital Certificates, 2007-C5 A3	5.694%	9/15/40	2,740,000	2,860,664	(c)
Downey Savings & Loan Association Mortgage Loan Trust, 2006-AR1 1A1A	1.128%	3/19/46	1,556,562	606,527	(c)
Federal Home Loan Mortgage Corp. (FHLMC), 3111 HZ	6.000%	2/15/36	7,151,815	7,623,819
Federal Home Loan Mortgage Corp. (FHLMC), 3639 EY	5.000%	2/15/30	11,624,946	13,025,161
Federal Home Loan Mortgage Corp. (FHLMC), 3641 Z	5.500%	2/15/36	35,225,350	41,659,711
Federal Home Loan Mortgage Corp. (FHLMC), 3768 MB	4.000%	12/15/39	27,950,934	29,613,422
Federal Home Loan Mortgage Corp. (FHLMC), 3806 CZ	5.500%	7/15/34	26,865,072	31,596,943
Federal Home Loan Mortgage Corp. (FHLMC), IO	1.682%	7/25/21	42,470,505	4,793,433	(c)
Federal Home Loan Mortgage Corp. (FHLMC), K007 X1, IO	1.238%	4/25/20	61,558,963	4,335,167	(c)

See Notes to Financial Statements.

Western Asset Core Plus Bond Portfolio 2011 Annual Report	31

Western Asset Core Plus Bond Portfolio

Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations — continued
Federal Home Loan Mortgage Corp. (FHLMC), K008 X1, IO	1.682%	6/25/20	75,530,858	$7,451,195	(c)
Federal Home Loan Mortgage Corp. (FHLMC), K009 X1, IO	1.515%	8/25/20	34,840,877	3,004,782	(c)
Federal Home Loan Mortgage Corp. (FHLMC), K016 X1, IO	1.743%	10/25/21	27,435,000	2,979,726	(c)
Federal National Mortgage Association (FNMA), 2010-118 YB, IO	6.206%	10/25/40	19,313,659	2,725,368	(c)
Federal National Mortgage Association (FNMA), 2010-123 PM	4.000%	7/25/40	19,331,985	20,504,381
Federal National Mortgage Association (FNMA), 2010-142 SM, IO	6.236%	12/25/40	2,676,808	344,317	(c)
Federal National Mortgage Association (FNMA), 2010-75 PU	4.500%	4/25/39	25,865,000	27,968,132
Federal National Mortgage Association (FNMA), 2011-63 SW, IO	6.386%	7/25/41	20,633,860	2,640,959	(c)
Federal National Mortgage Association (FNMA), 384 14, IO	5.500%	1/25/40	11,110,615	1,226,192
Federal National Mortgage Association (FNMA), 390 C3, IO	6.000%	7/25/38	14,955,662	1,777,044
Federal National Mortgage Association (FNMA), 407 22, IO	5.000%	1/25/39	6,414,984	934,063
Federal National Mortgage Association (FNMA), 407 23, IO	5.000%	1/25/39	3,208,717	428,310	(c)
Federal National Mortgage Association (FNMA), 407 27, IO	5.500%	1/25/39	2,654,939	367,361	(c)
Federal National Mortgage Association (FNMA), 407 34, IO	5.000%	1/25/38	2,606,687	341,370
Federal National Mortgage Association (FNMA), 407 41, IO	6.000%	1/25/38	14,228,906	2,052,058
Federal National Mortgage Association (FNMA), Grantor Trust, 2011-T2 A1	2.500%	8/25/51	5,575,069	5,594,732
FHLMC Multi-Family Structured Pass-Through Certificates, K006 AX1, IO	1.061%	1/25/20	32,987,705	2,062,533	(c)
FHLMC Multi-Family Structured Pass-Through Certificates, K014 X1, IO	1.280%	4/25/21	111,492,776	9,510,222	(c)
FHLMC Multi-Family Structured Pass-Through Certificates, K703 X1, IO	2.094%	5/25/18	58,803,781	6,190,986	(c)
FHLMC Multi-Family Structured Pass-Through Certificates, K704 X1, IO	2.011%	8/25/18	25,885,496	2,721,498	(c)
FHLMC Multi-Family Structured Pass-Through Certificates, KAIV X1, IO	1.410%	6/25/46	41,826,233	3,542,071	(c)
First Horizon Alternative Mortgage Securities, 2006-FA8 1A8	0.664%	2/25/37	491,080	251,944	(c)

See Notes to Financial Statements.

32	Western Asset Core Plus Bond Portfolio 2011 Annual Report

Schedule of investments (cont’d)

December 31, 2011

Western Asset Core Plus Bond Portfolio

Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations — continued
GE Capital Commercial Mortgage Corp., 2007-C1 A4	5.543%	12/10/49	11,000,000	$11,578,061
GMAC Mortgage Corp. Loan Trust, 2005-AR6 2A1	3.080%	11/19/35	211,428	133,717	(c)
Government National Mortgage Association (GNMA), 2005-13 SD, IO	6.515%	2/20/35	5,644,191	1,039,054	(c)
Government National Mortgage Association (GNMA), 2005-81 SD, IO, PAC	6.015%	12/20/34	10,143,925	1,153,744	(c)
Government National Mortgage Association (GNMA), 2005-82 NS, IO	6.015%	7/20/34	6,435,159	905,171	(c)
Government National Mortgage Association (GNMA), 2006-47 SA, IO	6.518%	8/16/36	12,149,238	2,316,867	(c)
Government National Mortgage Association (GNMA), 2008-60 SH, IO	5.868%	7/16/38	5,810,156	924,448	(c)
Government National Mortgage Association (GNMA), 2009-010 ST, IO	6.168%	3/16/34	6,291,470	679,149	(c)
Government National Mortgage Association (GNMA), 2009-035 SP, IO, PAC	6.118%	5/16/37	14,959,723	1,936,747	(c)
Government National Mortgage Association (GNMA), 2009-045 AI, IO	5.678%	4/16/39	5,657,677	656,133	(c)
Government National Mortgage Association (GNMA), 2009-061 SA, IO	6.445%	8/20/39	21,092,512	2,685,279	(c)
Government National Mortgage Association (GNMA), 2009-061 WQ, IO	5.968%	11/16/35	12,304,036	2,155,816	(c)
Government National Mortgage Association (GNMA), 2009-068 SL, IO	6.468%	4/16/39	4,106,985	571,545	(c)
Government National Mortgage Association (GNMA), 2009-087 KI, IO	6.045%	9/20/35	6,944,124	863,809	(c)
Government National Mortgage Association (GNMA), 2009-087 SI, IO	6.495%	2/20/35	7,997,650	1,433,476	(c)
Government National Mortgage Association (GNMA), 2009-087 TS, IO	5.845%	7/20/35	15,088,284	2,468,087	(c)
Government National Mortgage Association (GNMA), 2009-106 SU, IO	5.945%	5/20/37	23,593,307	3,393,248	(c)
Government National Mortgage Association (GNMA), 2010-003 MS, IO	6.295%	11/20/38	2,249,868	344,651	(c)
Government National Mortgage Association (GNMA), 2010-014 SA, IO	7.745%	12/20/32	7,451,244	1,029,317	(c)
Government National Mortgage Association (GNMA), 2010-014 SC, IO	4.554%	8/20/35	15,547,484	2,103,200	(c)
Government National Mortgage Association (GNMA), 2010-014 SH, IO	5.718%	2/16/40	8,061,548	1,441,211	(c)
Government National Mortgage Association (GNMA), 2010-031 GS, IO	6.245%	3/20/39	6,897,345	1,031,537	(c)

See Notes to Financial Statements.

Western Asset Core Plus Bond Portfolio 2011 Annual Report	33

Western Asset Core Plus Bond Portfolio

Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations — continued
Government National Mortgage Association (GNMA), 2010-039 SP, IO	6.295%	11/20/38	2,905,203	$387,550	(c)
Government National Mortgage Association (GNMA), 2010-042 BS, IO	6.225%	4/20/40	3,467,532	550,527	(c)
Government National Mortgage Association (GNMA), 2010-042 PC	5.000%	7/20/39	7,100,000	8,174,814
Government National Mortgage Association (GNMA), 2010-047 AS, IO	6.185%	4/20/40	4,649,645	662,658	(c)
Government National Mortgage Association (GNMA), 2010-047 VS, IO	5.968%	11/16/37	12,007,501	1,909,267	(c)
Government National Mortgage Association (GNMA), 2010-047 XN, IO	6.268%	4/16/34	11,123,392	847,465	(c)
Government National Mortgage Association (GNMA), 2010-057 QS, IO	6.245%	5/20/40	13,384,790	2,114,905	(c)
Government National Mortgage Association (GNMA), 2010-059 PB	4.500%	7/20/39	14,600,000	16,079,098
Government National Mortgage Association (GNMA), 2010-060 S, IO	6.245%	5/20/40	18,079,659	2,880,278	(c)
Government National Mortgage Association (GNMA), 2010-062 SB, IO	5.495%	5/20/40	19,424,008	2,277,747	(c)
Government National Mortgage Association (GNMA), 2010-068 SD, IO	6.325%	6/20/40	20,116,969	3,388,050	(c)
Government National Mortgage Association (GNMA), 2010-069 SP, IO	6.395%	6/20/38	11,000,000	1,521,718	(c)
Government National Mortgage Association (GNMA), 2010-076 SH, IO	6.245%	5/20/40	4,434,895	705,413	(c)
Government National Mortgage Association (GNMA), 2010-085 HS, IO	6.365%	1/20/40	1,876,015	274,123	(c)
Government National Mortgage Association (GNMA), 2010-085 JS, IO	6.285%	4/20/40	4,045,814	650,703	(c)
Government National Mortgage Association (GNMA), 2010-086 PB	4.500%	10/20/39	40,000,000	44,578,348
Government National Mortgage Association (GNMA), 2010-087 SK, IO	6.218%	7/16/40	21,922,602	3,100,086	(c)
Government National Mortgage Association (GNMA), 2010-101 NI, IO	5.000%	11/20/36	18,363,224	2,255,887
Government National Mortgage Association (GNMA), 2010-107 SG, IO	5.895%	2/20/38	7,503,526	1,039,496	(c)
Government National Mortgage Association (GNMA), 2010-115 SP, IO	5.145%	9/20/40	20,499,033	2,350,089	(c)
Government National Mortgage Association (GNMA), 2010-116 JS, IO	5.795%	12/20/39	10,123,493	1,534,528	(c)
Government National Mortgage Association (GNMA), 2010-116 MH	5.000%	7/20/40	30,000,000	34,594,707

See Notes to Financial Statements.

34	Western Asset Core Plus Bond Portfolio 2011 Annual Report

Schedule of investments (cont’d)

December 31, 2011

Western Asset Core Plus Bond Portfolio

Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations — continued
Government National Mortgage Association (GNMA), 2010-117 PS, IO	5.745%	10/20/39	32,428,594	$4,939,063	(c)
Government National Mortgage Association (GNMA), 2010-118, IO	1.846%	4/16/53	30,026,526	2,644,256	(c)
Government National Mortgage Association (GNMA), 2010-14 SX, IO	6.168%	2/16/40	14,549,982	2,130,698	(c)
Government National Mortgage Association (GNMA), 2010-151 SM, IO	5.798%	11/16/40	10,722,684	1,448,672	(c)
Government National Mortgage Association (GNMA), 2010-160 SW, IO	6.295%	10/20/38	12,457,977	1,967,574	(c)
Government National Mortgage Association (GNMA), 2010-167 US, IO	6.375%	11/20/38	5,831,744	761,084	(c)
Government National Mortgage Association (GNMA), 2010-H28 FE	0.639%	12/20/60	15,715,250	15,449,663	(c)
Government National Mortgage Association (GNMA), 2011-024 SB, IO	5.745%	2/20/41	6,016,448	927,551	(c)
Government National Mortgage Association (GNMA), 2011-032 S, IO	5.718%	3/16/41	3,718,359	515,364	(c)
Government National Mortgage Association (GNMA), 2011-04 PS, IO	5.925%	9/20/40	9,686,399	1,377,456	(c)
Government National Mortgage Association (GNMA), 2011-040 SA, IO	5.848%	2/16/36	22,354,420	2,978,532	(c)
Government National Mortgage Association (GNMA), 2011-070 BS, IO	6.418%	12/16/36	15,017,807	2,374,934	(c)
Government National Mortgage Association (GNMA), 2011-135 D	5.000%	4/16/40	21,900,000	24,626,278
Government National Mortgage Association (GNMA), 2011-H08 FG	0.735%	3/20/61	12,828,170	12,735,166	(c)
Government National Mortgage Association (GNMA), 2011-H09 AF	0.739%	3/20/61	10,999,608	10,906,331	(c)
Greenpoint Mortgage Funding Trust, 2005-AR5 2A2	0.527%	11/25/46	2,054,584	966,065	(c)
Greenpoint Mortgage Funding Trust, 2006-AR3 3A1	0.524%	4/25/36	3,562,467	1,364,824	(c)
Greenpoint Mortgage Funding Trust, 2007-AR2 1A1	0.387%	4/25/47	18,926,952	15,377,107	(c)
GS Mortgage Securities Corp. II, 2005-GG4 AABA	4.680%	7/10/39	3,787,826	3,837,973
GSMPS Mortgage Loan Trust, 2005-RP2 1AF	0.644%	3/25/35	14,470,297	11,684,953	(a)(c)
GSMPS Mortgage Loan Trust, 2005-RP3 1AF	0.644%	9/25/35	22,804,390	17,802,156	(a)(c)
GSR Mortgage Loan Trust, 2005-AR7 1A1	2.800%	11/25/35	2,034,809	1,322,860	(c)
Harborview Mortgage Loan Trust, 2005-3	0.525%	6/19/35	12,486,193	7,595,151	(c)
Harborview Mortgage Loan Trust, 2005-7 1A1	3.166%	6/19/45	4,791,325	2,286,641	(c)
Harborview Mortgage Loan Trust, 2006-02	2.766%	2/25/36	3,149,146	2,005,304	(c)
Harborview Mortgage Loan Trust, 2006-07 2A1A	0.485%	9/19/46	2,484,737	1,376,793	(c)
Harborview Mortgage Loan Trust, 2006-13 A	0.465%	11/19/46	577,761	237,918	(c)

See Notes to Financial Statements.

Western Asset Core Plus Bond Portfolio 2011 Annual Report	35

Western Asset Core Plus Bond Portfolio

Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations — continued
IMPAC CMB Trust, 2003-4 1A1	0.897%	10/25/33	65,727	$52,183	(c)
IMPAC CMB Trust, 2007-A A	0.544%	5/25/37	15,532,817	11,920,148	(c)
IMPAC Secured Assets Corp., 2006-1 1A2B	0.457%	5/25/36	111,326	53,303	(c)
IMPAC Secured Assets Corp., 2006-2 2A1	0.607%	8/25/36	2,939,432	2,608,687	(c)
Indymac Inda Mortgage Loan Trust, 2007-AR7 1A1	5.734%	11/25/37	7,792,821	5,582,044	(c)
Indymac Index Mortgage Loan Trust, 2004-AR2 2A1	0.877%	6/25/34	25,034	18,506	(c)
Indymac Index Mortgage Loan Trust, 2005-AR1 1A1	2.632%	3/25/35	222,019	164,705	(c)
Indymac Index Mortgage Loan Trust, 2006-AR15 A1	0.377%	7/25/36	179,330	74,273	(c)
Indymac Index Mortgage Loan Trust, 2006-AR6 2A1A	0.457%	6/25/47	458,471	209,461	(c)
Indymac INDX Mortgage Loan Trust, 2004-AR15	2.655%	2/25/35	306,459	216,316	(c)
Indymac INDX Mortgage Loan Trust, 2005-AR09 1A1	2.627%	7/25/35	102,820	58,584	(c)
Indymac INDX Mortgage Loan Trust, 2005-AR13	2.525%	8/25/35	478,576	246,043	(c)
JPMorgan Chase Commercial Mortgage Securities Corp., 2006-LDP8 A4	5.399%	5/15/45	1,775,000	1,955,532
JPMorgan Chase Commercial Mortgage Securities Corp., 2006-LDP9 A3	5.336%	5/15/47	25,369,000	26,903,875
JPMorgan Chase Commercial Mortgage Securities Corp., 2006-LDP9 HS	5.724%	5/15/47	5,000,000	1,000	(a)(c)
JPMorgan Chase Commercial Mortgage Securities Corp., 2011-C4 XA, IO	1.806%	7/15/46	135,595,443	10,107,149	(a)(c)
La Hipotecaria SA, 2007-1GA A	5.250%	12/23/36	269,192	263,808	(a)(c)
LB-UBS Commercial Mortgage Trust, 2001-C3 X, IO, STRIPS	0.879%	6/15/36	1,356,454	1,196	(a)(c)(e)
LB-UBS Commercial Mortgage Trust, 2007-C6 A4	5.858%	7/15/40	1,800,000	1,971,715	(c)
Luminent Mortgage Trust, 2006-4 A1A	0.447%	5/25/46	400,768	168,468	(c)
Luminent Mortgage Trust, 2006-7 2A1	0.427%	12/25/36	3,703,344	2,037,595	(c)
MASTR Adjustable Rate Mortgages Trust, 2004-15 1A1	3.324%	12/25/34	23,423	17,100	(c)
MASTR Adjustable Rate Mortgages Trust, 2005-1 7A1	2.609%	2/25/35	408,282	310,346	(c)
MASTR Adjustable Rate Mortgages Trust, 2006-2 3A1	2.683%	1/25/36	1,549,470	1,107,652	(c)
MASTR Adjustable Rate Mortgages Trust, 2006-OA1 1A1	0.467%	4/25/46	396,604	185,313	(c)
MASTR Adjustable Rate Mortgages Trust, 2007-3 12A1	0.457%	5/25/47	692,133	336,656	(c)
MASTR ARM Trust, 2004-4 3A1	2.229%	5/25/34	1,067,159	907,698	(c)
MASTR ARM Trust, 2007-R5 A1	2.576%	11/25/35	5,835,267	3,005,717	(a)(c)
MASTR Reperforming Loan Trust, 2005-1 1A1	6.000%	8/25/34	3,486,065	3,396,110	(a)
MASTR Reperforming Loan Trust, 2005-1 1A3	7.000%	8/25/34	4,967,891	5,083,176	(a)
MASTR Reperforming Loan Trust, 2005-2 1A1F	0.607%	5/25/35	4,279,832	3,388,895	(a)(c)
Merrill Lynch Mortgage Investors Inc., 2005-A2 A4	2.625%	2/25/35	67,936	64,604	(c)

See Notes to Financial Statements.

36	Western Asset Core Plus Bond Portfolio 2011 Annual Report

Schedule of investments (cont’d)

December 31, 2011

Western Asset Core Plus Bond Portfolio

Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations — continued
Merrill Lynch Mortgage Investors Trust, 2006-A1 1A1	2.750%	3/25/36	26,826,451	$14,021,783	(c)
Merrill Lynch Mortgage Trust, 2005-CK1 A6	5.220%	11/12/37	2,270,000	2,513,669	(c)
Merrill Lynch/Countrywide Commercial Mortgage Trust, 2007-6 A4	5.485%	3/12/51	17,800,000	18,722,111	(c)
Merrill Lynch/Countrywide Commercial Mortgage Trust, 2007-8 A3	5.962%	8/12/49	920,000	998,466	(c)
MLCC Mortgage Investors Inc., 2003-B A1	0.937%	4/25/28	2,005,924	1,729,349	(c)
MLCC Mortgage Investors Inc., 2006-1 1A	5.268%	2/25/36	485,464	365,706	(c)
Morgan Stanley Capital I, 2005-HQ6 A4A	4.989%	8/13/42	10,000,000	10,884,280
Morgan Stanley Capital I, 2007-HQ11 A31	5.439%	2/12/44	3,995,000	4,162,383
Morgan Stanley Capital I, 2007-IQ14 A4	5.692%	4/15/49	13,000,000	13,764,569	(c)
Morgan Stanley Mortgage Loan Trust, 2004-10AR 4A	2.664%	11/25/34	3,020,472	2,553,918	(c)
Morgan Stanley Mortgage Loan Trust, 2004-8AR 4A1	2.505%	10/25/34	7,352	5,900	(c)
Morgan Stanley Mortgage Loan Trust, 2005-3AR 2A2	2.449%	7/25/35	5,363,977	3,521,757	(c)
Morgan Stanley Mortgage Loan Trust, 2006-6AR 3A1	5.402%	5/25/36	7,475,098	3,407,523	(c)
Prime Mortgage Trust, 2005-2 2A1	7.098%	10/25/32	638,705	633,238	(c)
Prime Mortgage Trust, 2006-DR1 2A2	6.000%	5/25/35	57,260,716	50,513,572	(a)
RBSGC Mortgage Pass-Through Certificates, 2007-B 1A4	0.707%	1/25/37	29,990,564	14,859,785	(c)
Residential Accredit Loans Inc., 2005-Q03 A1	0.657%	10/25/45	1,753,564	891,426	(c)
Residential Accredit Loans Inc., 2007-QO4 A1A	0.447%	5/25/47	9,775,844	5,251,984	(c)
Residential Accredit Loans Inc., 2007-QS4 3A9	6.000%	3/25/37	7,503,516	4,885,652
Residential Asset Mortgage Products Inc., 2004-SL2 A4	8.500%	10/25/31	155,702	165,885
Residential Asset Mortgage Products Inc., 2004-SL4 A5	7.500%	7/25/32	1,355,611	1,241,141
Residential Asset Mortgage Products Inc., 2005-SL2 A4	7.500%	2/25/32	6,911,307	7,196,924
Residential Asset Securitization Trust, 2003-A14 A1	4.750%	2/25/19	802,681	809,636
Structured ARM Loan Trust, 2004-16 5A2	5.070%	11/25/34	20,585,223	19,443,093	(c)
Structured ARM Loan Trust, 2005-19XS 2A1	0.557%	10/25/35	258,269	168,238	(c)
Structured Asset Mortgage Investments Inc., 2003-AR1 A1	1.025%	10/19/33	539,193	431,232	(c)
Structured Asset Mortgage Investments Inc., 2006-AR3 11A1	0.467%	4/25/36	3,925,341	2,056,459	(c)
Structured Asset Mortgage Investments Inc., 2006-AR6 1A1	0.437%	7/25/46	357,694	191,217	(c)
Structured Asset Mortgage Investments Inc., 2006-AR7 A1A	0.467%	8/25/36	12,981,558	6,339,167	(c)
Thornburg Mortgage Securities Trust, 2004-03 A	0.997%	9/25/44	894,196	765,794	(c)
Thornburg Mortgage Securities Trust, 2004-1	1.675%	3/25/44	68,560	61,329	(c)
Thornburg Mortgage Securities Trust, 2007-4 2A1	6.157%	9/25/37	23,314,520	20,696,719	(c)

See Notes to Financial Statements.

Western Asset Core Plus Bond Portfolio 2011 Annual Report	37

Western Asset Core Plus Bond Portfolio

Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations — continued
Thornburg Mortgage Securities Trust, 2007-4 3A1	6.156%	9/25/37	23,561,971	$22,914,206	(c)
Voyager BRSTN Delaware Trust, 2009-1 UAU7, IO	0.507%	12/26/36	1,305,290	534,445	(a)(c)(e)
Voyager Dwnys Delaware Trust, 2009-1 UGL2, IO	1.138%	3/20/47	394,909	23,003	(a)(c)(e)
Wachovia Bank Commercial Mortgage Trust, 2006-C29 A4	5.308%	11/15/48	2,944,000	3,226,032
WaMu Mortgage Pass-Through Certificates, 2005-AR14 1A1	2.479%	12/25/35	144,060	138,469	(c)
WaMu Mortgage Pass-Through Certificates, 2007-HY7 2A3	5.282%	7/25/37	19,449,360	10,624,621	(c)
Washington Mutual Inc., 2005-AR15 A1A1	0.517%	11/25/45	13,386,745	9,504,388	(c)
Washington Mutual Inc. Mortgage Pass-Through Certificates, 2005-AR01 A1A	0.577%	1/25/45	1,827,079	1,358,420	(c)
Washington Mutual Inc. Mortgage Pass-Through Certificates, 2005-AR11 A1A	0.577%	8/25/45	24,971,290	18,200,974	(c)
Washington Mutual Inc. Mortgage Pass-Through Certificates, 2005-AR15 A1A2	0.537%	11/25/45	21,298,533	13,679,643	(c)
Washington Mutual Inc. Mortgage Pass-Through Certificates, 2005-AR17 A1A2	0.547%	12/25/45	12,271,854	7,976,693	(c)
Washington Mutual Inc. Mortgage Pass-Through Certificates, 2005-AR19 A1A2	0.547%	12/25/45	20,037,903	13,810,143	(c)
Washington Mutual Inc. Mortgage Pass-Through Certificates, 2006-AR10 1A1	5.836%	9/25/36	370,820	248,846	(c)
Washington Mutual Inc. Mortgage Pass-Through Certificates, 2007-0A5 1A	0.968%	6/25/47	25,502,251	14,755,271	(c)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-AR06 2A1A	0.487%	4/25/45	7,745,000	5,615,915	(c)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-AR08 1A1A	0.527%	7/25/45	7,326,616	5,540,600	(c)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-AR13 A1A1	0.547%	10/25/45	14,327,876	10,279,993	(c)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-AR17 A1A1	0.527%	12/25/45	295,954	210,868	(c)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-AR19 A1A1	0.527%	12/25/45	18,366,507	13,132,107	(c)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2007-HY4 4A1	2.433%	9/25/36	98,495	68,281	(c)
Wells Fargo Alternative Loan Trust, 2007-PA2 2A1	0.724%	6/25/37	34,331,705	16,546,406	(c)
Wells Fargo Mortgage Backed Securities Trust, 2006-AR8 2A3	2.698%	4/25/36	94,412	71,010	(c)
Wells Fargo Mortgage Backed Securities Trust, 2006-AR8 3A2	2.706%	4/25/36	5,713,000	4,221,627	(c)
Total Collateralized Mortgage Obligations (Cost — $1,320,529,384)				1,168,531,307

See Notes to Financial Statements.

38	Western Asset Core Plus Bond Portfolio 2011 Annual Report

Schedule of investments (cont’d)

December 31, 2011

Western Asset Core Plus Bond Portfolio

Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Senior Loans — 1.9%
Consumer Discretionary — 0.5%
Auto Components — 0.1%
Allison Transmission Inc., Term Loan B	2.780%	8/7/14	3,788,404	$3,690,310	(h)
Hotels, Restaurants & Leisure — 0.1%
Caesars Entertainment Operating Co. Inc., Term Loan B2	3.294-3.418%	1/28/15	3,750,000	3,251,786	(h)
Caesars Entertainment Operating Co. Inc., Term Loan B4	9.500%	10/31/16	1,484,848	1,470,928	(h)
CCM Merger Inc., New Term Loan B	7.000%	3/1/17	804,414	795,029	(h)
Dunkin’ Brands Inc., Term Loan B	4.000%	11/23/17	3,446,249	3,385,223	(h)
Las Vegas Sands LLC, Delayed Draw Term Loan	2.930%	11/23/16	498,258	478,327	(h)
Las Vegas Sands LLC, Term Loan B	2.930%	11/23/16	2,479,072	2,373,712	(h)
Total Hotels, Restaurants & Leisure				11,755,005
Media — 0.2%
AMC Entertainment Inc., Term Loan B2	3.546%	12/15/16	2,968,421	2,898,850	(h)
Carmike Cinemas Inc., Term Loan	5.500%	1/27/16	1,133,373	1,121,472	(h)
Cengage Learning Acquisitions Inc., Term Loan	2.550%	7/3/14	6,902,041	5,881,112	(h)
Charter Communications Operating LLC, Term Loan C	3.830%	9/6/16	3,689,919	3,604,590	(h)
Univision Communications Inc.	4.546%	3/31/17	2,874,148	2,559,788	(h)
UPC Holding BV, Term Loan N	2.020%	12/31/14	648,288	620,736	(h)
UPC Holding BV, Term Loan T2	3.872%	12/30/16	65,864	63,394	(h)
Total Media				16,749,942
Multiline Retail — 0.0%
Neiman-Marcus Group Inc., Term Loan	4.750%	5/16/18	3,000,000	2,890,626	(h)
Specialty Retail — 0.1%
BCBG Maxazria International, Term Loan B	9.800%	5/19/15	2,992,500	2,775,544	(h)
Gymboree Corp., Term Loan	5.000%	2/23/18	4,954,962	4,392,222	(h)
Michaels Stores Inc., Term Loan B2	4.938-5.125%	7/29/16	2,000,000	1,960,626	(h)
Total Specialty Retail				9,128,392
Total Consumer Discretionary				44,214,275
Consumer Staples — 0.1%
Food Products — 0.1%
Del Monte Corp., Term Loan	4.500%	3/8/18	3,980,000	3,771,050	(h)
Household Products — 0.0%
Visant Corp., Term Loan	5.25-6.250%	12/22/16	2,832,721	2,646,823	(h)
Personal Products — 0.0%
NBTY Inc., Term Loan B	4.250%	10/2/17	3,447,873	3,405,637	(h)
Total Consumer Staples				9,823,510

See Notes to Financial Statements.

Western Asset Core Plus Bond Portfolio 2011 Annual Report	39

Western Asset Core Plus Bond Portfolio

Security	Rate	Maturity Date	Face Amount†	Value
Energy — 0.1%
Energy Equipment & Services — 0.1%
Frac Tech International LLC, Term Loan B	6.250%	5/6/16	3,342,714	$3,294,141	(h)
Hercules Offshore Inc., Term Loan B	0.000%	7/11/13	1,906,094	1,862,866	(h)
Total Energy				5,157,007
Financials — 0.1%
Diversified Financial Services — 0.0%
Star West Generation LLC, Term Loan B	6.000%	5/17/18	2,538,462	2,453,847	(h)
Insurance — 0.1%
Asurion Corp., Term Loan B	5.500%	5/24/18	2,863,636	2,813,523	(h)
Total Financials				5,267,370
Health Care — 0.3%
Biotechnology — 0.0%
Exopack, Term Loan	6.500%	5/31/17	2,447,700	2,374,269	(h)
Health Care Equipment & Supplies — 0.0%
Bausch & Lomb Inc., Delayed Draw Term Loan	3.546%	4/24/15	582,995	568,694	(h)
Bausch & Lomb Inc., Term Loan B	3.546-3.829%	4/24/15	2,389,009	2,330,404	(h)
Kinetic Concepts Inc., Term Loan	7.000%	5/4/18	914,200	921,559	(h)
Total Health Care Equipment & Supplies				3,820,657
Health Care Providers & Services — 0.3%
Capsugel Healthcare Ltd., Term Loan	5.250%	8/1/18	1,995,000	1,995,000	(h)
Catalent Pharma Solutions, Dollar Term Loan	2.546%	4/10/14	2,976,623	2,857,558	(h)
Community Health Systems Inc., Extended Delayed Draw Term Loan	2.546%	7/25/14	96,317	93,290	(h)
Community Health Systems Inc., Extended Term Loan	2.546-2.773%	7/25/14	1,880,385	1,821,286	(h)
Community Health Systems Inc., Term Loan B	2.546-2.773%	7/25/14	1,500,000	1,452,857	(h)
CRC Health Corp., Term B2	5.079%	11/16/15	3,000,000	2,775,000	(h)
Emergency Medical Services Corp., Term Loan	5.250%	5/25/18	3,970,000	3,864,132	(h)
Hanger Orthopedic Group Inc., Term Loan	4.000-4.060%	12/1/16	1,492,462	1,436,495	(h)
IASIS Healthcare LLC, Term Loan	5.000%	5/3/18	3,970,000	3,826,088	(h)
Quintiles Transnational Corp., Term Loan B	5.000%	6/8/18	2,985,000	2,925,291	(h)
Total Health Care Providers & Services				23,046,997
Health Care Technology — 0.0%
Multiplan Inc., Term Loan B	4.750%	8/26/17	2,407,115	2,289,768	(h)
Pharmaceuticals — 0.0%
Royalty Pharma Finance Trust, Term Loan	4.000%	5/9/18	1,990,000	1,972,587	(h)
Total Health Care				33,504,278

See Notes to Financial Statements.

40	Western Asset Core Plus Bond Portfolio 2011 Annual Report

Schedule of investments (cont’d)

December 31, 2011

Western Asset Core Plus Bond Portfolio

Security	Rate	Maturity Date	Face Amount†	Value
Industrials — 0.2%
Airlines — 0.1%
DAE Aviation Holdings Inc., Term Loan B1	5.430%	7/31/14	1,992,373	$1,925,131	(h)
Delta Air Lines Inc., Term Loan B	5.500%	4/20/17	3,980,000	3,761,100	(h)
Total Airlines				5,686,231
Commercial Services & Supplies — 0.1%
Nielsen Finance LLC, Term Loan C	3.526%	5/2/16	3,526,955	3,271,251	(h)
Sensus Metering Systems Inc., First Lien Term Loan	4.750-5.750%	5/9/17	992,500	985,056	(h)
Total Commercial Services & Supplies				4,256,307
Construction & Engineering — 0.0%
BakerCorp	5.000%	6/1/18	2,992,500	2,955,094	(h)
Industrial Conglomerates — 0.0%
Pinafore LLC, Term Loan B	4.250%	9/29/16	450,637	448,806	(h)
Road & Rail — 0.0%
Hertz Corp., Term Loan	3.750%	3/9/18	3,970,000	3,889,774	(h)
Total Industrials				17,236,212
Information Technology — 0.4%
IT Services — 0.4%
First Data Corp., Term Loan B	4.294%	3/23/18	15,378,591	12,852,104	(h)
First Data Corp., Term Loan B2	3.044%	9/24/14	17,651,778	15,882,187	(h)
SunGard Data Systems Inc., Term Loan A	2.026-2.044%	2/28/14	9,325	9,191	(h)
SunGard Data Systems Inc., Term Loan B	3.969-4.063%	2/26/16	1,809,097	1,758,216	(h)
Total IT Services				30,501,698
Semiconductors & Semiconductor Equipment — 0.0%
Freescale Semiconductor Inc., Term Loan	4.520%	12/1/16	1,980,568	1,901,346	(h)
Software — 0.0%
Eagle Parent Inc., Term Loan	5.000%	5/16/18	2,058,620	1,933,388	(h)
Total Information Technology				34,336,432
Materials — 0.1%
Construction Materials — 0.1%
Fairmount Minerals, Term Loan B	5.250%	3/15/17	5,650,000	5,632,344	(h)
Telecommunication Services — 0.1%
Diversified Telecommunication Services — 0.1%
Intelsat Jackson Holdings Ltd., Term Loan	5.250%	4/2/18	3,980,000	3,960,100	(h)
Level 3 Financing Inc., Term Loan A	2.648%	3/13/14	4,000,000	3,815,000	(h)
Total Diversified Telecommunication Services				7,775,100
Wireless Telecommunication Services — 0.0%
MetroPCS Wireless Inc. Term Loan B3	4.063%	3/16/18	3,969,975	3,850,876	(h)
Total Telecommunication Services				11,625,976

See Notes to Financial Statements.

Western Asset Core Plus Bond Portfolio 2011 Annual Report	41

Western Asset Core Plus Bond Portfolio

Security	Rate	Maturity Date	Face Amount†	Value
Utilities — 0.0%
Electric Utilities — 0.0%
Texas Competitive Electric Holdings Co. LLC, Term Loan	4.776%	10/10/17	1,162,680	$734,748	(h)
Independent Power Producers & Energy Traders — 0.0%
RRI Energy Inc., Term Loan B	6.000%	12/1/17	989,975	985,025	(h)
Total Utilities				1,719,773
Total Collateralized Senior Loans (Cost — $177,722,180)				168,517,177
Mortgage-Backed Securities — 30.6%
FHLMC — 1.8%
Federal Home Loan Mortgage Corp. (FHLMC)	6.000%	5/1/12-11/1/36	1,886,695	2,051,840
Federal Home Loan Mortgage Corp. (FHLMC)	5.500%	12/1/13-12/1/38	54,994,241	59,747,970
Federal Home Loan Mortgage Corp. (FHLMC)	7.000%	10/1/16-4/1/32	605,656	701,265
Federal Home Loan Mortgage Corp. (FHLMC)	6.500%	7/1/29-9/1/39	7,245,070	8,194,971
Federal Home Loan Mortgage Corp. (FHLMC)	4.638%	8/1/35	6,199,794	6,515,416	(c)
Federal Home Loan Mortgage Corp. (FHLMC)	2.526%	9/1/35	2,671,589	2,814,602	(c)
Federal Home Loan Mortgage Corp. (FHLMC)	5.085%	9/1/35	707,070	750,923	(c)
Federal Home Loan Mortgage Corp. (FHLMC)	2.480%	10/1/35	1,786,360	1,885,477	(c)
Federal Home Loan Mortgage Corp. (FHLMC)	2.503%	12/1/35	2,611,556	2,757,121	(c)
Federal Home Loan Mortgage Corp. (FHLMC)	5.107%	12/1/35	155,730	165,569	(c)
Federal Home Loan Mortgage Corp. (FHLMC)	5.657%	2/1/37	12,715	13,337	(c)
Federal Home Loan Mortgage Corp. (FHLMC)	5.531%	5/1/37	134,967	143,433	(c)
Federal Home Loan Mortgage Corp. (FHLMC)	5.591%	5/1/37	1,719,788	1,830,288	(c)
Federal Home Loan Mortgage Corp. (FHLMC)	5.822%	5/1/37	2,883,857	3,079,557	(c)
Federal Home Loan Mortgage Corp. (FHLMC)	5.873%	5/1/37	31,361	33,466	(c)
Federal Home Loan Mortgage Corp. (FHLMC)	5.352%	6/1/37	376,850	401,649	(c)
Federal Home Loan Mortgage Corp. (FHLMC)	5.808%	6/1/37	753,058	803,130	(c)
Federal Home Loan Mortgage Corp. (FHLMC)	5.820%	7/1/37	11,116,852	12,000,885	(c)
Federal Home Loan Mortgage Corp. (FHLMC)	5.623%	8/1/37	4,260,509	4,540,947	(c)
Federal Home Loan Mortgage Corp. (FHLMC)	5.000%	3/1/38	5,544,714	5,964,228
Federal Home Loan Mortgage Corp. (FHLMC)	3.500%	1/12/42	40,900,000	41,992,799	(i)
Federal Home Loan Mortgage Corp. (FHLMC)	4.000%	1/12/42	2,900,000	3,041,375	(i)
Total FHLMC				159,430,248
FNMA — 22.0%
Federal National Mortgage Association (FNMA)	6.500%	5/1/14-6/1/40	216,099,433	244,709,257
Federal National Mortgage Association (FNMA)	5.500%	1/1/17-7/1/41	131,446,145	143,607,981
Federal National Mortgage Association (FNMA)	9.500%	11/1/21	521	602
Federal National Mortgage Association (FNMA)	6.000%	4/1/24-12/1/39	85,746,830	94,541,954
Federal National Mortgage Association (FNMA)	3.000%	1/18/27	197,000,000	203,433,271	(i)

See Notes to Financial Statements.

42	Western Asset Core Plus Bond Portfolio 2011 Annual Report

Schedule of investments (cont’d)

December 31, 2011

Western Asset Core Plus Bond Portfolio

Security	Rate	Maturity Date	Face Amount†	Value
FNMA — continued
Federal National Mortgage Association (FNMA)	3.500%	1/18/27-1/12/42	151,880,000	$156,200,462	(i)
Federal National Mortgage Association (FNMA)	7.000%	8/1/29-7/1/32	1,963,018	2,281,962
Federal National Mortgage Association (FNMA)	7.500%	11/1/29	10,587	12,623
Federal National Mortgage Association (FNMA)	4.500%	4/1/31-11/1/41	176,268,670	187,856,553
Federal National Mortgage Association (FNMA)	2.640%	5/1/35	2,016,599	2,128,964	(c)
Federal National Mortgage Association (FNMA)	2.848%	6/1/35	5,703,686	6,052,880	(c)
Federal National Mortgage Association (FNMA)	5.347%	6/1/35	1,061,348	1,128,839	(c)
Federal National Mortgage Association (FNMA)	2.378%	8/1/35	810,179	855,694	(c)
Federal National Mortgage Association (FNMA)	2.435%	9/1/35	3,590,539	3,793,684	(c)
Federal National Mortgage Association (FNMA)	2.442%	9/1/35	1,736,102	1,834,230	(c)
Federal National Mortgage Association (FNMA)	2.375%	10/1/35	2,510,059	2,651,979	(c)
Federal National Mortgage Association (FNMA)	2.487%	10/1/35	1,637,913	1,727,839	(c)
Federal National Mortgage Association (FNMA)	3.173%	10/1/35	1,472,388	1,553,342	(c)
Federal National Mortgage Association (FNMA)	2.145%	11/1/35	134,872	140,298	(c)
Federal National Mortgage Association (FNMA)	2.160%	11/1/35	154,376	160,604	(c)
Federal National Mortgage Association (FNMA)	2.166%	11/1/35	124,752	129,511	(c)
Federal National Mortgage Association (FNMA)	2.170%	11/1/35	297,516	309,443	(c)
Federal National Mortgage Association (FNMA)	5.309%	12/1/35	1,466,166	1,566,050	(c)
Federal National Mortgage Association (FNMA)	2.792%	2/1/36	230,556	244,203	(c)
Federal National Mortgage Association (FNMA)	5.098%	2/1/37	7,619,236	8,062,603	(c)
Federal National Mortgage Association (FNMA)	5.739%	8/1/37	396,266	413,256	(c)
Federal National Mortgage Association (FNMA)	5.340%	11/1/37	109,599	117,066	(c)
Federal National Mortgage Association (FNMA)	5.000%	1/1/39-9/1/41	29,632,704	32,218,400
Federal National Mortgage Association (FNMA)	4.000%	10/1/41-11/1/41	83,503,771	87,824,590
Federal National Mortgage Association (FNMA)	4.000%	1/12/42	185,300,000	194,651,869	(i)
Federal National Mortgage Association (FNMA)	4.500%	1/12/42	203,450,000	216,483,516	(i)
Federal National Mortgage Association (FNMA)	5.000%	1/12/42	57,900,000	62,550,094	(i)
Federal National Mortgage Association (FNMA)	5.500%	1/12/42	104,800,000	114,117,370	(i)
Federal National Mortgage Association (FNMA)	6.000%	1/12/42-2/13/42	178,400,000	196,186,930	(i)
Federal National Mortgage Association (FNMA)	5.500%	2/1/33	1,951,963	2,133,808
Total FNMA				1,971,681,727
GNMA — 6.8%
Government National Mortgage Association (GNMA)	7.500%	3/15/23-9/15/31	134,817	152,340
Government National Mortgage Association (GNMA)	7.000%	8/15/23-7/15/31	362,522	421,483
Government National Mortgage Association (GNMA)	6.500%	4/15/28-3/15/39	27,353,660	31,414,640

See Notes to Financial Statements.

Western Asset Core Plus Bond Portfolio 2011 Annual Report	43

Western Asset Core Plus Bond Portfolio

Security	Rate	Maturity Date	Face Amount†	Value
GNMA — continued
Government National Mortgage Association (GNMA)	6.000%	1/15/29-11/20/40	33,535,442	$38,141,474
Government National Mortgage Association (GNMA)	8.000%	12/15/30-1/15/31	22,305	24,565
Government National Mortgage Association (GNMA)	0.685%	8/20/31	1,426	1,429	(c)
Government National Mortgage Association (GNMA)	5.500%	7/15/33-6/15/35	8,702,098	9,821,036
Government National Mortgage Association (GNMA)	5.000%	4/20/35-11/20/40	46,224,135	51,219,198
Government National Mortgage Association (GNMA)	4.500%	3/15/40-4/20/41	176,669,375	193,049,558
Government National Mortgage Association (GNMA)	4.000%	1/23/42	63,000,000	67,577,341	(i)
Government National Mortgage Association (GNMA)	4.500%	1/23/42	14,100,000	15,362,390	(i)
Government National Mortgage Association (GNMA)	5.000%	1/23/42	116,100,000	128,363,051	(i)
Government National Mortgage Association (GNMA)	6.000%	1/23/42	9,200,000	10,400,499	(i)
Government National Mortgage Association (GNMA) II	3.500%	1/23/42	54,200,000	56,410,341	(i)
Government National Mortgage Association (GNMA) II	5.500%	1/23/42	8,500,000	9,529,297	(i)
Total GNMA				611,888,642
Total Mortgage-Backed Securities (Cost — $2,700,983,793)				2,743,000,617
Municipal Bonds — 1.8%
Alabama — 0.0%
Birmingham, AL, Commercial Development Authority Revenue, Civic Center Improvements Project	5.500%	4/1/41	650,000	695,520
California — 0.4%
Bay Area Toll Authority, CA, Toll Bridge Revenue, San Francisco Bay Area	5.000%	4/1/34	3,680,000	3,879,125
California State, GO, Build America Bonds	7.300%	10/1/39	8,300,000	9,814,169
Los Angeles, CA, Department of Airports Revenue	5.250%	5/15/39	1,400,000	1,511,496
Los Angeles, CA, Department of Water & Power Revenue, Build America Bonds	6.574%	7/1/45	5,660,000	7,185,596
San Mateo County, CA, Community College District, GO	5.000%	9/1/38	590,000	611,506
Santa Clara Valley Transportation Authority, Sales Tax Revenue, Build America Bonds	5.876%	4/1/32	8,810,000	10,342,852
Total California				33,344,744

See Notes to Financial Statements.

44	Western Asset Core Plus Bond Portfolio 2011 Annual Report

Schedule of investments (cont’d)

December 31, 2011

Western Asset Core Plus Bond Portfolio

Security	Rate	Maturity Date	Face Amount†	Value
Florida — 0.1%
Florida Educational Loan Marketing Corp., Education Loan Revenue	0.390%	12/1/18	5,800,000	$4,350,000	(c)(j)
Georgia — 0.1%
Metropolitan Atlanta, GA, Rapid Transit Authority, Sales Tax Revenue	5.000%	7/1/39	990,000	1,054,182
Municipal Electric Authority, GA, Build America Bonds, Plant Vogtle Units 3&4 Project J	6.637%	4/1/57	4,880,000	5,072,467
Municipal Electric Authority, GA, Build America Bonds, Plant Vogtle Units 3&4 Project M	6.655%	4/1/57	2,820,000	2,898,847
Total Georgia				9,025,496
Illinois — 0.2%
Chicago, IL, O’Hare International Airport Revenue	5.500%	1/1/31	2,370,000	2,600,554
Chicago, IL, O’Hare International Airport Revenue	5.625%	1/1/35	1,150,000	1,256,329
Illinois State, GO	5.665%	3/1/18	7,570,000	8,056,599
Illinois State, GO	5.877%	3/1/19	8,310,000	8,947,128
Total Illinois				20,860,610
Kentucky — 0.1%
Kentucky Higher Education Student Loan Corp., Student Loan Revenue	1.620%	5/1/32	10,250,000	9,045,625	(c)
Nevada — 0.0%
Clark County, NV, Passenger Facility Charge Revenue, Las Vegas Macarran International Airport	5.250%	7/1/39	1,350,000	1,404,445
New York — 0.0%
Liberty, NY, Development Corporation Revenue, Goldman Sachs Headquarters	5.250%	10/1/35	2,745,000	2,831,769
North Carolina — 0.2%
North Carolina State Education Assistance Authority Revenue, Student Loan Backed Notes	1.218%	7/25/25	18,860,000	18,228,567	(c)
Pennsylvania — 0.6%
Pennsylvania State Higher Education Assistance Agency, Student Loan Revenue	1.163%	5/1/46	2,500,000	2,312,500	(c)
Pennsylvania State Higher Education Assistance Agency, Student Loan Revenue	1.214%	5/1/46	4,650,000	4,301,250	(c)
Pennsylvania State Higher Education Assistance Agency, Student Loan Revenue	1.471%	5/1/46	45,050,000	41,671,250	(c)
Total Pennsylvania				48,285,000
Texas — 0.1%
Brazos Higher Education Authority Inc., Student Loan Revenue Note	1.790%	6/25/42	11,850,000	9,894,750	(c)
Total Municipal Bonds (Cost — $150,509,401)				157,966,526

See Notes to Financial Statements.

Western Asset Core Plus Bond Portfolio 2011 Annual Report	45

Western Asset Core Plus Bond Portfolio

Security	Rate	Maturity Date	Face Amount†		Value
Sovereign Bonds — 3.1%
Brazil — 1.0%
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/14	13,190,000	BRL	$7,003,715
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/17	162,873,000	BRL	83,924,674
Total Brazil					90,928,389
Canada — 0.0%
Province of British Columbia	4.300%	5/30/13	180,000		189,383
India — 0.1%
ICICI Bank Ltd., Junior Subordinated Bonds	6.375%	4/30/22	4,969,000		4,323,030	(a)(c)
ICICI Bank Ltd., Subordinated Bonds	6.375%	4/30/22	7,003,000		6,092,610	(a)(c)
Total India					10,415,640
Malaysia — 0.3%
Government of Malaysia, Senior Bonds	3.835%	8/12/15	65,070,000	MYR	20,998,089
Government of Malaysia, Senior Bonds	4.262%	9/15/16	18,615,000	MYR	6,111,416
Total Malaysia					27,109,505
Mexico — 1.0%
Mexican Bonos, Bonds	8.000%	6/11/20	944,463,000	MXN	75,025,409
United Mexican States, Bonds	10.000%	12/5/24	39,070,000	MXN	3,601,391
United Mexican States, Medium-Term Notes	5.625%	1/15/17	374,000		430,100
United Mexican States, Medium-Term Notes	6.750%	9/27/34	4,913,000		6,399,182
United Mexican States, Medium-Term Notes	6.050%	1/11/40	2,852,000		3,486,570
Total Mexico					88,942,652
Poland — 0.4%
Republic of Poland, Bonds	5.500%	4/25/15	122,000,000	PLN	35,831,507
Russia — 0.3%
RSHB Capital, Loan Participation Notes, Senior Secured Bonds	6.299%	5/15/17	5,615,000		5,607,981	(a)
Russian Foreign Bond-Eurobond, Senior Bonds	7.500%	3/31/30	17,439,810		20,251,980	(a)
Total Russia					25,859,961
Total Sovereign Bonds (Cost — $300,546,694)					279,277,037
U.S. Government & Agency Obligations — 5.7%
U.S. Government Agencies — 2.0%
Federal Home Loan Bank (FHLB), Global Bonds	5.500%	7/15/36	2,240,000		2,905,520
Federal National Mortgage Association (FNMA), Bonds	6.625%	11/15/30	11,095,000		16,433,393
Federal National Mortgage Association (FNMA), Debentures	0.000%	10/9/19	62,140,000		47,777,271
Federal National Mortgage Association (FNMA), Senior Notes	5.625%	7/15/37	10,490,000		14,395,930

See Notes to Financial Statements.

46	Western Asset Core Plus Bond Portfolio 2011 Annual Report

Schedule of investments (cont’d)

December 31, 2011

Western Asset Core Plus Bond Portfolio

Security	Rate	Maturity Date	Face Amount†	Value
U.S. Government Agencies — continued
Federal National Mortgage Association (FNMA), Subordinated Notes	5.250%	8/1/12	6,110,000	$6,278,978
Financing Corp. (FICO) Strip	0.000%	4/5/19	320,000	276,296
Financing Corp. (FICO) Strip, Bonds	0.000%	11/2/18	13,500,000	11,861,113
Financing Corp. (FICO) Strip, Debentures	0.000%	11/30/17	1,240,000	1,127,417
Financing Corp. (FICO) Strip, Debentures	0.000%	2/8/18	3,815,000	3,446,376
Financing Corp. (FICO) Strip, Debentures	0.000%	5/11/18	14,313,000	12,814,772
Financing Corp. (FICO) Strip, Debentures	0.000%	8/3/18	23,073,000	20,475,787
Financing Corp. (FICO) Strip, Debentures	0.000%	3/7/19	11,319,000	9,798,971
Financing Corp. (FICO) Strip, Debentures	0.000%	6/6/19	1,850,000	1,588,105
Financing Corp. (FICO) Strip, Notes	0.000%	4/6/18	11,535,000	10,363,067
Financing Corp. (FICO) Strip, Notes	0.000%	8/3/18	13,681,000	12,140,998
Financing Corp. (FICO) Strip, Notes	0.000%	9/26/19	708,000	601,086
Tennessee Valley Authority, Bonds	5.980%	4/1/36	120,000	165,583
Tennessee Valley Authority, Global Power Bonds 2000	7.125%	5/1/30	840,000	1,280,187
Tennessee Valley Authority, Notes	5.250%	9/15/39	7,700,000	9,829,135
Total U.S. Government Agencies				183,559,985
U.S. Government Obligations — 3.7%
U.S. Treasury Bonds	4.750%	2/15/41	36,240,000	49,943,250
U.S. Treasury Bonds	4.375%	5/15/41	9,080,000	11,830,959
U.S. Treasury Bonds	3.125%	11/15/41	116,060,000	121,590,955
U.S. Treasury Notes	1.375%	2/15/13	330,000	334,396
U.S. Treasury Notes	0.500%	5/31/13	705,000	707,974
U.S. Treasury Notes	0.125%	8/31/13	810,000	808,576
U.S. Treasury Notes	1.000%	9/30/16	61,350,000	61,982,641
U.S. Treasury Notes	1.750%	10/31/18	60,710,000	62,483,886
U.S. Treasury Notes	1.375%	11/30/18	16,400,000	16,456,383
U.S. Treasury Notes	3.125%	5/15/21	1,160,000	1,295,212
U.S. Treasury Strip Principal (STRIPS)	0.000%	11/15/24	510,000	373,482
Total U.S. Government Obligations				327,807,714
Total U.S. Government & Agency Obligations (Cost — $471,887,667)				511,367,699
U.S. Treasury Inflation Protected Securities — 2.5%
U.S. Treasury Bonds, Inflation Indexed	2.375%	1/15/25	21,214,428	26,972,151	(k)
U.S. Treasury Bonds, Inflation Indexed	2.000%	1/15/26	39,417,059	48,452,197
U.S. Treasury Bonds, Inflation Indexed	2.375%	1/15/27	64,393,751	83,163,500
U.S. Treasury Bonds, Inflation Indexed	2.125%	2/15/41	8,240,980	11,131,117
U.S. Treasury Notes, Inflation Indexed	2.000%	4/15/12	57,244,644	57,495,089
Total U.S. Treasury Inflation Protected Securities (Cost — $185,316,742)				227,214,054

See Notes to Financial Statements.

Western Asset Core Plus Bond Portfolio 2011 Annual Report	47

Western Asset Core Plus Bond Portfolio

Security	Rate		Shares	Value
Common Stocks — 0.0%
Consumer Discretionary — 0.0%
Media — 0.0%
Cumulus Media Inc., Class A Shares			3,110	$10,387	*
Financials — 0.0%
Diversified Financial Services — 0.0%
PB Investors II LLC			80,790	0	(b)(l)
Total Common Stocks (Cost — $9,657,491)				10,387
Convertible Preferred Stocks — 0.0%
Financials — 0.0%
Thrifts & Mortgage Finance — 0.0%
Federal National Mortgage Association (FNMA)	5.375%		29	145,000	*
Utilities — 0.0%
Electric Utilities — 0.0%
AES Trust III	6.750%		71,200	3,495,208
Total Convertible Preferred Stocks (Cost — $6,233,675)				3,640,208
Preferred Stocks — 0.1%
Financials — 0.1%
Diversified Financial Services — 0.1%
Citigroup Capital XII	8.500%		155,875	3,921,815	(c)
Citigroup Capital XIII	7.875%		77,075	2,008,575	(c)
Total Preferred Stocks (Cost — $5,823,750)				5,930,390

		Expiration Date	Contracts/ Notional Par
Purchased Options — 0.1%
Interest rate swaption with Banc of America Securities LLC, Call @ 3.50%		11/3/17	38,950,000	3,846,891
Interest rate swaption with Banc of America Securities LLC, Put @ 6.00%		11/3/17	194,800,000	4,764,987
Interest rate swaption with Credit Suisse First Boston Inc., Call @ 3.50%		11/3/17	3,300,000	325,924
Interest rate swaption with Credit Suisse First Boston Inc., Put @ 6.00%		11/3/17	16,700,000	408,497
U.S. Treasury 10-Year Notes Futures, Call @ $132.00		2/24/12	1	797
Total Purchased Options (Cost — $9,606,362)				9,347,096
Total Investments before Short-Term Investments (Cost — $8,561,332,854)				8,463,706,878

See Notes to Financial Statements.

48	Western Asset Core Plus Bond Portfolio 2011 Annual Report

Schedule of investments (cont’d)

December 31, 2011

Western Asset Core Plus Bond Portfolio

Security	Rate	Maturity Date	Face Amount†	Value
Short-Term Investments — 20.0%
U.S. Government Agencies — 17.6%
Federal Home Loan Mortgage Corp. (FHLMC), Discount Notes	0.090-0.120%	1/10/12	15,600,000	$15,599,567	(k)(m)
Federal Home Loan Mortgage Corp. (FHLMC), Discount Notes	0.120%	1/12/12	136,200,000	136,195,006	(m)
Federal Home Loan Mortgage Corp. (FHLMC), Discount Notes	0.030%	1/13/12	3,000,000	2,999,970	(k)(m)
Federal Home Loan Mortgage Corp. (FHLMC), Discount Notes	0.130%	2/7/12	250,000,000	249,966,597	(m)
Federal Home Loan Mortgage Corp. (FHLMC), Discount Notes	0.100%	2/10/12	150,000,000	149,983,561	(m)
Federal Home Loan Mortgage Corp. (FHLMC), Discount Notes	0.135%	3/20/12	250,000,000	249,989,250	(m)
Federal Home Loan Mortgage Corp. (FHLMC), Discount Notes	0.160%	4/27/12	45,000,000	44,997,120	(m)
Federal Home Loan Mortgage Corp. (FHLMC), Discount Notes	0.060%	5/16/12	16,200,000	16,198,801	(m)
Federal Home Loan Mortgage Corp. (FHLMC), Discount Notes	0.080%	7/11/12	299,970,000	299,890,808	(m)
Federal Home Loan Mortgage Corp. (FHLMC), Discount Notes	0.060%	7/17/12	70,000,000	69,980,960	(m)
Federal Home Loan Mortgage Corp. (FHLMC), Discount Notes	0.100%	8/21/12	136,180,000	136,127,571	(m)
Federal National Mortgage Association (FNMA), Discount Notes	0.150%	1/17/12	100,290,000	100,283,320	(k)(m)
Federal National Mortgage Association (FNMA), Discount Notes	0.030%	1/18/12	5,550,000	5,549,921	(k)(m)
Federal National Mortgage Association (FNMA), Discount Notes	0.105%	2/8/12	25,000,000	24,997,229	(m)
Federal National Mortgage Association (FNMA), Discount Notes	0.075%	5/9/12	74,990,000	74,984,676	(m)
Total U.S. Government Agencies (Cost — $1,577,554,884)				1,577,744,357
Repurchase Agreements — 2.4%
Goldman Sachs & Co. repurchase agreement dated 12/30/11; Proceeds at maturity — $209,926,099; (Fully collateralized by U.S. government agency obligations, 7.125% due 1/15/30; Market value —$214,113,825) (Cost — $209,924,000)	0.090%	1/3/12	209,924,000	209,924,000
Total Short-Term Investments (Cost — $1,787,478,884)				1,787,668,357
Total Investments — 114.5% (Cost — $10,348,811,738#)				10,251,375,235
Liabilities in Excess of Other Assets — (14.5)%				(1,299,213,377)
Total Net Assets — 100.0%				$8,952,161,858

See Notes to Financial Statements.

Western Asset Core Plus Bond Portfolio 2011 Annual Report	49

Western Asset Core Plus Bond Portfolio

†	Face amount denominated in U.S. dollars, unless otherwise noted.

*	Non-income producing security.

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(b)	Security is valued in good faith in accordance with procedures approved by the Board of Directors (See Note 1).

(c)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(d)	Security has no maturity date. The date shown represents the next call date.

(e)	Illiquid security.

(f)	The maturity principal is currently in default as of December 31, 2011.

(g)	The coupon payment on these securities is currently in default as of December 31, 2011.

(h)	Interest rates disclosed represent the effective rates on collateralized senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.

(i)	This security is traded on a to-be-announced (“TBA”) basis (See Note 1).

(j)	Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax (“AMT”).

(k)	All or a portion of this security is held at the broker as collateral for open futures contracts.

(l)	Value is less than $1.

(m)	Rate shown represents yield-to-maturity.

#	Aggregate cost for federal income tax purposes is $10,350,376,836.

Abbreviations used in this schedule:
ARM	— Adjustable Rate Mortgage
BRL	— Brazilian Real
CMB	— Cash Management Bill
GO	— General Obligation
HELOC	— Home Equity Line of Credit
IO	— Interest Only
MXN	— Mexican Peso
MYR	— Malaysian Ringgit
PAC	— Planned Amortization Class
PLN	— Polish Zloty
PO	— Principal Only
STRIPS	— Separate Trading of Registered Interest and Principal Securities

See Notes to Financial Statements.

50	Western Asset Core Plus Bond Portfolio 2011 Annual Report

Schedule of investments (cont’d)

December 31, 2011

Western Asset Core Plus Bond Portfolio

Schedule of Written Options
Security	Expiration Date	Strike Price	Contracts	Value
Eurodollar Futures, Put	6/18/12	$99.63	654	$559,988

		Strike Rate	Notional Par
Interest rate swaption with Banc of America Securities LLC, Put	11/2/17	9.50%	155,800,000	1,333,637
Interest rate swaption with Banc of America Securities LLC, Put	11/3/17	7.25	155,800,000	2,488,098
Interest rate swaption with Barclays Capital Inc., Call	10/2/13	4.95	124,690,000	28,706,930
Interest rate swaption with Barclays Capital Inc., Put	10/2/13	4.95	124,690,000	749,679
Interest rate swaption with Credit Suisse First Boston Inc., Put	11/3/17	7.25	13,300,000	212,399
Interest rate swaption with Credit Suisse First Boston Inc., Put	11/3/17	9.50	13,300,000	113,847
Interest rate swaption with JPMorgan Securities Inc., Call	10/7/13	4.86	124,700,000	27,712,684
Interest rate swaption with JPMorgan Securities Inc., Put	10/7/13	4.86	124,700,000	815,686
Total Written Options (Premiums Received — $36,626,385)				$62,692,948

See Notes to Financial Statements.

Western Asset Core Plus Bond Portfolio 2011 Annual Report	51

Statement of assets and liabilities

December 31, 2011

Assets:
Investments, at value (Cost — $10,348,811,738)	$10,251,375,235
Foreign currency, at value (Cost — $7,293,282)	7,096,535
Cash	927,810
Receivable for securities sold	1,166,215,804
Deposits with brokers for swap contracts	72,710,000
Interest receivable	66,841,768
Swaps, at value (net premiums paid — $9,933,785)	24,799,218
Unrealized appreciation on forward foreign currency contracts	19,507,996
Receivable for Fund shares sold	8,090,213
Deposits with brokers for open futures contracts	7,149,569
Receivable from broker — variation margin on open futures contracts	354,444
Principal paydown receivable	348,140
Receivable for open swap contracts	166,172
Prepaid expenses	152,604
Other receivables	102
Total Assets	11,625,735,610

Liabilities:
Payable for securities purchased	2,540,768,309
Written options, at value (premiums received — $36,626,385)	62,692,948
Swaps, at value (net premiums received — $10,455,979)	35,277,416
Payable for Fund shares repurchased	23,070,219
Unrealized depreciation on forward foreign currency contracts	3,645,780
Investment management fee payable	2,855,910
Distributions payable	2,143,340
Payable for open swap contracts	1,516,357
Service and/or distribution fees payable	426,562
Accrued expenses	1,176,911
Total Liabilities	2,673,573,752
Total Net Assets	$8,952,161,858

NET ASSETS:
Par value (Note 7)	$806,207
Paid-in capital in excess of par value	9,448,670,746
Undistributed net investment income	18,068,679
Accumulated net realized loss on investments, futures contracts, written options, swap contracts and foreign currency transactions	(396,316,451)
Net unrealized depreciation on investments, futures contracts, written options, swap contracts and foreign currencies	(119,067,323)
Total Net Assets	$8,952,161,858

See Notes to Financial Statements.

52	Western Asset Core Plus Bond Portfolio 2011 Annual Report

Statement of assets and liabilities (cont’d)

December 31, 2011

Shares Outstanding:
Class IS	191,971,212
Class I	423,099,529
Class FI	191,136,093

Net Asset Value:
Class IS	$11.10
Class I	$11.11
Class FI	$11.10

See Notes to Financial Statements.

Western Asset Core Plus Bond Portfolio 2011 Annual Report	53

Statement of operations

For the Year Ended December 31, 2011

Investment Income:
Interest	$318,352,243
Dividends	813,541
Less: Foreign taxes withheld	(92,432)
Total Investment Income	319,073,352

Expenses:
Investment management fee (Note 2)	34,557,116
Service and/or distribution fees (Notes 2 and 5)	4,306,018
Transfer agent fees (Note 5)	3,066,600
Fund accounting fees	626,893
Custody fees	469,025
Directors’ fees	305,274
Legal fees	172,399
Insurance	135,829
Audit and tax	104,659
Registration fees	66,001
Shareholder reports (Note 5)	30,272
Fees recaptured by investment manager (Note 2)	3,982
Miscellaneous expenses	117,113
Total Expenses	43,961,181
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(1,417,345)
Net Expenses	42,543,836
Net Investment Income	276,529,516

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Written Options, Swap Contracts and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions	92,257,036
Futures contracts	95,747,421
Written options	12,243,341
Swap contracts	(72,102,309)
Foreign currency transactions	(10,166,138)
Net Realized Gain	117,979,351
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	140,282,947
Futures contracts	10,143,666
Written options	(20,922,011)
Swap contracts	8,862,934
Foreign currencies	15,906,502
Change in Net Unrealized Appreciation (Depreciation)	154,274,038
Net Gain on Investments, Futures Contracts, Written Options, Swap Contracts and Foreign Currency Transactions	272,253,389
Increase in Net Assets from Operations	$548,782,905

See Notes to Financial Statements.

54	Western Asset Core Plus Bond Portfolio 2011 Annual Report

Statements of changes in net assets

For the Years Ended December 31,	2011	2010

Operations:
Net investment income	$276,529,516	$336,845,045
Net realized gain	117,979,351	146,289,396
Change in net unrealized appreciation (depreciation)	154,274,038	431,840,055
Increase in Net Assets From Operations	548,782,905	914,974,496

Distributions to Shareholders From (Notes 1 and 6):
Net investment income	(294,458,572)	(416,208,329)
Decrease in Net Assets From Distributions to Shareholders	(294,458,572)	(416,208,329)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	3,546,894,370	1,551,885,411
Reinvestment of distributions	265,143,774	383,101,489
Cost of shares repurchased	(3,050,575,892)	(2,556,900,880)
Increase (Decrease) in Net Assets From Fund Share Transactions	761,462,252	(621,913,980)
Increase (Decrease) in Net Assets	1,015,786,585	(123,147,813)

Net Assets:
Beginning of year	7,936,375,273	8,059,523,086
End of year*	$8,952,161,858	$7,936,375,273
* Includes undistributed net investment income of:	$18,068,679	$31,344,489

See Notes to Financial Statements.

Western Asset Core Plus Bond Portfolio 2011 Annual Report	55

Financial highlights

For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:
Class IS Shares[1]	2011	2010[2]	2009	2008[3]

Net asset value, beginning of year	$10.78	$10.13	$8.66	$9.34

Income (loss) from operations:
Net investment income	0.36	0.45	0.48	0.20
Net realized and unrealized gain (loss)	0.35	0.76	1.70	(0.62)
Total income (loss) from operations	0.71	1.21	2.18	(0.42)

Less distributions from:
Net investment income	(0.39)	(0.56)	(0.57)	(0.26)
Net realized gains	—	—	(0.14)	—
Total distributions	(0.39)	(0.56)	(0.71)	(0.26)

Net asset value, end of year	$11.10	$10.78	$10.13	$8.66
Total return[4]	6.65%	12.10%	26.11%	(4.54)%

Net assets, end of year (000s)	$2,131,029	$1,824,251	$1,835,921	$1,559,843

Ratios to average net assets:
Gross expenses	0.43%	0.43%	0.43%	0.44%[5]
Net expenses[6]	0.43	0.43	0.43 [7]	0.44 [5,7]
Net investment income	3.30	4.20	5.20	5.70 [5]

Portfolio turnover rate	170%[8]	464%	202%	124%[9]

[1]	Per share amounts have been calculated using the average shares method.

[2]	In April 2010, Institutional Select Class shares were renamed Class IS shares.

[3]	For the period August 4, 2008 (inception date) to December 31, 2008.

[4]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Annualized.

[6]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[7]	Reflects fee waivers and/or expense reimbursements.

[8]	Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 734% for the year ended December 31, 2011.

[9]	Not annualized.

See Notes to Financial Statements.

56	Western Asset Core Plus Bond Portfolio 2011 Annual Report

Financial highlights (cont’d)

For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:
Class I Shares[1]	2011	2010[2]	2009	2008[3]	2008[4]	2007[4]

Net asset value, beginning of year	$10.78	$10.14	$8.66	$9.87	$10.55	$10.24

Income (loss) from operations:
Net investment income	0.36	0.45	0.48	0.39	0.55	0.51
Net realized and unrealized gain (loss)	0.35	0.75	1.71	(1.17)	(0.62)	0.33
Total income (loss) from operations	0.71	1.20	2.19	(0.78)	(0.07)	0.84

Less distributions from:
Net investment income	(0.38)	(0.56)	(0.57)	(0.43)	(0.53)	(0.53)
Net realized gains	—	—	(0.14)	—	(0.08)	(0.00) [5]
Total distributions	(0.38)	(0.56)	(0.71)	(0.43)	(0.61)	(0.53)

Net asset value, end of year	$11.11	$10.78	$10.14	$8.66	$9.87	$10.55
Total return[6]	6.72%	11.97%	26.20%	(8.01)%	(0.72)%	8.48%

Net assets, end of year (000s)	$4,698,991	$5,188,774	$5,466,554	$6,607,180	$12,943,882	$11,495,842

Ratios to average net assets:
Gross expenses	0.45%	0.45%	0.46%	0.46%[7]	0.43%	0.44%
Net expenses[8]	0.45	0.45	0.46	0.46 [7]	0.43 [9]	0.44 [9]
Net investment income	3.28	4.20	5.20	5.50 [7]	5.40	4.90

Portfolio turnover rate	170%[10]	464%	202%	124%[11]	488%	449%

[1]	Per share amounts have been calculated using the average shares method.

[2]	In April 2010, Institutional Class shares were renamed Class I shares.

[3]	For the period April 1, 2008 through December 31, 2008.

[4]	For the year ended March 31.

[5]	Amount represents less than $0.005 per share.

[6]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[7]	Annualized.

[8]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[9]	Reflects fee waivers and/or expense reimbursements.

[10]	Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 734% for the year ended December 31, 2011.

[11]	Not annualized.

See Notes to Financial Statements.

Western Asset Core Plus Bond Portfolio 2011 Annual Report	57

For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:
Class FI Shares[1]	2011	2010[2]	2009	2008[3]	2008[4]	2007[4]

Net asset value, beginning of year	$10.78	$10.13	$8.66	$9.88	$10.56	$10.24

Income (loss) from operations:
Net investment income	0.33	0.42	0.45	0.37	0.52	0.48
Net realized and unrealized gain (loss)	0.35	0.76	1.71	(1.17)	(0.62)	0.35
Total income (loss) from operations	0.68	1.18	2.16	(0.80)	(0.10)	0.83

Less distributions from:
Net investment income	(0.36)	(0.53)	(0.55)	(0.42)	(0.50)	(0.51)
Net realized gains	—	—	(0.14)	—	(0.08)	(0.00) [5]
Total distributions	(0.36)	(0.53)	(0.69)	(0.42)	(0.58)	(0.51)

Net asset value, end of year	$11.10	$10.78	$10.13	$8.66	$9.88	$10.56
Total return[6]	6.37%	11.80%	25.78%	(8.28)%	(0.97)%	8.30%

Net assets, end of year (000s)	$2,122,142	$923,350	$757,048	$840,452	$1,215,985	$767,903

Ratios to average net assets:
Gross expenses	0.78%	0.76%	0.86%	0.77%[7]	0.68%	0.69%
Net expenses[8,9]	0.70	0.70	0.70	0.70 [7]	0.68	0.69
Net investment income	3.04	3.90	4.90	5.20 [7]	5.10	4.70

Portfolio turnover rate	170%[10]	464%	202%	124%[11]	488%	449%

[1]	Per share amounts have been calculated using the average shares method.

[2]	In April 2010, Financial Intermediary Class shares were renamed Class FI shares.

[3]	For the period April 1, 2008 through December 31, 2008.

[4]	For the year ended March 31.

[5]	Amount represents less than $0.005 per share.

[6]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[7]	Annualized.

[8]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[9]	Reflects fee waivers and/or expense reimbursements.

[10]	Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 734% for the year ended December 31, 2011.

[11]	Not annualized.

See Notes to Financial Statements.

58	Western Asset Core Plus Bond Portfolio 2011 Annual Report

Notes to financial statements

1. Organization and significant accounting policies

Western Asset Core Plus Bond Portfolio (the “Fund”) is a separate diversified investment series of Western Asset Funds, Inc. (the “Corporation”). The Corporation, a Maryland corporation, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The Fund offers three classes of shares: Class IS, Class I and Class FI. Shares in the Class FI bear a distribution fee. The income and expenses of the Fund are allocated proportionately to each class of shares based on daily net assets, except for Rule 12b-1 distribution fees, which are charged only on the Class FI shares, and transfer agent and shareholder servicing expenses, and certain other expenses, which are determined separately for each class.

The following are significant accounting policies consistently followed by the Funds and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of fair valuation techniques and methodologies. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

The Fund has adopted Financial Accounting Standards Board Codification Topic 820 (“ASC Topic 820”). ASC Topic 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•	Level 1 — quoted prices in active markets for identical investments

Western Asset Core Plus Bond Portfolio 2011 Annual Report	59
•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)		Total
Long-term investments†:
Corporate bonds & notes	—	$2,833,831,019	$18,007,996		$2,851,839,015
Asset-backed securities	—	318,306,365	18,759,000		337,065,365
Collateralized mortgage obligations	—	1,168,531,307	—		1,168,531,307
Collateralized senior loans	—	168,517,177	—		168,517,177
Mortgage-backed securities	—	2,743,000,617	—		2,743,000,617
Municipal bonds	—	157,966,526	—		157,966,526
Sovereign bonds	—	279,277,037	—		279,277,037
U.S. government & agency obligations	—	511,367,699	—		511,367,699
U.S. treasury inflation protected securities	—	227,214,054	—		227,214,054
Common stocks	$10,387	—	0	*	10,387
Convertible preferred stocks	3,495,208	145,000	—		3,640,208
Preferred stocks	5,930,390	—	—		5,930,390
Purchased options	797	9,346,299	—		9,347,096
Total long-term investments	$9,436,782	$8,417,503,100	$36,766,996		$8,463,706,878
Short-term investments†	—	1,787,668,357	—		1,787,668,357
Total investments	$9,436,782	$10,205,171,457	$36,766,996		$10,251,375,235
Other financial instruments:
Futures contracts	$6,351,666	—	—		$6,351,666
Forward foreign currency contracts	—	$19,507,996	—		19,507,996
Credit default swaps on corporate issues — sell protection	—	293,571	—		293,571

60	Western Asset Core Plus Bond Portfolio 2011 Annual Report

Notes to financial statements (cont’d)

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Credit default swaps on corporate issues — buy protection	—	$7,511,426	—	$7,511,426
Credit default swaps on credit indices — buy protection‡	—	16,994,221	—	16,994,221
Total other financial instruments	$6,351,666	$44,307,214	—	$50,658,880
Total	$15,788,448	$10,249,478,671	$36,766,996	$10,302,034,115

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other financial instruments:
Written options	$559,988	$62,132,960	—	$62,692,948
Futures contracts	6,994,074	—	—	6,994,074
Forward foreign currency contracts	—	3,645,780	—	3,645,780
Interest rate swaps	—	14,068,137	—	14,068,137
Credit default swaps on corporate issues — sell protection‡	—	4,998,506	—	4,998,506
Credit default swaps on corporate issues — buy protection	—	150,162	—	150,162
Credit default swaps on credit indices — sell protection‡	—	14,484,595	—	14,484,595
Total return swaps‡	—	1,576,016	—	1,576,016
Total	$7,554,062	$101,056,156	—	$108,610,218

†	See Schedule of Investments for additional detailed categorizations.

‡	Values include any premiums paid or received with respect to swap contracts.

*	Value is less than $1.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments in Securities	Corporate Bonds & Notes	Asset- Backed Securities†	Collateralized Mortgage Obligations†	Common Stocks	Total
Balance as of December 31, 2010	$17,561,062	$15,838,097	$89,440	—	$33,488,599
Accrued premiums/discounts	(67,995)	125,528	2,210	—	59,743
Realized gain (loss)[1]	(257)	199,215	(341,827)	—	(142,869)
Change in unrealized appreciation (depreciation)[2]	(120,927)	(996,850)	405,596	$(9,649,957)	(10,362,138)
Purchases	—	13,424,688	—	9,649,957	23,074,645
Sales	(225,599)	(7,448,926)	(132,416)	—	(7,806,941)

Western Asset Core Plus Bond Portfolio 2011 Annual Report	61

Investments in Securities	Corporate Bonds & Notes	Asset- Backed Securities†	Collateralized Mortgage Obligations†	Common Stocks		Total
Transfers into Level 3[3]	$861,712	—	—	—		$861,712
Transfers out of Level 3[4]	—	$(2,382,752)	$(23,003)	—		(2,405,755)
Balance as of December 31, 2011	$18,007,996	$18,759,000	—	$0	*	$36,766,996
Net change in unrealized appreciation (depreciation) for investments in securities still held at December 31, 2011[2]	$(120,927)	$(1,231,275)	—	$(9,649,957)		$(11,002,159)

The Fund’s policy is to recognize transfers between levels as of the end of the reporting period.

*	Value is less than $1.

[1]	This amount is included in net realized gain (loss) from investment transactions in the accompanying Statement of Operations.

[2]

This amount is included in the change in net unrealized appreciation (depreciation) in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

[3]	Transferred into Level 3 as a result of the unavailability of a quoted price in an active market for an identical investment or the unavailability of other significant observable inputs.

[4]	Transferred out of Level 3 as a result of the availability of a quoted price in an active market for an identical investment or the availability of other significant observable inputs.

†	Prior year amount has been reclassified to reflect current period classifications.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Securities traded on a to-be-announced basis. The Fund may trade securities on a to-be-announced (“TBA”) basis. In a TBA transaction, the Fund commits to purchasing or selling securities which have not yet been issued by the issuer and for which specific information, such as the face amount, maturity date and underlying pool of investments in U.S. government agency mortgage pass-through securities, is not announced. Securities purchased on a TBA basis are not settled until they are delivered to the Fund. Beginning on the date the Fund enters into a TBA transaction,

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Notes to financial statements (cont’d)

cash, U.S. government securities or other liquid high-grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.

(d) Mortgage dollar rolls. The Fund may enter into mortgage dollar rolls in which the Fund sells mortgage-backed securities for delivery in the current month, realizing a gain or loss, and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities to settle on a specified future date.

The Fund executes its mortgage dollar rolls entirely in the TBA market, whereby the Fund makes a forward commitment to purchase a security and, instead of accepting delivery, the position is offset by a sale of the security with a simultaneous agreement to repurchase at a future date. The Fund accounts for mortgage dollar rolls as purchases and sales.

The risk of entering into mortgage dollar rolls is that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the mortgage dollar roll may be restricted pending a determination by the counterparty, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.

(e) Inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value or interest rate is periodically adjusted according to the rate of inflation. As the index measuring inflation changes, the principal value or interest rate of inflation-indexed bonds will be adjusted accordingly. Inflation adjustments to the principal amount of inflation-indexed bonds are reflected as an increase or decrease to investment income on the Statement of Operations. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

(f) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk

Western Asset Core Plus Bond Portfolio 2011 Annual Report	63

of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(g) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(h) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(i) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

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Notes to financial statements (cont’d)

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the “initial margin” and subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(j) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with other portfolio transactions.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is identified on the Statement of Assets and Liabilities. Risks may exceed amounts recorded in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, and the possible lack of liquidity with respect to the swap agreements.

Payments received or made at the beginning of the measurement period are reflected as a premium or deposit, respectively, on the Statement of Assets and Liabilities. These upfront payments are amortized over the life of the swap and are recognized as realized gain or loss in the Statement of Operations. Net periodic payments received or paid by the Fund are recognized as a realized gain or loss in the Statement of Operations.

The Fund’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. As of December 31, 2011, the total notional value of all credit default swaps to sell protection is $217,898,629. This amount would be offset by the value of the swap’s reference entity, upfront premiums received on the swap and any amounts received from the settlement of a credit default swap where the Fund bought protection for the same referenced security/entity.

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For average notional amounts of swaps held during the year ended December 31, 2011, see Note 4.

Credit default swaps

The Fund enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Notes to Financial Statements and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features

66	Western Asset Core Plus Bond Portfolio 2011 Annual Report

Notes to financial statements (cont’d)

since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

Interest rate swaps

The Fund enters into interest rate swap contracts to manage its exposure to interest rate risk. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional principal amount. The Fund may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional principal amount. Interest rate swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as an unrealized gain or loss in the Statement of Operations. When a swap contract is terminated early, the Fund records a realized gain or loss equal to the difference between the original cost and the settlement amount of the closing transaction.

The risks of interest rate swaps include changes in market conditions that will affect the value of the contract or changes in the present value of the future cash flow streams and the possible inability of the counterparty to fulfill its obligations under the agreement. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that that amount is positive. This risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

Total return swaps

The Fund enters into total return swaps for investment purposes. Total return swaps are agreements to exchange the return generated by one instrument for the return generated by another instrument. For example, the agreement to pay a predetermined or fixed interest rate in exchange for a market-linked return based on a notional amount. To the extent the total return of a referenced index or instrument exceeds the offsetting interest obligation, the Fund will receive a payment from the counterparty. To the extent it is less, the Fund will make a payment to the counterparty.

(k) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

Western Asset Core Plus Bond Portfolio 2011 Annual Report	67

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(l) Stripped securities. The Fund may invest in “Stripped Securities,” a term used collectively for components, or strips, of fixed income securities. Stripped securities can be principal only securities (“PO”), which are debt obligations that have been stripped of unmatured interest coupons or, interest only securities (“IO”), which are unmatured interest coupons that have been stripped from debt obligations. The market value of Stripped Securities will fluctuate in response to changes in economic conditions, rates of pre-payment, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in Stripped Securities than for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation may increase with a longer period of maturity.

The yield to maturity on IO’s is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IO’s.

(m) Swaptions. The Fund purchases and writes swaption contracts to manage exposure to an underlying instrument. The Fund may also purchase or write options to manage exposure to fluctuations in interest rates or to enhance yield. Swaption contracts written by the Fund represent an option that gives the purchaser the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date. Swaption contracts purchased by the Fund represent an option that gives the Fund the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date.

When the Fund writes a swaption, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect

68	Western Asset Core Plus Bond Portfolio 2011 Annual Report

Notes to financial statements (cont’d)

the current market value of the swaption written. If the swaption expires, the Fund realizes a gain equal to the amount of the premium received.

When the Fund purchases a swaption, an amount equal to the premium paid by the Fund is recorded as an investment on the statement of assets and liabilities, the value of which is marked-to-market daily to reflect the current market value of the swaption purchased. If the swaption expires, the Fund realizes a loss equal to the amount of the premium paid.

Swaptions are marked-to-market daily based upon quotations from market makers. Changes in the value of the swaption are reported as unrealized gains or losses in the Statement of Operations.

(n) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investment in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investment in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

Investments in securities that are collateralized by residential real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(o) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

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The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

As of December 31, 2011, the Fund held written options, forward foreign currency contracts, credit default swaps, interest rate swaps and total return swaps with credit related contingent features which had a liability position of $101,616,144. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties. As of December 31, 2011, the Fund had posted with its counterparties cash and/or securities as collateral to cover the net liability of these derivatives amounting to $72,710,000, which could be used to reduce the required payment.

(p) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(q) Distributions to shareholders. Distributions from net investment income of the Fund are declared each business day to shareholders of record, and are paid monthly. Distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(r) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(s) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(t) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

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Notes to financial statements (cont’d)

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of December 31, 2011, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(u) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current year, the following reclassifications have been made:

	Undistributed Net Investment Income	Accumulated Net Realized Loss
(a)	$4,653,246	$(4,653,246)

(a)

Reclassifications are primarily due to foreign currency transactions treated as ordinary income for tax purposes, losses from mortgage backed securities treated as capital losses for tax purposes and book/tax differences in the treatment of swap contracts.

2. Investment management agreement and other transactions with affiliates

The Fund has an investment management agreement with Legg Mason Partners Fund Advisor, LLC (“LMPFA”). Western Asset Management Company (“Western Asset”) is the investment adviser. Western Asset Management Company Limited (“Western Asset Limited”), Western Asset Management Company Pte. Ltd. (“Western Singapore”) and Western Asset Management Company Ltd (“Western Japan”) share advisory responsibilities with Western Asset. LMPFA, Western Asset, Western Asset Limited, Western Singapore and Western Japan are wholly owned subsidiaries of Legg Mason, Inc (“Legg Mason”).

LMPFA provides the Fund with management and administrative services for which the Fund pays a fee calculated daily and paid monthly, at an annual rate of 0.450% of the Fund’s average daily net assets up to $500 million, 0.425% of the average daily net assets of the next $500 million and 0.400% of the Fund’s average daily net assets in excess of $1 billion.

The investment manager has agreed to waive fees and/or reimburse operating expenses (other than interest, taxes, extraordinary expenses and brokerage commissions) so that total operating expenses are not expected to exceed 0.45% and 0.70% for Class IS and Class FI shares, respectively. Western Asset and Western Asset Limited also agreed to waive their advisory fees (which are paid by LMPFA and not the Fund) under corresponding amounts under the Fee Cap. These arrangements cannot be terminated prior to April 30, 2012 without the Board’s consent.

During the year ended December 31, 2011, fees waived and/or expenses reimbursed amounted to $1,417,345.

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With respect to Class IS and Class FI shares, the investment manager is permitted to recapture amounts waived or reimbursed to a class within three years after the day on which the investment manager earned the fee or incurred the expense if the class’s total annual operating expenses have fallen to a level below the lower of the limit described above or the limit then in effect.

Pursuant to these agreements, at December 31, 2011, the Fund had remaining fee waivers and/or expense reimbursements subject to recapture by LMPFA and respective dates of expiration as follows:

Class FI
Expires December 31, 2012	$1,102,926
Expires December 31, 2013	538,164
Expires December 31, 2014	1,417,345
Fee waivers/expense reimbursements subject to recapture	$3,058,435

For the year ended December 31, 2011, LMPFA recaptured $3,982 for Class IS shares.

Legg Mason Investor Services, LLC, a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the distributor of the Fund’s shares.

3. Investments

During the year ended December 31, 2011, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S Government & Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$1,705,487,492	$60,435,003,836
Sales	1,542,734,803	60,487,182,548

At December 31, 2011, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$402,235,054
Gross unrealized depreciation	(501,236,655)
Net unrealized depreciation	$(99,001,601)

At December 31, 2011, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Gain (Loss)
Contracts to Buy:
90-Day Eurodollar	510	3/12	$126,832,283	$126,677,625	$(154,658)
90-Day Eurodollar	578	9/12	143,483,153	143,437,925	(45,228)
U.S. Treasury Ultra Long-Term Bonds	4,665	3/12	741,015,068	747,274,687	6,259,619
					6,059,733

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Notes to financial statements (cont’d)

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Gain (Loss)
Contracts to Sell:
90-Day Eurodollar	276	6/12	$68,421,603	$68,513,550	$(91,947)
90-Day Eurodollar	578	9/13	143,450,497	143,358,450	92,047
U.S. Treasury 2-Year Notes	2,675	3/12	589,691,683	589,962,893	(271,210)
U.S. Treasury 5-Year Notes	3,119	3/12	383,115,638	384,441,119	(1,325,481)
U.S. Treasury 10-Year Notes	4,005	3/12	521,091,062	525,155,625	(4,064,563)
U.S. Treasury 30-Year Bonds	1,568	3/12	226,025,013	227,066,000	(1,040,987)
					(6,702,141)
Net unrealized loss on open futures contracts					$(642,408)

During the year ended December 31, 2011, written option transactions for the Fund were as follows:

	Number of Contracts	Premiums
Written options, outstanding as of December 31, 2010	1,105,284,841	$39,448,431
Options written	2,167,228,111	18,947,367
Options closed	(1,600,215,855)	(11,732,753)
Options exercised	(567,004,042)	(4,249,880)
Options expired	(268,312,401)	(5,786,780)
Written options, outstanding as of December 31, 2011	836,980,654	$36,626,385

At December 31, 2011, the Fund held TBA securities with a total cost of $1,466,783,746.

At December 31, 2011, the Fund had the following open forward foreign currency contracts:

Foreign Currency	Counterparty	Local Currency	Market Value	Settlement Date	Unrealized Gain (Loss)
Contracts to Buy:
Canadian Dollar	Citibank N.A.	85,988,000	$84,314,277	2/16/12	$(92,779)
Euro	Credit Suisse First Boston Inc.	31,793,419	41,163,758	2/16/12	(2,529,938)
Euro	UBS AG	6,170,609	7,989,246	2/16/12	(533,167)
Japanese Yen	Goldman Sachs Group Inc.	3,505,750,760	45,582,776	2/16/12	568,000
					(2,587,884)
Contracts to Sell:
Euro	Citibank N.A.	56,134,951	72,679,365	2/16/12	4,942,642
Euro	Goldman Sachs Group Inc.	47,500,000	61,499,472	2/16/12	3,976,428
Euro	JPMorgan Chase & Co.	50,815,000	65,791,488	2/16/12	4,573,567
Euro	Morgan Stanley & Co. Inc.	63,690,000	82,461,082	2/16/12	5,447,359
Japanese Yen	Deutsche Bank AG	3,600,000,000	46,808,231	2/16/12	(489,896)
					18,450,100
Net unrealized gain on open forward foreign currency contracts					$15,862,216

Western Asset Core Plus Bond Portfolio 2011 Annual Report	73

At December 31, 2011, the Fund had the following open swap contracts:

INTEREST RATE SWAPS
Swap Counterparty	Notional Amount	Termination Date	Payments Made By The Fund‡	Payments Received By The Fund	Upfront Premiums Paid (received)	Unrealized Depreciation
Banc of America Securities LLC	$8,100,000	3/1/13	5.104% semi-annually	3-Month LIBOR	—	$(417,229)
Banc of America Securities LLC	5,510,000	12/16/13	5.381% semi-annually	3-Month LIBOR	—	(502,912)
Banc of America Securities LLC	7,950,000	11/10/15	4.864% semi-annually	3-Month LIBOR	—	(1,184,781)
Banc of America Securities LLC	5,500,000	1/15/16	5.451% semi-annually	3-Month LIBOR	—	(979,370)
Banc of America Securities LLC	8,270,000	10/3/16	5.425% semi-annually	3-Month LIBOR	—	(1,657,288)
Barclays Capital Inc.	6,240,000	6/25/12	5.060% semi-annually	3-Month LIBOR	—	(134,877)
Barclays Capital Inc.	6,330,000	9/15/12	5.189% semi-annually	3-Month LIBOR	—	(204,825)
Credit Suisse First Boston Inc.	5,300,000	8/15/13	5.023% semi-annually	3-Month LIBOR	—	(371,074)
Credit Suisse First Boston Inc.	6,630,000	3/15/14	5.131% semi-annually	3-Month LIBOR	—	(644,739)
Credit Suisse First Boston Inc.	5,350,000	9/15/15	5.160% semi-annually	3-Month LIBOR	—	(830,783)
Credit Suisse First Boston Inc.	4,880,000	3/1/17	5.335% semi-annually	3-Month LIBOR	—	(1,014,638)
Deutsche Bank AG	10,890,000	6/15/16	5.183% semi-annually	3-Month LIBOR	—	(1,962,094)
Deutsche Bank AG	8,270,000	4/1/17	5.435% semi-annually	3-Month LIBOR	—	(1,783,713)
JPMorgan Chase & Co.	8,250,000	9/15/14	5.000% semi-annually	3-Month LIBOR	—	(940,153)
RBS Greenwich	4,560,000	4/1/12	5.011% semi-annually	3-Month LIBOR	—	(51,534)
RBS Greenwich	8,230,000	3/1/16	5.120% semi-annually	3-Month LIBOR	—	(1,388,127)
Total	$110,260,000				—	$(14,068,137)

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES — SELL PROTECTION[1]
Swap Counterparty (Reference Entity)	Notional Amount[2]	Termination Date	Implied Credit Spread At December 31, 2011[3]	Periodic Payments Received By The Fund‡	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Banc of America Securities LLC (AES Corp., 7.750%, due 3/1/14)	$5,600,000	3/20/17	4.12%	2.800% quarterly	$(335,559)	—	$(335,559)
Banc of America Securities LLC (AES Corp., 7.750%, due 3/1/14)	3,600,000	3/20/17	4.12%	2.600% quarterly	(248,484)	—	(248,484)
Deutsche Bank AG (AES Corp., 7.750%, due 3/1/14)	1,700,000	12/20/16	3.98%	2.210% quarterly	(132,217)	—	(132,217)

74	Western Asset Core Plus Bond Portfolio 2011 Annual Report

Notes to financial statements (cont’d)

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES — SELL PROTECTION[1]
Swap Counterparty (Reference Entity)	Notional Amount[2]	Termination Date	Implied Credit Spread At December 31, 2011[3]	Periodic Payments Received By The Fund‡	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Deutsche Bank AG (AES Corp., 7.750%, due 3/1/14)	$2,500,000	12/20/16	3.98%	2.200% quarterly	$(195,535)	—	$(195,535)
Deutsche Bank AG (Ford Motor Credit Co., 5.000%, due 5/15/18)	4,450,000	9/20/17	3.33%	3.650% quarterly	66,689	—	66,689
Deutsche Bank AG (Ford Motor Credit Co., 5.000%, due 5/15/18)	3,500,000	9/20/17	0.33%	3.650% quarterly	52,452	—	52,452
Deutsche Bank AG (Ford Motor Credit Co., 7.450%, due 7/16/31)	2,600,000	3/20/15	3.17%	2.930% quarterly	(18,799)	—	(18,799)
Deutsche Bank AG (MetLife Inc., 5.000%, due 6/15/15)	19,810,000	6/20/18	3.32%	1.000% quarterly	(2,474,622)	$(765,417)	(1,709,205)
Goldman Sachs Group Inc. (Ford Motor Credit Co., 7.000%, due 10/1/13)	6,400,000	9/20/17	3.33%	3.770% quarterly	132,259	—	132,259
Goldman Sachs Group Inc. (TXU Corp., 5.550%, due 11/15/14)	2,700,000	9/20/12	21.94%	3.240% quarterly	(333,500)	—	(333,500)
RBS Greenwich (Bank of America Corp., 6.250%, due 4/15/12)	7,400,000	3/20/12	4.53%	0.600% quarterly	(64,787)	—	(64,787)
RBS Greenwich (Bank of America Corp., 6.250%, due 4/15/12)	9,900,000	9/20/12	4.53%	0.660% quarterly	(273,315)	—	(273,315)
RBS Greenwich (Ford Motor Credit Co., 7.450%, due 7/16/31)	2,500,000	6/20/12	1.56%	5.100% quarterly	42,171	—	42,171
RBS Greenwich (General Motors Acceptance Corp., 6.875%, due 8/28/12)	8,500,000	3/20/12	4.95%	1.170% quarterly	(71,405)	—	(71,405)
RBS Greenwich (General Motors Acceptance Corp., 6.875%, due 8/28/12)	9,400,000	3/20/12	4.95%	1.400% quarterly	(74,161)	—	(74,161)
RBS Greenwich (General Motors Acceptance Corp., 6.875%, due 8/28/12)	4,200,000	12/20/16	6.56%	1.550% quarterly	(776,122)	—	(776,122)
Total	$94,760,000				$(4,704,935)	$(765,417)	$(3,939,518)

Western Asset Core Plus Bond Portfolio 2011 Annual Report	75

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES — BUY PROTECTION[4]
Swap Counterparty (Reference Entity)	Notional Amount[2]	Termination Date	Periodic Payments Made By The Fund‡	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Banc of America Securities LLC (Home Depot Inc., 5.875%, due 12/16/36)	$5,510,000	12/20/13	0.635% quarterly	$(39,981)	—	$(39,981)
Banc of America Securities LLC (Marriot International Inc., 4.625%, due 6/15/12 )	7,950,000	12/20/15	0.730% monthly	119,883	—	119,883
Banc of America Securities LLC (Masco Corp., 5.875%, due 7/15/12)	8,270,000	12/20/16	1.040% quarterly	995,677	—	995,677
Banc of America Securities LLC (PHH Corporate Note, 7.125%, due 3/1/13 )	5,940,000	3/20/13	1.050% monthly	502,711	—	502,711
Banc of America Securities LLC (Viacom Inc., 4.625%, due 5/15/18)	5,500,000	12/20/15	1.130% quarterly	(37,658)	—	(37,658)
Barclays Capital Inc. (AmerisourceBergen Corp., 5.625%, due 9/15/12)	6,330,000	9/20/12	0.500% quarterly	(11,735)	—	(11,735)
Barclays Capital Inc. (Health Care Property Investments Inc., 6.450%, due 6/25/12)	6,240,000	6/20/12	0.630% quarterly	3,967	—	3,967
Credit Suisse First Boston Inc. (AmerisourceBergen Corp., 5.875%, due 9/15/15)	5,350,000	9/20/15	0.900% quarterly	(48,072)	—	(48,072)
Credit Suisse First Boston Inc. (Masco Corp., 5.875%, due 7/15/12)	5,830,000	9/20/13	0.750% quarterly	140,159	—	140,159
Credit Suisse First Boston Inc. (Southwest Airlines Co., 5.250%, due 10/1/14)	4,880,000	3/20/17	0.690% quarterly	299,119	—	299,119
Credit Suisse First Boston Inc. (Waste Management Inc., 5.000%, due 3/15/14)	6,630,000	3/20/14	0.490% quarterly	29,461	—	29,461
Deutsche Bank AG (AutoZone Inc., 6.950%, due 6/15/16)	10,890,000	6/20/16	0.580% quarterly	(7,212)	—	(7,212)
Deutsche Bank AG (CenturyTel Inc., 7.875%, due 8/15/12)	8,270,000	3/20/17	0.890% quarterly	615,211	—	615,211
Goldman Sachs Group Inc. (JPM Chase Commercial Mortgage, 5.797%, due 5/15/47)	5,000,000	5/15/47	0.750% monthly	4,772,588	—	4,772,588
JPMorgan Chase & Co. (Bell South Corp., 6.000%, due 11/15/34)	8,250,000	9/20/14	0.280% quarterly	16,525	—	16,525
Morgan Stanley & Co. Inc. (Gannett Co., 6.375%, due 4/1/12)	4,560,000	3/20/12	0.460% quarterly	4,450	—	4,450
Morgan Stanley & Co. Inc. (Viacom Inc., 6.250%, due 4/30/16)	10,540,000	3/20/12	0.360% quarterly	(788)	—	(788)
Morgan Stanley & Co. Inc. (Weyerhaeuser Co. Note, 7.125%, due 7/15/23)	5,540,000	3/20/12	0.740% quarterly	(4,716)	—	(4,716)
RBS Greenwich (Home Depot Inc., 5.400%, due 3/1/16)	8,230,000	3/20/16	0.480% monthly	11,675	—	11,675
Total	$129,710,000			$7,361,264	—	$7,361,264

76	Western Asset Core Plus Bond Portfolio 2011 Annual Report

Notes to financial statements (cont’d)

CREDIT DEFAULT SWAPS ON CREDIT INDICES — SELL PROTECTION[1]
Swap Counterparty (Reference Entity)	Notional Amount[2]	Termination Date	Periodic Payments Received By The Fund‡	Market Value[5]	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Credit Suisse First Boston Inc. (CDX.HY.10)	$10,370,000	6/20/13	5.000% quarterly	$(18,677)	$(326,768)	$308,091
Credit Suisse First Boston Inc. (CMBX NA AM 1)	5,028,000	10/12/52	0.500% monthly	(574,575)	(461,947)	(112,628)
Credit Suisse First Boston Inc. (CMBX.NA.AM.1)	27,207,000	10/12/52	0.500% monthly	(3,109,080)	(1,188,009)	(1,921,071)
Deutsche Bank AG (CMBX.NA.AM.2)	8,400,000	3/15/49	0.500% monthly	(1,394,750)	(480,763)	(913,987)
Deutsche Bank AG (iBoxx.IG.Hi-Vol2)	11,174,667	9/20/14	1.300% quarterly	(519,685)	17,182	(536,867)
Goldman Sachs Group Inc. (CMBX NA AM 1)	4,429,000	10/12/52	0.500% monthly	(506,124)	(405,544)	(100,580)
Goldman Sachs Group Inc. (CMBX.3.2007-1 AAA)	7,037,000	12/13/49	0.080% monthly	(662,534)	(827,998)	165,464
Goldman Sachs Group Inc. (CMBX.NA.AM.1)	4,793,000	10/12/52	0.500% monthly	(547,720)	(385,821)	(161,899)
JPMorgan Securities Inc. (CMBX NA AM 2)	14,200,000	3/15/49	0.500% monthly	(2,357,792)	(812,718)	(1,545,074)
JPMorgan Securities Inc. (CMBX.3.2007-1 AAA)	3,443,000	12/13/49	0.080% monthly	(324,158)	(438,003)	113,845
JPMorgan Securities Inc. (CMBX.3.2007-1 AJ Index)	4,170,000	12/13/49	1.470% monthly	(1,610,315)	(1,117,408)	(492,907)
Morgan Stanley & Co. Inc. (PrimeX.ARM.1)	3,045,981	6/25/36	4.420% monthly	(35,257)	78,399	(113,656)
Morgan Stanley & Co. Inc. (PrimeX.ARM.1)	3,045,981	6/25/36	4.420% monthly	(35,257)	64,144	(99,401)
UBS Warburg LLC (CMBX NA AM 2)	7,790,000	3/15/49	0.500% monthly	(1,293,465)	(1,418,856)	125,391
UBS Warburg LLC (CMBX NA AM 2)	9,005,000	3/15/49	0.500% monthly	(1,495,206)	(1,808,264)	313,058
Total	$123,138,629			$(14,484,595)	$(9,512,374)	$(4,972,221)

CREDIT DEFAULT SWAPS ON CREDIT INDICES — BUY PROTECTION[4]
Swap Counterparty (Reference Entity)	Notional Amount[2]	Termination Date	Periodic Payments Made By The Fund‡	Market Value[5]	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Barclay’s Capital Inc. (MARKIT.CDX.HY.15)	$43,120,000	12/20/15	5.000% quarterly	$1,425,129	$(896,733)	$2,321,862
Barclay’s Capital Inc. (MARKIT.CDX.HY.15)	2,940,000	12/20/15	5.000% quarterly	97,168	(64,050)	161,218
Citigroup Global Markets (CMBX.4.2007-2 AAA)	6,099,000	2/17/51	0.350% monthly	613,102	725,383	(112,281)
Credit Suisse First Boston Inc. (CMBX 1 2006-1 AAA Index)	23,234,000	10/12/52	0.100% monthly	1,168,282	1,041,335	126,947
Credit Suisse First Boston Inc. (CMBX 1 2006-1 AAA)	12,470,000	10/12/52	0.100% monthly	627,033	501,476	125,557

Western Asset Core Plus Bond Portfolio 2011 Annual Report	77

CREDIT DEFAULT SWAPS ON CREDIT INDICES — BUY PROTECTION[4]
Swap Counterparty (Reference Entity)	Notional Amount[2]	Termination Date	Periodic Payments Made By The Fund‡	Market Value[5]	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Credit Suisse First Boston Inc. (CMBX NA AM 4)	$28,800,000	2/17/51	0.500% monthly	$6,995,520	$2,668,777	$4,326,743
Goldman Sachs Group Inc. (CMBX 1 2006-1 AAA)	10,732,000	10/12/52	0.100% monthly	539,640	438,223	101,417
Goldman Sachs Group Inc. (CMBX.1.2006-1 AAA)	33,163,000	10/12/52	0.100% monthly	1,667,545	1,727,028	(59,483)
JPMorgan Securities Inc. (CMBX.4.2007-2 AAA)	5,127,000	2/17/51	0.350% monthly	515,392	323,094	192,298
JPMorgan Securities Inc. (CMBX.4.2007-2 AJ Index)	4,170,000	2/17/51	0.960% monthly	1,810,440	1,318,714	491,726
Morgan Stanley & Co. Inc. (CMBX.1.2006-1 AAA)	18,155,000	10/12/52	0.100% monthly	912,893	945,457	(32,564)
Morgan Stanley & Co. Inc. (CMBX.1.2006-1 AAA)	12,000,000	10/12/52	0.100% monthly	603,400	595,324	8,076
RBS Greenwich (CDX.HY.10)	10,370,000	6/20/13	5.000% quarterly	18,677	609,757	(591,080)
Total	$210,380,000			$16,994,221	$9,933,785	$7,060,436

TOTAL RETURN SWAPS
Swap Counterparty	Notional Amount	Termination Date	Periodic Payments Made By The Fund	Periodic Payments Received By The Fund	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Citigroup Global Markets	$6,027,000	4/2/12	TRX-CMBS Reset**	TRX-CMBS**	—	$(26,428)
Credit Suisse First Boston Inc.	2,934,000	7/2/12	TRX-CMBS Reset**	TRX-CMBS**	—	(43,981)
Credit Suisse First Boston Inc.	5,532,000	7/2/12	TRX-CMBS Reset**	TRX-CMBS**	—	(82,925)
Credit Suisse First Boston Inc.	5,532,000	10/1/12	TRX-CMBS Reset**	TRX-CMBS**	—	(134,587)
Deutsche Bank AG	314,700,000	2/7/12	3.115% 1 Time‡	2-month-CMM‡	—	(292,108)	*
Deutsche Bank AG	5,575,000	7/2/12	TRX-CMBS Reset**	TRX-CMBS**	—	(83,570)
Deutsche Bank AG	5,575,000	10/1/12	TRX-CMBS Reset**	TRX-CMBS**	—	(135,634)
Goldman Sachs Group Inc.	113,700,000	2/8/12	3.091% Monthly‡	USD-CMM‡	—	(78,174)	*
Goldman Sachs Group Inc.	2,747,211	1/12/39	1-month LIBOR‡	IOS.FN30.550.08‡	$(2,612)	(28,090)
Goldman Sachs Group Inc.	7,676,019	1/12/39	1-month LIBOR‡	IOS.FN30.600.08‡	—	(64,694)
Goldman Sachs Group Inc.	9,864,358	1/12/39	1-month LIBOR ‡	IOS.FN30.600.08‡	17,230	(100,368)
Goldman Sachs Group Inc.	39,356,430	1/12/39	1-month LIBOR ‡	IOS.FN30.600.08‡	(5,780)	(325,919)
Goldman Sachs Group Inc.	4,793,933	1/12/40	1-month LIBOR ‡	IOS.FN30.450.09‡	(34,397)	(14,088)

78	Western Asset Core Plus Bond Portfolio 2011 Annual Report

Notes to financial statements (cont’d)

TOTAL RETURN SWAPS
Swap Counterparty	Notional Amount	Termination Date	Periodic Payments Made By The Fund	Periodic Payments Received By The Fund	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Morgan Stanley & Co. Inc.	$5,750,000	10/1/12	TRX2-CMBS Reset**	TRX2-CMBS**	$(152,629)	$12,738
Total	$529,762,951				$(178,188)	$(1,397,828)

[1]

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

[2]

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

[3]

Implied credit spreads, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

[4]

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the underlying securities comprising the referenced index.

[5]

The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement been closed/sold as of the period end. Decreasing market values when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

‡	Percentage shown is an annual percentage rate.

*	Swap contract is valued in good faith at fair value in accordance with procedures approved by the Board of Directors.

**	Periodic payments made/received by the Fund are based on the total return of the referenced entity.

4. Derivative instruments and hedging activities

Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at December 31, 2011.

ASSET DERIVATIVES[1]
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Purchased Options[2]	$9,347,096	—	—	$9,347,096
Futures Contracts[3]	6,351,666	—	—	6,351,666
Swap Contracts[4]	—	—	$24,799,218	24,799,218
Forward Foreign Currency Contracts	—	$19,507,996	—	19,507,996
Total	$15,698,762	$19,507,996	$24,799,218	$60,005,976

Western Asset Core Plus Bond Portfolio 2011 Annual Report	79

LIABILITY DERIVATIVES[1]
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Written Options	$62,692,948	—	—	$62,692,948
Futures Contracts[3]	6,994,074	—	—	6,994,074
Swap Contracts[4]	14,997,137	—	$20,280,279	35,277,416
Forward Foreign Currency Contracts	—	$3,645,780	—	3,645,780
Total	$84,684,159	$3,645,780	$20,280,279	$108,610,218

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

[2]	Market value of purchased options is reported in Investments at value in the Statement of Assets and Liabilities.

[3]

Includes cumulative appreciation (depreciation) of futures contracts as reported in the footnotes. Only variation margin is reported within the receivables and/or payables of the Statement of Assets and Liabilities.

[4]	Values include premiums paid (received) on swap contracts which are shown separately in the Statement of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended December 31, 2011. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Purchased Options	$(10,669,972)	—	$(938,305)	$(11,608,277)
Written Options	11,418,446	—	824,895	12,243,341
Futures Contracts	95,747,421	—	—	95,747,421
Swap Contracts	(81,843,746)	—	9,741,437	(72,102,309)
Forward Foreign Currency Contracts	—	$(10,205,355)	—	(10,205,355)
Total	$14,652,149	$(10,205,355)	$9,628,027	$14,074,821

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Purchased Options	$5,268,924	—	—	$5,268,924
Written Options	(20,922,011)	—	—	(20,922,011)
Futures Contracts	10,143,666	—	—	10,143,666
Swap Contracts	17,920,838	—	$(9,057,904)	8,862,934
Forward Foreign Currency Contracts	—	$16,893,110	—	16,893,110
Total	$12,411,417	$16,893,110	$(9,057,904)	$20,246,623

80	Western Asset Core Plus Bond Portfolio 2011 Annual Report

Notes to financial statements (cont’d)

During the year ended December 31, 2011, the volume of derivative activity for the Fund was as follows:

Average Market Value
Purchased options	$11,617,461
Written options	47,612,236
Forward foreign currency contracts (to buy)	173,047,168
Forward foreign currency contracts (to sell)	419,313,483
Futures contracts (to buy)	1,258,027,385
Futures contracts (to sell)	1,546,040,399

Average Notional Balance
Interest rate swap contracts	$323,191,538
Credit default swap contracts (to buy protection)	458,951,944
Credit default swap contracts (to sell protection)	301,074,046
Total return swap contracts	268,538,156

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 distribution plan and under that plan the Fund pays a service and/or distribution fee with respect to its Class FI shares calculated at the annual rate of 0.25% of the average daily net assets of Class FI. Service and distribution fees are accrued and paid monthly.

For the year ended December 31, 2011, class specific expenses were as follows:

	Service and/or Distribution Fees	Transfer Agent Fees	Shareholder Reports
Class IS	—	$15,025	$23,168
Class I	—	1,278,041	85
Class FI	$4,306,018	1,773,534	7,019
Total	$4,306,018	$3,066,600	$30,272

For the year ended December 31, 2011, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Class IS	—
Class I	—
Class FI	$1,417,345
Total	$1,417,345

Western Asset Core Plus Bond Portfolio 2011 Annual Report	81

6. Distributions to shareholders by class

	Year Ended December 31, 2011	Year Ended December 31, 2010
Net Investment Income:
Class IS1	$72,364,253	$96,552,213
Class I1	167,029,417	276,058,958
Class FI1	55,064,902	43,597,158
Total	$294,458,572	$416,208,329

[1]	In April 2010, Institutional Select Class, Institutional Class and Financial Intermediaries Class shares were renamed Class IS, Class I and Class FI shares, respectively.

7. Capital shares

At December 31, 2011, the Corporation had 21.15 billion shares of capital stock authorized with a par value of $0.001 per share. Transactions in shares of the Fund were as follows:

	Year Ended December 31, 2011		Year Ended December 31, 2010
	Shares	Amount	Shares	Amount
Class IS1
Shares sold	62,429,383	$683,584,444	34,241,677	$364,278,613
Shares issued on reinvestment	5,956,113	65,355,596	8,188,825	87,484,500
Shares repurchased	(45,669,791)	(502,316,338)	(54,383,907)	(576,805,855)
Net increase (decrease)	22,715,705	$246,623,702	(11,953,405)	$(125,042,742)

Class I1
Shares sold	112,834,984	$1,236,900,261	86,145,492	$921,419,204
Shares issued on reinvestment	13,202,930	144,822,559	23,558,345	251,732,393
Shares repurchased	(184,105,671)	(2,014,440,276)	(167,794,427)	(1,785,200,718)
Net decrease	(58,067,757)	$(632,717,456)	(58,090,590)	$(612,049,121)

Class FI1
Shares sold	149,192,276	$1,626,409,665	25,181,075	$266,187,594
Shares issued on reinvestment	5,002,765	54,965,619	4,102,144	43,884,596
Shares repurchased	(48,708,966)	(533,819,278)	(18,336,478)	(194,894,307)
Net increase	105,486,075	$1,147,556,006	10,946,741	$115,177,883

[1]	In April 2010, Institutional Select Class, Institutional Class and Financial Intermediaries Class shares were renamed Class IS, Class I and Class FI shares, respectively.

8. Income tax information and distributions to shareholders

Subsequent to the fiscal year end, the Fund has made the following distributions:

Record Date Payable Date	Class IS	Class I	Class FI
Daily 1/31/2011	$0.028007	$0.027772	$0.025653

82	Western Asset Core Plus Bond Portfolio 2011 Annual Report

Notes to financial statements (cont’d)

The tax character of distributions paid during the fiscal years ended December 31, was as follows:

	2011	2010
Distributions Paid From:
Ordinary income	$294,458,572	$416,208,329

As of December 31, 2011, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income — net	$35,589,189
Capital loss carryforward*	(386,637,541)
Other book/tax temporary differences(a)	(25,634,322)
Unrealized appreciation (depreciation)(b)	(120,632,421)
Total accumulated earnings (losses) — net	$(497,315,095)

*	During the taxable year ended December 31, 2011, the Fund utilized $ 119,786,974 of its capital loss carryfoward available from prior years. As of December 31, 2011, the Fund had the following net capital loss carryforwards remaining:

Year of Expiration	Amount
12/31/2017	$(386,637,541)

This amount will be available to offset any future taxable capital gains.

(a)

Other book/tax temporary differences are attributable primarily to the tax deferral of losses on straddles, the realization for tax purposes of unrealized gains / (losses) on certain futures and foreign currency contracts, differences between book/tax accrual of interest income on securities in default, book/tax differences in the treatment of treasury inflation protected securities and book/tax differences in the timing of the deductibility of various expenses.

(b)	The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales and other book/tax basis adjustments.

9. Recent accounting pronouncement

In May 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-04, Fair Value Measurement (Topic 820) — Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs (“ASU No. 2011-04”). ASU No. 2011-04 establishes common requirements for measuring fair value and for disclosing information about fair value measurements. ASU No. 2011-04 is effective during interim and annual periods beginning after December 15, 2011. Management is currently evaluating the impact the adoption of ASU No. 2011-04 will have on the Fund’s financial statements and related disclosures.

Western Asset Core Plus Bond Portfolio 2011 Annual Report	83

Report of independent registered public accounting firm

To the Board of Directors of Western Asset Funds, Inc. and to the Shareholders of Western Asset Core Plus Bond Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Western Asset Core Plus Bond Portfolio (one of the Portfolios comprising Western Asset Funds, Inc., the “Fund”) at December 31, 2011, the results of its operations, the changes in its net assets, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Baltimore, Maryland

February 21, 2012

84	Western Asset Core Plus Bond Portfolio

Board approval of investment management and advisory agreements (unaudited)

The Executive and Contracts Committee of the Board of Directors considered the Investment Management Agreement between the Corporation and LMPFA with respect to the Fund and the Investment Advisory Agreements between LMPFA and Western Asset Management Company (“Western Asset”), Western Asset Management Company Limited in London (“WAML”), Western Asset Management Company Pte. Ltd. in Singapore (“Western Singapore”) and Western Asset Management Company Ltd in Japan (“Western Japan,” and together with Western Singapore and WAML the “Non-U.S. Advisers” and together with Western Asset, the “Advisers”) (collectively, the “Agreements”) with respect to the Fund at meetings held on October 20 and October 27, 2011. At a meeting held on November 15, 2011, the Executive and Contracts Committee reported to the full Board of Directors its considerations and recommendation with respect to the Agreements, and the Board of Directors, including a majority of the Independent Directors, considered and approved renewal of the Agreements.

The Directors noted that although Western Asset’s business is operated through separate legal entities, such as the Non-U.S. Advisers, its business is highly integrated and senior investment personnel at Western Asset have supervisory oversight responsibility over the investment decisions made by the Non-U.S. Advisers. Therefore, in connection with their deliberations noted below, the Directors primarily focused on the information provided by Western Asset when considering the approval of the Investment Advisory Agreements between LMPFA and the Non-U.S. Advisers with respect to the Fund. The Directors also noted that the Fund does not pay any management fees directly to Western Asset or to any of the Non-U.S. Advisers because LMPFA pays the Advisers for services provided to the Fund out of the management fee LMPFA receives from the Fund.

In arriving at their decision to renew the Agreements, the Directors met with representatives of Western Asset as well as representatives of LMPFA; reviewed a variety of information prepared by LMPFA and Western Asset and materials provided by Lipper Inc. (“Lipper”) and counsel to the Independent Directors; reviewed performance and expense information for the Fund’s peer group of comparable funds selected and prepared by Lipper and for certain other comparable products available from Western Asset, including separate accounts managed by Western Asset; and requested and reviewed additional information as necessary. These reviews were in addition to information obtained by the Directors at their regular quarterly meetings with respect to the Fund’s performance and other relevant matters, and related discussions with Western Asset’s personnel.

As part of their review, the Directors examined LMPFA’s ability to provide high quality oversight and administrative and shareholder support services to the Fund, and the Advisers’ ability to provide high quality investment management services to the Fund. The Directors considered the experience of LMPFA’s personnel in providing the types of services that LMPFA is responsible for providing to the Fund; the ability of LMPFA to attract and retain capable personnel; the capability and integrity of LMPFA’s senior management and staff; and the level of skill required to provide such services to the Fund. The Directors considered the investment philosophy and

Western Asset Core Plus Bond Portfolio	85

research and decision-making processes of the Advisers; the experience of their key advisory personnel responsible for management of the Fund; the ability of the Advisers to attract and retain capable research and advisory personnel; the capability and integrity of the Advisers’ senior management and staff; and the level of skill required to manage the Fund. In addition, the Directors reviewed the quality of LMPFA’s and the Advisers’ services with respect to regulatory compliance and compliance with the investment policies of the Fund and conditions that might affect LMPFA’s or an Adviser’s ability to provide high quality services to the Fund in the future under the Agreements, including its business reputation, financial condition and operational stability. Based on the foregoing, the Directors concluded that the Advisers’ investment process, research capabilities and philosophy were well suited to the Fund given the Fund’s investment objective and policies, and that LMPFA and each of the Advisers would be able to meet any reasonably foreseeable obligations under the Agreements.

In reviewing the quality of the services provided to the Fund, the Directors also reviewed comparisons of the performance of the Fund to the performance of certain comparable funds in its peer group and to its investment benchmark over the one-, three-, five- and ten-year periods ended August 31, 2011. In that connection, the Directors noted that the performance of the Fund exceeded its peer average performance for each period. With respect to the Fund, the Directors considered the factors involved in its performance relative to the performance of its investment benchmark and peer group.

The Directors also considered the management fee payable by the Fund to LMPFA, the total expenses payable by the Fund and the fact that LMPFA pays to the Advisers the entire management fee it receives from the Fund. They reviewed information concerning management fees paid to investment advisers of similarly-managed funds, as well as fees paid by the Advisers’ other clients, including separate accounts managed by the Advisers. The Directors observed that although the management fee paid by the Fund to LMPFA was approximately equal to the average of the fees paid by funds in its peer group, total expenses for the Fund were slightly lower than the average of the funds in its peer group. The Directors noted that the management fee paid by the Fund was generally higher than the fees paid by other clients of the Advisers for accounts with similar investment strategies, but that the administrative and operational responsibilities for the Advisers with respect to the Fund were also relatively higher. In light of this difference, the Directors concluded that the management fee paid by the Fund relative to the fees paid by the Advisers’ other clients was reasonable.

The Directors further evaluated the benefits of the advisory relationship to LMPFA and the Advisers, including, among others, the profitability of the relationship to LMPFA and the Advisers; the direct and indirect benefits that LMPFA and each Adviser may receive from its relationship with the Fund, including any “fallout benefits,” such as reputational value derived from serving as investment manager or adviser to the Fund; and the affiliations between LMPFA, the Advisers and certain service providers for the Fund. In that connection, the Directors concluded that

86	Western Asset Core Plus Bond Portfolio

Board approval of investment management and advisory agreements (unaudited) (cont’d)

LMPFA and each Adviser’s profitability was consistent with levels of profitability that had been determined by courts not to be excessive. The Directors noted that Western Asset does not have soft dollar arrangements.

Finally, the Directors considered, in light of the profitability information provided by LMPFA and Western Asset, the extent to which economies of scale would be realized by the Advisers as the assets of the Fund grow. They further concluded that the Fund’s assets were currently at a level at which the Advisers potentially may realize economies of scale from any future growth in the Fund, and noted that fee breakpoints had been implemented to capture a portion of any economies of scale for the benefit of the Fund’s shareholders. The Directors determined that the management fee structure for the Fund is reasonable.

In their deliberations with respect to these matters, the Independent Directors were advised by their independent counsel, who is independent of LMPFA and the Advisers within the meaning of Securities and Exchange Commission rules regarding the independence of counsel. The Independent Directors weighed each of the foregoing matters in light of the advice given to them by their independent counsel as to the law applicable to the review of investment advisory contracts. In arriving at a decision, the Directors, including the Independent Directors, did not identify any single matter as all-important or controlling, and the foregoing summary does not detail all the matters considered. The Directors judged the terms and conditions of the Agreements, including the investment advisory fees, in light of all of the surrounding circumstances.

Based upon their review, the Directors, including all of the Independent Directors, determined, in the exercise of their business judgment, that they were generally satisfied with the quality of services being provided by LMPFA and the Advisers, but they would continue to closely monitor the performance of LMPFA and the Advisers; that the fees to be paid to the Advisers and LMPFA under the relevant Agreements were fair and reasonable, given the scope and quality of the services rendered by the Advisers and LMPFA; and that approval of the Agreements was in the best interest of the Fund and its shareholders.

Western Asset Core Plus Bond Portfolio	87

Additional information (unaudited)

Information about Directors and Officers

The business and affairs of Western Asset Core Plus Bond Portfolio (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Directors. The business address of each Director is c/o Western Asset Management Company, 385 East Colorado Blvd., Pasadena, California 91101. Information pertaining to the Directors and officers of the Fund is set forth below.

The Statement of Additional Information includes additional information about Directors and is available, without charge, upon request by calling the Fund at 1-877-721-1926.

Independent Directors†
Ronald J. Arnault
Year of birth	1943
Position(s) held with Fund	Director
Term of office and length of time served[1]	Served since 1997
Principal occupations during the past five years	Retired.
Number of portfolios in fund complex overseen[2]	11
Other directorships held	None
Anita L. DeFrantz
Year of birth	1952
Position(s) held with Fund	Director
Term of office and length of time served[1]	Served since 1998
Principal occupations during the past five years	President (1987-present) and Director (1990-present) of LA84 (formerly Amateur Athletic Foundation of Los Angeles); President and Director of Kids in Sports (1994-present); Vice President, International Rowing Federation (1986-present); Member of the International Olympic Committee (1986-present).
Number of portfolios in fund complex overseen[2]	11
Other directorships held	OBN Holdings, Inc. (film, television and media company)
Avedick B. Poladian
Year of birth	1951
Position(s) held with Fund	Director
Term of office and length of time served[1]	Served since 2007
Principal occupations during the past five years	Executive Vice President and Chief Operating Officer of Lowe Enterprises, Inc. (real estate and hospitality firm) (2002-present); Partner, Arthur Andersen, LLP (1974-2002).
Number of portfolios in fund complex overseen[2]	11
Other directorships held	Occidental Petroleum Corporation and Public Storage

88	Western Asset Core Plus Bond Portfolio

Additional information (unaudited) (cont’d)

Information about Directors and Officers

Independent Directors cont’d
William E. B. Siart
Year of birth	1946
Position(s) held with Fund	Director and Chairman
Term of office and length of time served[1]	Served since 1997
Principal occupations during the past five years	Trustee of The Getty Trust (2005-present); Chairman of Walt Disney Concert Hall, Inc. (1998-2006); Chairman of Excellent Education Development (2000-present).
Number of portfolios in fund complex overseen[2]	11
Other directorships held	None
Jaynie Miller Studenmund
Year of birth	1954
Position(s) held with Fund	Director
Term of office and length of time served[1]	Served since 2004
Principal occupations during the past five years	Director of Orbitz Worldwide, Inc. (2007-present) (online travel company); Director of MarketTools, Inc. (2010-present) (market research software provider); Director of Forest Lawn (2002-present) (memorial parks); Director of eHarmony, Inc. (2005-2011) (online dating company); Director of aQuantive Inc. (2004-2007) (digital marketing services company); Chief Operating Officer of Overture Services, Inc. (2001-2004) (commercial online search); and President and Chief Operating Officer of Paymybills.com (2000-2001) (online personal bill management service)
Number of portfolios in fund complex overseen[2]	11
Other directorships held	Orbitz Worldwide (global on-line travel company)
Interested Directors
R. Jay Gerken[3]
Year of birth	1951
Position(s) held with Fund	Director and President
Term of office and length of time served[1]	Served as a Director since 2006 and as President since 2007
Principal occupations during the past five years	Managing Director of Legg Mason & Co. (since 2005); Officer and Trustee/Director of 161 funds associated with LMPFA or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); President and Chief Executive Officer of LMPFA (since 2006); President and Chief Executive Officer of Smith Barney Fund Management LLC (“SBFM”) (formerly a registered investment adviser) (since 2002)
Number of portfolios in fund complex overseen[2]	161
Other directorships held	None

Western Asset Core Plus Bond Portfolio	89

Interested Directors cont’d
Ronald L. Olson[4]
Year of birth	1941
Position(s) held with Fund	Director
Term of office and length of time served[1]	Served since 2005
Principal occupations during the past five years	Senior Partner of Munger, Tolles & Olson LLP (a law partnership) (1968-present).
Number of portfolios in fund complex overseen[2]	11
Other directorships held	Edison International, City National Corporation (financial services company), The Washington Post Company, and Berkshire Hathaway, Inc.
Officers[5]
Richard F. Sennett 55 Water Street New York, NY 10041
Year of birth	1970
Position(s) held with Fund	Principal Financial Officer
Term of office and length of time served[1]	Served since 2011
Principal occupations during the past five years

Principal Financial Officer of certain mutual funds associated with Legg Mason & Co. of its affiliates (since 2011); Managing Director of Legg Mason & Co. and Senior Manager of the Treasury Policy group for Legg Mason & Co’s Global Fiduciary Platform (since 2011); formerly, Chief Accountant within the SEC’s Division of Investment Management (2007 to 2011); formerly, Assistant Chief Accountant within the SEC’s Division of Investment Management (2002 to 2007)

Number of portfolios in fund complex overseen[2]	N/A
Other directorships held	N/A

90	Western Asset Core Plus Bond Portfolio

Additional information (unaudited) (cont’d)

Information about Directors and Officers

Officers[5] cont’d
Erin K. Morris 100 International Drive Baltimore, MD 21202
Year of birth	1966
Position(s) held with Fund	Treasurer
Term of office and length of time served[1]	Served since 2006
Principal occupations during the past five years	Vice President and Manager Global Fiduciary Platform, Legg Mason & Co., LLC (2005-present); Assistant Vice President and Manager, Fund Accounting Legg Mason Wood Walker, Incorporated (2002-2005); Treasurer, Western Asset Funds, Inc., Western Asset Income Fund and Western Asset Premier Bond Fund (2006-present); Western Asset/Claymore Inflation-Linked Securities & Income Fund and Western Asset/Claymore Inflation-Linked Opportunities & Income Fund (2010-present); Assistant Treasurer Legg Mason Partners Fund Complex (2007-present); Formerly Assistant Treasurer, Western Asset Funds, Inc., Western Asset Income Fund and Western Asset Premier Bond Fund (2001-2006); Western Asset/Claymore Inflation-Linked Securities & Income Fund (2003-2009) and Western Asset/Claymore Inflation-Linked Opportunities & Income Fund (2004-2009).
Number of portfolios in fund complex overseen[2]	N/A
Other directorships held	N/A
Todd F. Kuehl 100 International Drive Baltimore, MD 21202
Year of birth	1969
Position(s) held with Fund	Chief Compliance Officer
Term of office and length of time served[1]	Served since 2007
Principal occupations during the past five years	Director, Legg Mason & Co., LLC (2006-present); Chief Compliance Officer of Legg Mason Private Portfolio Group (2009-present); Chief Compliance Officer of Western Asset/Claymore Inflation-Linked Securities & Income Fund, Western Asset/Claymore Inflation-Linked Opportunities & Income Fund, Western Asset Income Fund, Western Asset Premier Bond Fund and Western Asset Funds, Inc. (2007-present) and Barrett Growth Fund and Barrett Opportunity Fund (2006-2008); Branch Chief, Division of Investment Management, U.S. Securities and Exchange Commission (2002-2006).
Number of portfolios in fund complex overseen[2]	N/A
Other directorships held	N/A

Western Asset Core Plus Bond Portfolio	91

Officers[5] cont’d
Robert I. Frenkel 100 First Stamford Place Stamford, CT 06902
Year of birth	1954
Position(s) held with Fund	Secretary and Chief Legal Officer
Term of office and length of time served[1]	Served since 2009
Principal occupations during the past five years	Vice President and Deputy General Counsel of Legg Mason, Inc. (since 2006); Managing Director and General Counsel of Global Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006).
Number of portfolios in fund complex overseen[2]	N/A
Other directorships held	N/A

†	Directors who are not “interested persons” of the Fund within the meaning of section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”).

[1]

Each Officer holds office until his or her respective successor is chosen and qualified, or in each case until he or she sooner dies, resigns, is removed with or without cause or becomes disqualified. Each of the Directors of the Fund holds office until his or her successor shall have been duly elected and shall qualify, subject to prior death, resignation, retirement, disqualification or removed from office and applicable law and the rules of the New York Stock Exchange.

[2]

In addition to overseeing the nine portfolios of the Corporation each Director also serves as a Trustee of Western Asset Premier Bond Fund and as a Director of Western Asset Income Fund, Inc. (closed-end investment companies), which are considered part of the same Fund Complex as the Fund. In addition, Mr. Gerken serves as Director/Trustee to 161 other portfolios associated with Legg Mason & Co., LLC or its affiliates. Legg Mason & Co., LLC is an affiliate of Western Asset Management Co. (“WAM”).

[3]

Mr. Gerken is an “Interested person” (as defined in section 2(a)(19) of the 1940 Act) of each Fund because of his positions with subsidiaries of, and ownership of shares of common stock of, Legg Mason, Inc., the parent company of WAM.

[4]	Mr. Olson is an “Interested person” (as defined above) of each Fund because his law firm has provided legal services to WAM.

[5]	Each officer of the Fund is an “Interested person” (as defined above) of the Fund.

92	Western Asset Core Plus Bond Portfolio

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended December 31, 2011:

Record Date:	Daily	Daily	Daily
Payable Date:	January 31, 2011	February 28, 2011	March 2011- December 2012
Ordinary Income:
Qualified dividend income for individuals	0.05%	0.01%	—
Dividends qualifying for the dividends
Received deduction for corporations	0.05%	0.01%	—
Interest from Federal Obligations	5.93%	5.93%	5.93%

The law varies in each state as to whether and what percentage of dividend income attributable to Federal obligations is exempt from state income tax. We recommend that you consult with your tax adviser to determine if any portion of the dividends you received is exempt from state income taxes.

Please retain this information for your records.

Western Asset

Core Plus Bond Portfolio

Directors

William E. B. Siart, Chairman

Ronald J. Arnault

Anita L. DeFrantz

R. Jay Gerken President

Ronald L. Olson

Avedick B. Poladian

Jaynie Miller Studenmund

Investment manager

Legg Mason Partners Fund Advisor, LLC

Investment advisers

Western Asset Management Company

Western Asset Management Company Limited

Western Asset Management Company Ltd.

Western Asset Management Company Pte. Ltd.

Transfer agent

Boston Financial Data Services

2000 Crown Colony Drive

Quincy, MA 02169

Custodian

State Street Bank and Trust Company

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Baltimore, MD

Legal counsel

Ropes & Gray LLP

1211 Avenue of the Americas

New York, NY 10036

Western Asset Core Plus Bond Portfolio

The Fund is a separate investment series of Western Asset Funds, Inc.

Western Asset Core Plus Bond Portfolio

Legg Mason Funds

55 Water Street

New York, NY 10041

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Western Asset Core Plus Bond Portfolio. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

©2012 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;
•	Account balances, transactions, and mutual fund holdings and positions;
•	Online account access user IDs, passwords, security challenge question responses; and
•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;
•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and
•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-877-721-1926.

Revised April 2011

NOT PART OF THE ANNUAL REPORT

Western Asset Management Company

Legg Mason, Inc. Subsidiaries

www.leggmason.com/individualinvestors

©2012 Legg Mason Investor Services, LLC Member FINRA, SIPC

WASX013139 2/12 SR12-1587

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors of the registrant has determined that Mr. Ronald J. Arnault, possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as “audit committee financial expert,” and have designated Mr. Arnault as the Audit Committee’s financial expert. Mr. Arnault is “independent” Director pursuant to paragraph (a) (2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending December 31, 2010 and December 31, 2011 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $476,381 in December 31, 2010 and $468,601 in December 31, 2011.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in December 31, 2010 and $0 in December 31, 2011.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Western Asset Funds, Inc. (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $36,500 in December 31, 2010 and $42,600 in December 31, 2011. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. The aggregate other fees billed in the Reporting Periods for products and services provided by the Auditor were $0 in December 31, 2011, other than the services reported in paragraphs (a) through (c) for the Item for the Western Asset Funds, Inc. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Western Asset Funds, Inc. requiring pre-approval by the Audit Committee in the Reporting Period.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Western Asset Funds, Inc. requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Western Asset Funds, Inc., the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for December 31, 2010 and December 31, 2011; Tax Fees were 100% and 100% for December 31, 2010 and December 31, 2011; and Other Fees were 100% and 100% for December 31, 2010 and December 31, 2011.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Western Asset Funds, Inc., LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Western Asset Funds, Inc. during the reporting period were $0 in December 31, 2011.

(h) Yes. Western Asset Funds, Inc.’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Western Asset Funds, Inc. or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Ronald J. Arnault

Anita L. DeFrantz

Avedick B. Poladian

William E.B. Siart

Jaynie Miller Studenmund

b)	Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Western Asset Funds, Inc.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
President of
Western Asset Funds, Inc.

Date: February 28, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
President of
Western Asset Funds, Inc.

Date: February 28, 2012

By:	/s/ Richard F. Sennett
(Richard F. Sennett)
Principal Financial Officer of
Western Asset Funds, Inc.

Date: February 28, 2012